UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

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W.W. Grainger, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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W.W. GRAINGER, INC.
100 Grainger Parkway, Lake Forest, Illinois 60045-5201
(847) 535-1000

        March 12, 2010

Dear Grainger Shareholder:

       The W.W. Grainger, Inc. 2010 annual meeting of shareholders will be held at our headquarters located at 100 Grainger Parkway, Lake Forest, Illinois (see map overleaf), on Wednesday, April 28, 2010, at 10 A.M. (CDT).

       We will report at the meeting on our operations and other matters of current interest. We will also present a slate of nominees for election as directors as well as proposals to ratify the appointment of independent auditor and to approve an incentive plan. The Board of Directors and management cordially invite you to attend.

       The formal notice of the annual meeting and the proxy statement follow. Whether or not you plan to attend the meeting, please ensure that your shares are represented by giving us your proxy. You can do so by telephone, by Internet, or by signing and dating the enclosed proxy form and returning it promptly in the envelope provided.

                                                                                      Sincerely,

/s/ J. T. Ryan
James T. Ryan Chairman of the Board, President and Chief Executive Officer

YOUR VOTE IS IMPORTANT

A majority of the outstanding shares entitled to vote on a matter must be represented either in person or by proxy to constitute a quorum for consideration of that matter at the annual meeting of shareholders. If your shares are held by a broker, unless you provide specific voting instructions, your broker will not be able to vote your shares for the election of directors or on other non-routine matters.

Please make sure your shares are voted.

Peterson Rd.
137
Buckley Rd.
Milwaukee, Wis.
176
21
St. Mary's Rd.
Bradley Rd.
Fairfield Rd.
60/83
Town Line Rd.
60
GRAINGER
Riverwoods Rd.
I-94
Gilmer Rd.
45
Everett Rd.
Old McHenry Rd.
43
Skokie Hwy.
22
83
Half Day Rd.
Marriott Courtyard
Marriott Lincolnshire
Hawthorne Suite
Deerfield Rd.
12
Sanders Rd.
Lake Cook Rd.
41
Elmhurst Rd.
Milwaukee Ave.
Rand Rd.
Palatine Rd.
Palwaukee Airport
Palatine/Willow Rd.
53
Northwest Tollway
I-294
Waukegan Rd.
River/Mannheim Rd.
90
Chicago-O'Hare Int'l. Airport
12/45
I-190
72
14
100 Grainger Parkway
Vernon Hills
Lake Forest
94
Milwaukee Ave.
Riverwoods Rd.
N

W.W. GRAINGER, INC.
2010 Annual Meeting of Shareholders
Wednesday, April 28, 2010—10 A.M. (CDT)
Location: W.W. Grainger, Inc.
100 Grainger Parkway
Lake Forest, Illinois 60045-5201
(847) 535-1000

The Grainger Lake Forest Headquarters is located on the South side of Rt. 60 (Town Line Road) 1/4 mile West of Bradley/Riverwoods Road or 1/2 mile East of St. Mary's Road.

W.W. GRAINGER, INC.
100 Grainger Parkway, Lake Forest, Illinois 60045-5201
(847) 535-1000

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD APRIL 28, 2010

       The annual meeting of shareholders of W.W. Grainger, Inc., will be held at its headquarters at 100 Grainger Parkway, Lake Forest, Illinois (see map on previous page), on April 28, 2010, at 10 A.M. (CDT) for the following purposes:

  1.
  To elect twelve directors for the ensuing year;

  2.
  To consider and act upon a proposal to ratify the appointment of Ernst & Young LLP as independent auditor for the year ending December 31, 2010;

  3.
  To consider and act upon a proposal to approve the 2010 Incentive Plan, under which Grainger may provide equity and other awards to its employees; and

  4.
  To transact such other business as may properly come before the meeting and any adjournment thereof.

       The Board has fixed the close of business on March 1, 2010, as the record date for the meeting. Shareholders may vote either in person or by proxy.

       By order of the Board of Directors.

                      C. L. Kogl
                      Corporate Secretary

Lake Forest, Illinois
March 12, 2010

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF
PROXY MATERIALS FOR THE ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON APRIL 28, 2010

Grainger's Proxy Statement and Annual Report on Form 10-K are available in the 2010 Annual Shareholder Meeting/Proxy Information section of Grainger's Web site at http://www.grainger.com/investor and also may be obtained free of charge on written request to the Corporate Secretary at Grainger's headquarters, 100 Grainger Parkway, Lake Forest, Illinois 60045.

W.W. Grainger, Inc.
100 Grainger Parkway
Lake Forest, Illinois 60045-5201
(847) 535-1000

PROXY STATEMENT

INTRODUCTION

What is the purpose of this proxy statement?

        This proxy statement relates to Grainger's 2010 annual meeting of shareholders to be held on April 28, 2010, and any adjournment of that meeting. It contains information intended to help you make your voting decisions. We are sending the proxy statement to you because Grainger's Board of Directors is soliciting your proxy to vote your shares at the meeting. The mailing of the proxy statement and other proxy-soliciting materials to you and other shareholders began on or about March 12, 2010.

What matters are scheduled to be presented?

  •
  The election of twelve directors.

  •
  A proposal to ratify the appointment of Ernst & Young LLP as Grainger's independent auditor for the year ending December 31, 2010.

  •
  A proposal to approve the 2010 Incentive Plan, under which Grainger may provide equity and other awards to its employees.

Who is entitled to vote?

        Holders of shares of common stock outstanding on Grainger's books at the close of business on March 1, 2010, the record date for the meeting, may vote. There were 72,677,231 shares of common stock outstanding on that date.

If my shares are held in street name can my broker vote for me?

        Unless you have given specific voting instructions to your broker, your broker cannot vote your shares on the election of directors or for any non-routine matters.

What is the difference between holding shares as "shareholder of record" and as "beneficial owner"?

        If your shares are registered directly in your name with Grainger's transfer agent, Computershare Trust Company, N.A., you are the shareholder of record with respect to those shares and you have the right to tell us directly how to vote your shares or to vote in person at the meeting.

        If your shares are held in street name by a brokerage firm, bank, or other nominee, you are the beneficial owner of the shares. Your nominee is required to vote your shares according to your direction. There is a new rule beginning this year: If you do not instruct your nominee how you want your shares voted, your shares cannot be voted for the election of directors. Please contact your brokerage firm, bank, or other nominee with instructions to vote your shares for the election of directors and on other matters to be considered at the meeting.

How many votes do I have?

        You have the right to cumulative voting in the election of directors. This means that you have a number of votes in the election equal to the number of shares you own multiplied by the number of directors being elected. You can cast those votes for the nominees as you choose. For example, you may cast all your votes for one nominee or you may apportion your votes among two or more nominees.

        In any matter other than the election of directors, each of your shares is entitled to one vote.

 Does Grainger have majority voting for election of directors?

        Yes. Directors are elected by the votes of a majority of the shares represented in person or by proxy at the meeting and entitled to vote.

What if I don't indicate my voting choices?

        If Grainger receives your proxy in time to permit its use at the meeting, your shares will be voted in accordance with the instructions you indicate. If we have received your proxy and you have not indicated otherwise, your shares will be voted as recommended by Grainger's Board. Specifically, your shares will be voted, either individually or cumulatively, FOR the election of the director nominees, FOR the proposal to ratify the appointment of the independent auditor, and FOR the proposal to approve the 2010 Incentive Plan.

        If you are a beneficial owner and the shares you own are held in street name by a brokerage firm, bank, or other nominee, starting this year, you must instruct your nominee how you want your shares voted for the election of directors, otherwise your nominee is not allowed to vote your shares. Please contact your brokerage firm, bank, or other nominee with instructions to vote your shares for the election of directors and on other matters to be considered at the meeting.

How does discretionary voting apply?

        Grainger is not aware of any matter not described in this proxy statement that will be presented for consideration at the meeting. If another matter is properly presented, your shares will be voted on the matter in accordance with the judgment of the person or persons voting the proxy unless your proxy withholds discretionary authority.

May I revoke my proxy?

        Yes. You may revoke your proxy at any time before the voting at the meeting. You can do so in one of the following ways:

  1.
  Deliver to Grainger's Corporate Secretary timely written notice that you are revoking your proxy; or

  2.
  Provide to Grainger another proxy with a later date (which can be done by telephone, by Internet, or by signing, dating, and returning a proxy form); or

  3.
  Vote in person at the meeting.

What does it mean if I receive more than one set of proxy materials?

        Receiving multiple sets of proxy-soliciting materials generally means that your Grainger shares are held in different names or in different accounts. You must vote all of the proxy requests to ensure that all your shares are voted.

What constitutes a quorum at the meeting?

        A majority of the outstanding shares entitled to vote on a matter, whether present in person or by proxy, constitutes a quorum for consideration of that matter at the meeting. A quorum is necessary for valid action to be taken on the matter. Your shares will be present by proxy and count toward the quorum if you give us your proxy by telephone, by Internet, or by signing, dating, and returning a proxy form.

 Who pays the costs of soliciting proxies?

        Grainger will pay all the costs of soliciting management proxies. Brokerage firms, custodians, nominees, fiduciaries, and other intermediaries are being asked to forward the proxy-soliciting materials to beneficial owners of Grainger common stock and to obtain their authority to give proxies. Grainger will reimburse these intermediaries for their reasonable expenses.

        In addition to mailing proxy-soliciting materials, Grainger's directors, officers, and regular employees may solicit proxies personally, by telephone, or by other means. They will not receive additional compensation for these services, other than normal overtime pay, if applicable. Representatives of Grainger's transfer agent may also solicit proxies. Grainger additionally has employed D.F. King & Co., Inc. to help solicit proxies and will pay that firm approximately $7,000 for its services, plus reasonable costs and expenses.

Where can I find the voting results?

        We will report the voting results in either a Form 10-Q or a Form 8-K within four business days after the end of our annual meeting.

How do I submit a shareholder proposal or directly nominate a director at the 2011 annual meeting?

        If you wish to have a shareholder proposal included in Grainger's proxy-soliciting materials for the 2011 annual meeting of shareholders, please send a notice of intent to submit your proposal at that meeting to the Corporate Secretary at Grainger's headquarters. The notice, including the text of the proposal, must be in writing, signed, and in compliance with the timing and other requirements of the proxy rules of the Securities and Exchange Commission. For a shareholder proposal relating to the 2011 annual meeting to be timely, Grainger must receive the notice no later than November 12, 2010.

        Grainger's by-laws require written notice concerning a shareholder submission of a proposal or a shareholder nomination of a person for election as a director at a meeting of shareholders. For a shareholder proposal, certain information about the shareholder and the proposal is required. For the submission of a proposal, the notice must be furnished generally not less than 90 days and not more than 120 days before the anniversary date of the prior year's annual meeting. Likewise, for a shareholder nomination, certain information about the shareholder and the nominee is required. For a nomination to be considered at Grainger's 2011 annual meeting, the notice must be furnished no later than November 12, 2010.

        A copy of the By-laws are available in the Corporate Governance section of Grainger's Web site at www.grainger.com/investor or may be obtained free of charge on written request to the Corporate Secretary at Grainger's headquarters, 100 Grainger Parkway, Lake Forest, Illinois 60045.

 ELECTION OF DIRECTORS

Recommending Candidates for Board Membership

        The Board Affairs and Nominating Committee recommends candidates for Board membership based on a number of criteria, including ethical standards, judgment, independence and objectivity, strategic perspective, record of accomplishments, and business knowledge and experience applicable to Grainger's goals. Suggestions as to candidates are received from members of the Board Affairs and Nominating Committee, other directors, employees, recruiting firms and others, including shareholders.

        Any shareholder who would like the Board Affairs and Nominating Committee to consider a candidate for Board membership should send a letter of recommendation containing the names and addresses of the proposing shareholder and the proposed candidate and setting forth the business, professional, and educational background of the proposed candidate, as well as a description of any agreement or relationship between the proposing shareholder and proposed candidate. A written consent of the proposed candidate to being identified as a nominee and to serve as a director if elected should also be provided. The communication should be sent by mail or other delivery service to the attention of the Corporate Secretary at Grainger's headquarters.

Director Independence

        The Board has adopted "categorical standards" to assist it in making independence determinations of nominees. The categorical standards are intended to help the Board in determining whether certain relationships between nominees and Grainger are "material relationships" for purposes of the New York Stock Exchange ("NYSE") independence standards. The categorical standards adopted by the Board have more restrictive thresholds than the NYSE's bright line revenue test for independence. The categorical standards adopted by the Board are set forth in Appendix A to this proxy statement and are also available in the Corporate Governance section of Grainger's Web site at www.grainger.com/investor.

        In the ordinary course of its operations during 2009, Grainger engaged in various types of transactions with organizations with which Grainger directors are associated in their principal business occupations or otherwise. Specifically, in the ordinary course of its business during 2009, Grainger bought products and/or services from, or sold products and/or services to, companies with which Messrs. Levenick, McCarter, Santi, Slavik, and Smith are associated as executive officers or otherwise. In no instance did the total amount of the purchases from or sales to such a company during 2009 represent more than 0.158% of the projected consolidated gross revenues of that company for the year or 0.406% of the consolidated gross revenues of Grainger for the year.

        In addition, as part of its overall 2009 charitable contributions program, Grainger made donations to tax-exempt organizations with which Messrs. Gantz, Hall, McCarter, Novich, Roberts, and Smith serve as officers, directors or trustees. In no instance did the total amount of the contributions to such an organization during 2009 represent more than 0.058% of that organization's projected total contributions for the year.

        The Board considered these transactions and donations in assessing the independence of the directors involved against the NYSE's independence standards and Grainger's categorical standards, and determined that none of the directors had any direct or material indirect interest in the transactions and donations. Similar transactions and donations are likely to occur in the future, and are not expected to impair the independence of the directors involved.

        The Board has determined that each of Messrs. Anderson, Gantz, Hall, Levenick, McCarter, Novich, Roberts, Rogers, Santi, Slavik, and Smith, who is not standing for election, and Ms. Hailey has no material relationship with Grainger within the meaning of the NYSE independence standards and Grainger's categorical standards. The other nominee, Mr. Ryan, is a Grainger employee and, accordingly, is not considered "independent." All of the nominees except Mr. Santi were previously elected by the shareholders at the 2009 annual meeting of shareholders.

Annual Election of Directors

        Grainger's directors are elected each year at the annual meeting. As set forth in the Operating Principles for the Board of Directors, Grainger expects all directors and nominees to attend annual meetings. At the 2009 annual meeting, all of the directors were in attendance.

        Twelve directors will be elected at this year's annual meeting. All directors are elected for a one-year term. The directors will therefore serve until the 2011 annual meeting of shareholders or until their successors have been qualified and elected.

        Grainger's Board has nominated Mr. E. Scott Santi to stand for election at this year's annual meeting. Details concerning Mr. Santi, and the other nominees, are provided below.

        Majority (rather than plurality) voting applies to Grainger's director elections. Accordingly, directors are elected by the votes of a majority of the shares of Grainger common stock represented in person or by proxy at the meeting and entitled to vote. A shareholder directing to withhold authority for re-election of directors will have the same effect as votes against the election of directors. Broker non-votes will not affect the outcome of the vote. If any of the nominees for director mentioned below should be unavailable for election, a circumstance that is not expected, the person or persons voting your proxy may exercise discretion to vote for a substitute nominee selected by the Board.

        The nominees have provided the following information about themselves, including their ages in March 2010. Unless otherwise indicated, each has served for at least the past five years in the principal business position currently or most recently held.

Brian P. Anderson, age 59, is the former Executive Vice President of Finance and Chief Financial Officer of OfficeMax Incorporated, a distributor of business-to-business and retail office products. Prior to assuming this position in 2004, Mr. Anderson was Senior Vice President and Chief Financial Officer of Baxter International Inc., a position he assumed in 1998. He is also a director of A. M. Castle & Co., James Hardie Industries NV, and Pulte Homes, Inc., and serves on the audit committees of each of those companies. He is a director of The Nemours Foundation. Mr. Anderson, an independent director, was first elected a director of Grainger in 1999 and is Chairman of the Audit Committee, an "audit committee financial expert," and a member of the Board Affairs and Nominating Committee. The Board has determined that Mr. Anderson's simultaneous service on the audit committee of more than three public companies will not impair his ability to serve effectively on Grainger's Audit Committee.

Wilbur H. Gantz, age 72, is President and Chief Executive Officer of PathoCapital LLC, a privately owned company investing in the healthcare field. Mr. Gantz was formerly, Chairman and Chief Executive Officer of Ovation Pharmaceuticals, Inc., a position assumed in 2002. Previously he served as Chairman and Chief Executive Officer of PathoGenesis Corporation and as President of Baxter International Inc. During the past five years, Mr. Gantz served on the board of directors of Gambro, A.B., The Gillette Company, and Harris Financial Corp. He is a trustee of The Field Museum of Natural History. Mr. Gantz, an independent director, was first elected a director of Grainger in 1985 and is the Lead Director, Chairman of the Board Affairs and Nominating Committee and a member of the Audit Committee. Mr. Gantz has reached the age at which, under Grainger's Criteria for Membership on the Board of Directors, an outside director would generally not be nominated. However, the Board has determined that in the case of Mr. Gantz, an exception to this general principle is appropriate.

V. Ann Hailey, age 59, Former Chief Financial Officer of Gilt Groupe, an Internet retailer of discount luxury goods. Previously she was with Limited Brands, Inc., where she served as Executive Vice President and Chief Financial Officer from 1997 to 2006 and as Executive Vice President, Corporate Development from 2006 to 2007. Prior to joining Limited Brands in 1997, Ms. Hailey was Senior Vice President and Chief Financial Officer of the Pillsbury Company. She is also a director of Avon Products, Inc. and serves on its audit committee. During the past five years, Ms. Hailey served on the board of directors of Limited Brands, Inc. Ms. Hailey, an independent director, was first elected a director of Grainger in 2006 and is a member of the Audit Committee, an "audit committee financial expert," and a member of the Board Affairs and Nominating Committee.

William K. Hall, age 66, is a founding partner of Procyon Advisors, LLP and former Chairman of Procyon Technologies, Inc., a privately owned, Chicago-based holding company. Prior to assuming that position in 2000, Mr. Hall was Chairman and Chief Executive Officer of Falcon Building Products, Inc., a manufacturer and distributor of products for residential and commercial construction and home improvement markets. He currently serves on the boards of Actuant Corporation, A. M. Castle & Co., and Stericycle, Inc. During the past five years, Mr. Hall served on the board of directors of GenCorp, Inc., Great Plains Energy Incorporated, and Woodhead Industries, Inc. He is a director of Northwestern University Settlement Association and a trustee of Rush University Medical Center. Mr. Hall, an independent director, was first elected a director of Grainger in 2005 and is a member of the Audit Committee and the Board Affairs and Nominating Committee.

Stuart L. Levenick, age 57, is Group President of Caterpillar Inc., a manufacturer of construction and mining equipment, diesel and natural gas engines and industrial gas turbines. Prior to assuming that position in 2004, Mr. Levenick served as Vice President, Caterpillar Inc. and Chairman of Shin Caterpillar Mitsubishi Ltd. from 2000 to 2004 and as Vice President, Asia Pacific Division from 2001 to 2004. He is also a director of Entergy Corporation. He is a director of the U.S. Chamber of Commerce, Executive Director of the Association of Equipment Manufacturers, a member of the board of directors of the Heart of Illinois United Way, and a member of the advisory board of Commerce Bank, Peoria, Illinois. Mr. Levenick, an independent director, was first appointed a director of Grainger in 2005 and is a member of the Board Affairs and Nominating Committee and the Compensation Committee.

John W. McCarter, Jr., age 72, is President and Chief Executive Officer of The Field Museum of Natural History, a position assumed in 1996. Mr. McCarter served as Senior Vice President of Booz, Allen & Hamilton Inc., a management consulting firm, until 1997. He is also a director of Divergence, Inc. and a trustee of the Janus Funds. During the past five years, Mr. McCarter served on the board of directors of A.M. Castle & Co. and Harris Insight Funds. He is a Fellow of the American Academy of Arts and Sciences; a Board member of the Board of Governors for Argonne National Laboratory; an Emeritus Trustee and former Chairman of Chicago's Public Television Station, Channel 11; a trustee of the National Recreation Foundation; a Regent at the Smithsonian Institution; and an Emeritus Trustee of the University of Chicago. Mr. McCarter, an independent director, was first elected a director of Grainger in 1990 and is a member of the Board Affairs and Nominating Committee and the Compensation Committee. Mr. McCarter has reached the age at which, under Grainger's Criteria for Membership on the Board of Directors, an outside director would generally not be nominated. However, the Board has determined that in the case of Mr. McCarter, an exception to this general principle is appropriate.

Neil S. Novich, age 55, is the former Chairman, President, and Chief Executive Officer and a former director of Ryerson Inc., a major metal distributor and fabricator. Mr. Novich became Ryerson's President and Chief Executive Officer in 1996 and also its Chairman in 1999, a position he held through 2007. He is also a director of Analog Devices, Inc. and Hillenbrand, Inc. He is a trustee of The Field Museum of Natural History and the Children's Home & Aid Society, and a member of the Visiting Committee to the Physical Sciences Division, University of Chicago. Mr. Novich, an independent director, was first elected a director of Grainger in 1999 and is Chairman of the Compensation Committee and a member of the Board Affairs and Nominating Committee.

Michael J. Roberts, age 59, is Chief Executive Officer and the Founder of Westside Holdings, LLC, a marketing and brand development company. He is the former President and Chief Operating Officer of McDonald's Corporation, and before assuming this position in November 2004, his previous positions at McDonald's Corporation included Chief Executive Officer—McDonald's USA during 2004; President—McDonald's USA from 2001 to 2004; and President, West Division—McDonald's USA from 1997 to 2001. Mr. Roberts is also a director of Qwest Communications International, Inc. Mr. Roberts is a director of the Chicago Council on Global Affairs. Mr. Roberts, an independent director, was first appointed a director of Grainger in 2006 and is a member of the Board Affairs and Nominating Committee and the Compensation Committee.

Gary L. Rogers, age 64, was Vice Chairman of General Electric Company from 2001 until his retirement in December 2003. Previously, Mr. Rogers was Senior Vice President of General Electric Company and President and Chief Executive Officer of GE Plastics from 1992 to 2001. During the past five years, Mr. Rogers served on the board of directors of Rohm and Haas Company and Wyeth. Mr. Rogers, an independent director, was first appointed a director of Grainger in 2004 and is a member of the Audit Committee and the Board Affairs and Nominating Committee.

James T. Ryan, age 51, is Chairman of the Board, President and Chief Executive Officer of Grainger, positions assumed in 2009, 2006 and 2008, respectively. Mr. Ryan became Chief Operating Officer and was appointed to Grainger's Board of Directors in 2007. Prior to that, Mr. Ryan served as Group President, a position assumed in 2004. He has served Grainger in increasingly responsible roles since 1980, including Executive Vice President, Marketing, Sales and Service; Vice President, Information Services; President, Grainger.com; and President, Grainger Parts. He is a trustee of the Museum of Science and Industry and DePaul University. He is also a member of the Civic Committee of the Commercial Club of Chicago and the Economic Club of Chicago.

E. Scott Santi, age 48 is Vice Chairman of Illinois Tool Works Inc. ("ITW"), a worldwide manufacturer and marketer of engineered components and industrial systems and consumables. He assumed this position in December 2008. Until 2008, Mr. Santi served as an Executive Vice President of ITW responsible for the company's Worldwide Welding, Electronic Component Fabrication, and Aircraft Ground Support Equipment Groups. Before assuming that position in 2004, Mr. Santi served as ITW's Group Vice President for the Welding Products Group. He is a member of the board of trustees of the Ravinia Festival Association.

James D. Slavik, age 57, is Chairman and a director of Mark IV Capital, Inc., a commercial real estate development and investment company. He is also a director of the Hoag Hospital Foundation. Mr. Slavik, an independent director, was first elected a director of Grainger in 1987 and is a member of the Board Affairs and Nominating Committee and the Compensation Committee.

Determination Regarding Director Experience, Qualifications, Attributes, and Skills

        The Company's directors and nominees have varied experiences, qualifications, attributes, and skills that assist them in providing guidance and oversight to the Company's management as it operates a multichannel business model through a network of branches, distribution centers, sales representatives, direct marketing, including catalogs, and a variety of electronic and Internet channels and with more than 18,000 employees in the United States, Canada, China, India, Japan, Mexico, and Panama. As the leading broad line suppler of maintenance, repair and operating supplies in North America, with 2009 sales of $6.2 billion, the Company has a diverse customer base necessitating depth and breadth of product lines and offerings.

        The Board has identified experience, qualifications, attributes, and skills that in light of the Company's business and structure are relevant to service on the Board of Directors. The Board considers nominees who have demonstrated integrity and accomplishment in their business and professional careers and who possess the necessary experience, qualifications, attributes, and skills to contribute to the Board and the Company.

        The Board believes the experience, qualifications, attributes, and skills of each nominee qualifies the nominee for service on our Board of Directors. Each of the current nominees has leadership experience in the strategy and the operations of large, complex organizations. The summary provided below is not a comprehensive statement of each nominee's background but is provided to describe the primary experiences, qualifications, attributes, and skills that led the Board to nominate each individual.

        Mr. Brian P. Anderson served as the chief financial officer ("CFO") of two publicly-traded companies, held finance positions including corporate controller and vice president of audit and was an audit partner at an international public accounting firm. As a result, Mr. Anderson has in-depth knowledge of accounting and finance as well as familiarity in risk management and risk assessment and the application of the Committee of Sponsoring Organizations of the Treadway Commission internal controls framework. In addition, while serving as a CFO of one of the two publicly-traded companies, Mr. Anderson had primary responsibility for the supply chain and logistics of that company. Mr. Anderson presently serves on the governance committee of three public companies and the audit committee of four, including Grainger.

        Mr. Wilbur H. Gantz has served as the chief executive officer ("CEO") of two multinational pharmaceutical companies and is well versed in regulatory and compliance frameworks. He has also had responsibility for international operations including living and working outside of the United States. Mr. Gantz has chaired governance committees for a number of companies and has served on the compensation committees of three public companies.

        Ms. V. Ann Hailey has served as the CFO of a multi-billion dollar public company as well as the CFO of a privately held company. She has held various other finance and planning positions at multinational publicly-traded companies. In addition, Ms. Hailey has held positions in marketing, human resources, and business development including service as executive vice president, corporate development at a multi-billion dollar consumer products company. She also serves on the audit committee of another public company.

        Mr. William K. Hall has served as senior executive at five multinational enterprises and as CEO of three manufacturing companies, included in his responsibilities was the management of foreign operations. Mr. Hall also served as the chief marketing officer of a large manufacturing company for over five years. In addition, Mr. Hall has extensive experience as a strategic management consultant.

        Mr. Stuart L. Levenick serves as the president of a multinational manufacturing company and has had extensive international operations experience including positions outside the United States in numerous countries for more than 20 years. Mr. Levenick also has current and past operational responsibility for supply chain and logistics and current responsibility for the global parts and product support business of his present employer. In addition, he has led his employer's global human resources function.

        Mr. John W. McCarter, Jr. serves as the CEO of a large not-for-profit enterprise and was previously the senior vice president and practice lead for a management consulting firm. During his tenure as a consultant, Mr. McCarter consulted on corporate strategy and organization matters. Mr. McCarter also has extensive governance experience as the chairman of non-profit boards as well as past service as a trustee of two universities and service on public company boards. Mr. McCarter has served on audit committees of public and private companies and was the former director of finance and budget director for the State of Illinois.

        Mr. Neil S. Novich has served as the CEO and chairman of the board of a publicly-traded multinational metal distributor and fabricator, where he was deeply engaged not only in operations but also the leadership development and human resources functions of that company. He was also a consultant for a management consulting firm for over 10 years developing strategies for his clients. As a result, Mr. Novich also has in-depth supply chain and logistics experience. Mr. Novich also serves on the nominating and governance committee of two other publicly-traded companies.

        Mr. Michael J. Roberts served as president and chief operating officer of a multinational multi-billion dollar publicly-traded food-service company and in this capacity had extensive management and profit and loss responsibilities. Further, he was responsible for the marketing and international operations of that company.

        Mr. Gary L. Rogers served as president and CEO of a multi-billion dollar global enterprise with responsibilities including international operations. Mr. Rogers also has a background in finance and accounting serving as part of the corporate audit staff and as division chief financial officer for that same enterprise.

        Mr. James T. Ryan is the Company's Chairman, President and CEO. As noted in his biography, he has served Grainger in many capacities over his 29 years with the Company including direct responsibility for purchasing and varied management roles in the supply chain operations of the Company. Previously, Mr. Ryan was directly responsible for the sales and marketing of the Company's United States operations and has a Master of Business Administration in marketing. Mr. Ryan also has extensive experience in strategic planning, development and execution.

        Mr. E. Scott Santi is the vice chairman of a multi-billion dollar publicly-traded manufacturer and marketer of products. Prior to assuming this position, he served in various management roles for the same company. During his tenure he has had extensive international responsibility including direct operating responsibility for a division with annual international revenues of several billion dollars. Mr. Santi has also had significant strategic marketing responsibilities and human resource experience including compensation policy and leadership development.

        Mr. James D. Slavik is the chairman of a private commercial real estate development and investment company and was previously that company's CEO. As a result, Mr. Slavik has expansive knowledge in investments, financing and real estate. Mr. Slavik also worked at multiple commercial brokerage companies as an investment properties broker and led the marketing programs for clients' commercial properties.

Board Diversity

        One of the primary objectives of Grainger's corporate governance structure is to have a highly functional Board that properly oversees the Company's strategies and operations. The Board's Criteria for Membership on the Board of Directors ("Criteria") list the various characteristics that the Board Affairs and Nominating Committee should consider in reviewing candidates for the Board. In addition to relevant business experience, qualifications, attributes, skills, and the willingness to become involved with the Company, the Criteria also enumerate personal characteristics that should be considered, including reputation for ethics and integrity, common sense and judgment, independent and objective thought, and the consideration of diverse opinions.

        Regarding diversity, the Criteria specify that consideration shall be given to candidates without regard to race, color, religion, gender or national origin. To insure that the Board benefits from diverse perspectives, it seeks qualified nominees from a variety of backgrounds, including candidates of gender and racial diversity, and in any retained search for Board candidates, the Company specifies that the Board is seeking candidates with gender and racial diversity. The Board actively reviews diversity recruiting efforts.

BOARD OF DIRECTORS AND BOARD COMMITTEES

        Six meetings of the Board were held in 2009. Each regular Board meeting included at least one executive session, during which only independent directors were present. In addition, the directors acted twice by unanimous consent during the year.

        The Board has three standing committees: Audit, Board Affairs and Nominating, and Compensation. All members of these committees are required to be "independent" directors. All non-employee directors have been determined to be independent. Committee memberships are shown in the following table:

Independent Directors' Committee Assignments

Name	Audit	Board Affairs and Nominating	Compensation

Brian P. Anderson	Chair	Member

Wilbur H. Gantz	Member	Chair

V. Ann Hailey	Member	Member

William K. Hall	Member	Member

Stuart L. Levenick		Member	Member

John W. McCarter, Jr.		Member	Member

Neil S. Novich		Member	Chair

Michael J. Roberts		Member	Member

Gary L. Rogers	Member	Member

James D. Slavik		Member	Member

Harold B. Smith		Member	Member

Audit Committee

        The Audit Committee met four times in 2009. The Board has determined that each of the members of the Audit Committee is "independent," as that term is defined in the independence requirements for audit committee members contained in the applicable rules of the Securities and Exchange Commission ("SEC") and standards of the New York Stock Exchange ("NYSE"). The Board has also determined that each of Mr. Brian P. Anderson, Chairman of the Audit Committee, and Ms. V. Ann Hailey, a member of the Audit Committee, is an "audit committee financial expert," as that term is defined in the applicable rules of the SEC.

        The Audit Committee assists the Board in its oversight responsibility with respect to Grainger's financial reporting process, Grainger's systems of internal accounting and financial controls, the integrity of Grainger's financial statements, Grainger's compliance with legal and regulatory requirements, the qualifications and independence of Grainger's independent auditors, and the performance of Grainger's internal audit function and independent auditors. It also has oversight responsibilities for various aspects of certain employee benefit plans. Additionally included among the responsibilities of the Audit Committee are the appointment, compensation, retention, and oversight of the independent auditors; the establishment of procedures for the treatment of complaints regarding accounting, internal accounting controls, and auditing matters; and the pre-approval of audit and non-audit services to be provided by the independent auditors. The Audit Committee has the further responsibility to review the Company's risk assessment and risk management process and policies and to oversee compliance with Grainger's Business Conduct Guidelines.

Board Affairs and Nominating Committee

        The Board Affairs and Nominating Committee met four times in 2009. The Board has determined that each of the members of the Board Affairs and Nominating Committee is "independent," as that term is defined in the independence requirements for members of nominating committees contained in the applicable standards of the NYSE. Historically, the Chairman of the Board Affairs and Nominating Committee (currently, Wilbur H. Gantz) reviewed in advance of meetings all agenda of Board meetings and acted as Chairman and presided at regular executive sessions of the Board without management participation. However, in February 2010, the Board revised its Operating Principles to create the leadership position of Lead Director, to be elected annually by and from the Board's independent directors. Mr. Gantz was elected as Lead Director to serve until the annual election scheduled for April, 2010.

        The Board Affairs and Nominating Committee makes recommendations to the Board regarding the makeup of the Board and its committees, establishes specific criteria by which potential directors shall be qualified, identifies potential nominees, makes recommendations concerning director and nominee independence, reviews transactions between Grainger and related persons (as further discussed below) as well as evaluates the overall performance of the Board. It also has primary oversight responsibility for corporate governance, including the responsibility to recommend corporate governance principles, recommend Board committee responsibilities and members, evaluate the Board in the area of corporate governance, including the adequacy of the information supplied to the Board and the Board's performance of its oversight responsibilities relative to the management of Grainger, and to recommend retirement, compensation, and other policies applicable to directors; and oversight responsibility of corporate citizenship activities to advance the interest of shareholders including involvement in the communities Grainger serves and promotion of a sustainable environment. Additional responsibilities of the Board Affairs and Nominating Committee are to review senior management organization and succession and to make initial assessments regarding major issues or proposals.

Compensation Committee

        The Compensation Committee oversees Grainger's compensation and benefits policies and programs (generally with regard to all employees and specifically with regard to officers), makes executive compensation decisions, and reviews and makes recommendations concerning other compensation-related matters to be submitted to the Board and/or shareholders for approval. The general responsibilities of the Committee are to oversee:

  •
  That a market competitive compensation structure is in place that will attract, motivate, and retain key talent necessary to help deliver performance that will increase shareholder value;

  •
  That compensation and benefit policies and practices reflect the highest level of integrity;

  •
  That compensation, especially senior management compensation, is linked to performance, both personal and Company;

  •
  That the Company's competitive policies and practices for all employees are designed to avoid inappropriate risk taking incentives; and

  •
  That various stock and incentive plans are appropriately administered.

        In 2009, the Compensation Committee met five times and each meeting included an executive session without management present. The Board has determined that each of the members of the Compensation Committee is "independent," as that term is defined in the independence requirements for members of compensation committees contained in the applicable standards of the NYSE.

        The Compensation Committee annually reviews and approves corporate goals and objectives relevant to chief executive officer ("CEO") compensation, evaluates CEO performance in light of those goals and objectives, and, either as a committee or together with the other independent directors (as directed by the Board), determines and approves the CEO's compensation based on this evaluation, in executive session without members of management present.

        In overseeing the Company's compensation systems, the Compensation Committee develops programs based on its own deliberations. It also considers alternatives and recommendations from its own independent consultant, a variety of other compensation and benefits consultants, and management. Since 2004, the Committee has retained Deloitte Consulting LLP ("Deloitte") as its independent compensation consultant. The independent compensation consultant is solely hired by and reports directly to the Committee. The Committee's practice is to routinely meet with the independent consultant in executive session, without management present, following each Compensation Committee meeting. The Committee has sole authority to retain and terminate the independent consultant, including sole authority to approve the consultant's fees. At the Committee's direction, the independent compensation consultant:

  •
  attends Committee meetings;

  •
  assists the Committee in evaluating compensation proposals;

  •
  helps analyze recommendations proposed by management;

  •
  assists with the design of the structure and metrics for incentive compensation programs;

  •
  responds to specific compensation-related inquiries, such as determining comparator companies used for compensation studies;

  •
  conducts risk reviews of the Company's performance and incentive based compensation programs; and

  •
  undertakes special projects.

        The Committee seeks advice from the independent consultant on compensation trends and best practices, as well as in reviewing the Company's programs and policies to ensure they are designed and operate to achieve their purposes and goals. During 2009, the independent consultant performed a number of specific projects, including assisting in a risk review of the incentive programs, providing advice on executive compensation trends, and attending all Compensation Committee meetings and executive sessions.

        Members of management (including certain of its "Named Executive Officers," or "NEOs") assist the Compensation Committee in performing its responsibilities by providing recommendations for the design of Grainger's compensation program for its NEOs, other officers, and other employees.

Management also recommends salary and award levels, except those related to Mr. Ryan, Chairman of the Board, President and Chief Executive Officer. Mr. Ryan's salary and awards are reviewed by the Compensation Committee, either alone or together with the other independent directors (as directed by the Board), in executive session without members of management present.

        The Compensation Committee grants equity awards (stock options, restricted stock units ("RSUs"), and performance shares) to officers and other employees under the 2005 Incentive Plan. The Committee delegates to management a limited authority to grant stock options and RSUs to non-officer employees. Awards under this authority are granted under the terms and conditions that have been approved by the Committee. The pool of shares available to management under this delegation is refreshed annually to 50,000 stock options and 25,000 RSUs. The maximum amount that management is authorized to award any non-officer employee is 5,000 stock options and 2,500 RSUs, and awards are effective the first business day of the following month. Information concerning the grants is shared with the Committee at its next meeting. The Committee may terminate this delegation of authority at its discretion.

Leadership Structure

        The Board has carefully considered its leadership structure and believes that a combined Chairman/Chief Executive Officer position represents the best leadership structure for the Company.

        The Board has strong governance structures and processes in place to ensure the independence of the Board. These established structures and processes, which are reflected in the Board's Operating Principles and the various Committee charters, provide for the independent Directors to exercise authority so that the Board is effective in overseeing critical matters of strategy, operations, and reporting. Important duties performed by the independent Directors, either collectively or through committees made up solely of independent Directors, are selecting the Chairman and Chief Executive Officer and evaluating his or her performance and resulting compensation.

        The Board believes that a single individual serving in the combined position of Chairman and Chief Executive Officer provides a useful and effective connection between the Board and Company management to help them act with a common understanding and purpose. This structure assists in the timely flow of relevant information that supports effective Board decision-making.

        The Board does not believe that separating the role of the Chairman and Chief Executive Officer would result in strengthening our corporate governance or in creating or enhancing long-term value for our shareholders. While the Board generally believes that splitting the positions is unnecessary and not in the best interest of shareholders, it temporarily separated the two positions in 2008 as part of a planned leadership succession process. The separation of these functions helped promote an orderly transition in Company leadership. At the end of the transition period, after consideration of the Company's governance structures, the Board determined it was appropriate to combine the Chairman and Chief Executive Officer positions.

        In deciding that a combined Chairman and Chief Executive Officer position is the appropriate leadership structure for the Company, the Board also recognized the need for independent leadership and oversight. Since 1995, the Company's Operating Principles have assigned a leadership role to the independent director serving as Chairman of the Board Affairs and Nominating Committee. Over time, this Director has been responsible for facilitating Board involvement on major issues and/or proposals, reviewing meeting agenda and information to be provided to the Board, consulting with

Directors, the Chief Executive Officer, and management and presiding at executive sessions of the Board.

        In February 2010, the Board revised its Operating Principles to create the leadership position of Lead Director, to be elected annually by and from the Board's independent directors. Among the duties assigned to the Lead Director is the responsibility for:

  •
  Presiding at meetings of the Board at which the Chairman is not present, including executive sessions of the independent directors;

  •
  Serving as the primary liaison between the Chairman and the independent directors;

  •
  Reviewing and approving the types of information sent to the Board;

  •
  Reviewing and approving meeting agenda for the Board to insure that critical issues are included;

  •
  Reviewing and approving meeting schedules to insure that there is sufficient time for discussion of all agenda items;

  •
  Conducting the Board's annual self-evaluation, including coordinating Board Committee evaluations;

  •
  Leading the Chairman/Chief Executive Officer evaluation and communicating to the Chairman/Chief Executive Officer the independent directors' annual evaluation of the Chairman/Chief Executive Officer's performance; and

  •
  Calling meetings of the independent directors if appropriate.

        We believe that given the Company's corporate governance structures and processes, a combined Chairman and Chief Executive Officer position in conjunction with an independent Lead Director provides effective oversight of management by the Board and results in a high level of management accountability to shareholders.

Board's Role in Risk Oversight

        The Company is a broad line distributor of maintenance, repair and operating supplies serving businesses and institutions, providing customers with access to more than 900,000 products in the United States. The Company has a diverse customer base. In 2009, sales transactions in the United States were made to approximately 1.7 million customers averaging approximately 95,000 daily transactions, with an average order size of $225. No single customer's aggregate purchases represent more than 5 percent of the Company's total sales. The Company also has a diverse supplier base. In 2009, the Company purchased products from approximately 2,300 key suppliers in the United States, and no single supplier represented more than 2 percent of the total purchases.

        The Board's role is to oversee risk assessment and risk management processes and policies used by the Company to identify, assess, monitor and address potential financial, compensation, operational, strategic and legal risks on an enterprise-wide basis. The Audit Committee of the Board also regularly reviews the Company's risk assessment and risk management processes and policies, including receiving regular reports from the members of the Company's management who are responsible for risk assessment and risk management on the effectiveness of the Company's enterprise risk management initiatives.

 Available Information

        Grainger has adopted Business Conduct Guidelines for directors, officers, and employees, incorporating the Code of Ethics required by rules of the SEC to be applicable to a company's chief executive officer, chief financial officer, and chief accounting officer or controller, and intends to satisfy any disclosure requirements with respect to the Business Conduct Guidelines by posting the information on its Web site. Grainger also has adopted Operating Principles for the Board of Directors, which represent its corporate governance guidelines.

        Grainger's Business Conduct Guidelines and Operating Principles for the Board of Directors are available in the Corporate Governance section of Grainger's Web site at www.grainger.com/investor.

        Also available in the Corporate Governance section of that Web site are the charters, adopted by the Board, of the Board's Audit Committee, Board Affairs and Nominating Committee, and Compensation Committee.

        All of these documents are also available to shareholders in print, free of charge, upon request to the Corporate Secretary at Grainger's headquarters, 100 Grainger Parkway, Lake Forest, Illinois 60045-5201.

Other Communications With Directors

        Grainger has established a process by which shareholders and other interested parties may communicate with the Board, Board committees, and/or individual directors on matters of interest. Such communications should be sent in writing to:

[Name(s) of director(s)]
or
[Non-management directors]
or
[Board of Directors]
W.W. Grainger, Inc.
P.O. Box 856
Skokie, Illinois 60076-0856

        If the matter is confidential in nature, please mark the correspondence accordingly. Additional information concerning this process is available in the Corporate Governance section of Grainger's Web site at www.grainger.com/investor.

 DIRECTOR COMPENSATION

        The Company's 11 independent directors receive an annual cash retainer of $70,000 and an annual deferred stock grant of $100,000. Directors serving as Committee Chairs receive an additional annual retainer.

        The Company's 11 independent directors ("directors") are compensated at a level that approximates median market practice. Grainger pays these directors an annual cash retainer of $70,000 for the year beginning with the annual meeting of shareholders, which is intended to cover all regularly scheduled meetings of the Board and its committees. If additional meetings are held, a per-meeting fee of $1,500 is paid to each attending director. The Chairs of Board committees and the Lead Director receive additional annual retainers. For the Chair of the Audit Committee, the retainer is $10,000; and for the Chair of the Board Affairs and Nominating Committee and the Chair of the Compensation Committee, the retainer is $5,000. The retainer for the Chair of the Compensation Committee will increase to $10,000 and the Lead Director will receive a retainer of $5,000 in April 2010.

        All independent directors also receive an annual deferred stock unit grant. The number of shares covered by each grant is equal to $100,000 (based on the 200-day average stock price as of January 31, in the year of the grant, a methodology consistent with the calculation to be used for other executive equity awards), rounded up to the next ten-share increment. The deferred stock units are settled upon termination of service as a director. Directors may also defer their annual retainers, committee chair retainers, and meeting fees in a deferred stock unit account.

        In benchmarking director pay, the Company uses the same compensation comparator group that is used to benchmark compensation for the Company's executives as described in the Compensation Discussion and Analysis. The Compensation Committee's independent compensation consultant periodically reviews the comparative information and advises on director compensation.

        Stock ownership guidelines applicable to non-employee directors were established in 1998. These guidelines provide that within five years after election, a director must own Grainger common stock and common stock equivalents having a value of at least five times the annual cash retainer fee for serving on the Board. All directors are currently in compliance with the guidelines.

        Grainger provides travel and reimburses travel expenses relating to their service as a director and reimburses directors for attending continuing education programs. In addition, Grainger matches directors' charitable contributions on a three to one basis up to a maximum company contribution of $7,500 annually, and provides discounts on product purchases, both on the same basis as provided to U.S. Grainger employees.

        A director who is an employee of Grainger or any Grainger subsidiary does not receive any compensation for serving as a director.

 2009 Director Compensation

Name	Fees Earned or Paid in Cash (1)(4)	Stock Awards (2)	Option Awards	Non-Equity Incentive Plan Compensation	Change in Pension Value and Non- qualified Deferred Compensation Earnings	All Other Compensation (3)	Total

Brian P. Anderson	$81,500	$100,233	$0	$0	$0	$1,500	$183,233
Wilbur H. Gantz	$76,500	$100,233	$0	$0	$0	$6,000	$182,733
V. Ann Hailey	$71,500	$100,233	$0	$0	$0	$0	$171,733
William K. Hall	$71,500	$100,233	$0	$0	$0	$7,500	$179,233
Richard L. Keyser (5)	$0	$0	$0	$0	$0	$0	$0
Stuart L. Levenick	$71,500	$100,233	$0	$0	$0	$0	$171,733
John W. McCarter, Jr.	$71,500	$100,233	$0	$0	$0	$7,500	$179,233
Neil S. Novich	$76,500	$100,233	$0	$0	$0	$7,500	$184,233
Michael J. Roberts	$71,500	$100,233	$0	$0	$0	$0	$171,733
Gary L. Rogers	$71,500	$100,233	$0	$0	$0	$0	$171,733
James T. Ryan	$0	$0	$0	$0	$0	$0	$0
James D. Slavik	$71,500	$100,233	$0	$0	$0	$7,500	$179,233
Harold B. Smith	$71,500	$100,233	$0	$0	$0	$7,500	$179,233

(1)
Represents cash fees received in 2009.

(2)
Represents the grant date fair value of an award of 1,230 deferred stock units made on April 29, 2009, with immediate vesting that will be paid upon termination from service, computed in accordance with FASB ASC Topic 718.

(3)
Represents amounts paid by the Company to charitable organizations as part of a matching gift program.

(4)
Each independent director was paid an incremental $1,500 which represents the attendance at one additional meeting held in 2009.

(5)
Mr. Keyser had the ability to use the Company aircraft, car and driver for personal travel, subject to the requirement that he fully reimburse the Company for such use.

OWNERSHIP OF GRAINGER STOCK

        The table below shows how many shares of Grainger common stock the directors, the nominees, certain executive officers, and all directors, nominees, and executive officers as a group beneficially owned as of March 1, 2010.

        Beneficial ownership is a term broadly defined by the SEC. In general, a person beneficially owns securities if the person, alone or with another, has voting power or investment power (the power to sell) over the securities. Being able to acquire either voting or investment power within 60 days, such as by exercising stock options, also results in beneficial ownership of securities. Unless otherwise indicated in the footnotes following the table, each of the named persons had beneficial ownership of the indicated number of Grainger shares by sole voting and investment power.

Beneficial Owner	Shares	Option Shares Exercisable Within 60 Days (1)	Stock Units (2)	Total	Percentage of Common Stock (3)

James D. Slavik (4) (5) (6) (7) 100 Bayview Circle Suite 4500 Newport Beach, CA 92660	4,165,697	5,300	11,950	4,182,947	5.7%
Brian P. Anderson	4,340	7,700	9,118	21,158	*
Court D. Carruthers	1,122	7,300	10,100	18,522	*
Wilbur H. Gantz	6,300	7,700	21,386	35,386	*
V. Ann Hailey	0	0	4,097	4,097	*
William K. Hall	3,000	0	10,325	13,325	*
John L. Howard	10,420	70,000	33,000	113,420	*
Ronald L. Jadin (8)	1,820	6,700	15,200	23,720	*
Richard L. Keyser	89,480	505,000	73,595	668,075	*
Stuart L. Levenick	0	0	8,896	8,896	*
D.G. Macpherson	0	0	24,000	24,000	*
John W. McCarter, Jr. (9)	14,179	5,300	9,971	29,450	*
Neil S. Novich	5,340	3,650	12,757	21,747	*
Michael A. Pulick	4,538	27,000	26,700	58,238	*
Michael J. Roberts	0	0	8,125	8,125	*
Gary L. Rogers	310	0	5,453	5,763	*
James T. Ryan (10)	30,736	102,000	108,000	240,736	*
E. Scott Santi	300	0	0	300	*
Harold B. Smith (11)	69,354	3,650	11,950	84,954	*
Directors, Nominees, and Executive Officers as a group (12)(13)	4,426,447	769,230	424,823	5,620,500	7.1%

(1)
In computing the percentage of shares owned by each person and by the group, these shares were added to the total number of outstanding shares for the separate calculations.

(2)
Represents the number of stock units credited to the accounts of non-employee directors under the Director Stock Plan and the 2005 Incentive Plan, and the number of restricted stock units credited to the accounts of executive officers under the 1990 Long Term Stock Incentive Plan and the 2005 Incentive Plan. Each stock unit is intended to be the economic equivalent of a share of Grainger common stock. These units are excluded from the computations of percentages of shares owned.

(3)
An asterisk (*) indicates less than 1%.

(4)
Mr. Slavik is known to be the beneficial owner of more than 5% of Grainger's common stock.

(5)
Includes 2,510,088 shares as to which Mr. Slavik has shared voting and/or investment power.

(6)
Excludes 705,046 shares held by certain of Mr. Slavik's family members, as to which shares Mr. Slavik disclaims voting or investment power.

(7)
Includes 252,804 shares that are pledged as collateral.

(8)
Excludes 17,900 option shares exercisable within 60 days held by Mr. Jadin's wife, as to which option shares Mr. Jadin disclaims voting or investment power.

(9)
Includes 14,179 shares as to which Mr. McCarter has shared voting and investment power with his wife.

(10)
Includes 1,446 shares as to which Mr. Ryan has shared voting and investment power with his wife.

(11)
Includes 44,000 shares as to which Mr. Smith has shared voting and investment power.

(12)
Includes 2,569,713 shares as to which members of the group have shared voting and/or investment power.

(13)
Excludes 705,046 shares and 17,900 option shares exercisable within 60 days held by certain family members, as to which shares members of the group disclaim voting or investment power.

        The table below sets forth information concerning all other persons known to Grainger to beneficially own more than 5% of Grainger's common stock.

Beneficial Owner	Shares Beneficially Owned*		Percentage of Common Stock
David W. Grainger 100 Grainger Parkway Lake forest, Illinois 60045	6,538,764	**	9.0%

*
Includes shares beneficially owned by affiliated entities.

**
As of the record date, March 1, 2010.

 SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Securities Exchange Act of 1934 requires that Grainger's directors, executive officers, and 10% shareholders file with the SEC reports concerning their ownership, and changes in their ownership, of Grainger equity securities. Based on a review of copies of the reports provided to Grainger and representations of those persons, Grainger believes that these filing requirements were met during 2009.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD

        The Audit Committee of the Board of Directors assists the Board in fulfilling its oversight responsibilities. The Board has determined that each of the members of the Audit Committee is "independent," as that term is defined in the independence requirements for audit committee members contained in the applicable rules of the Securities and Exchange Commission and standards of the New York Stock Exchange. The Audit Committee acts under a charter that is reviewed annually, was last amended by the Board on February 17, 2010, and is available on the Company's Web site at www.grainger.com/investor.

        Management is responsible for the Company's internal controls and the financial reporting process. Ernst & Young LLP, the Company's independent auditor, was responsible for performing an independent audit of the Company's most recent consolidated financial statements and expressing an opinion on the conformity of those financial statements with accounting principles generally accepted in the United States of America, as well as expressing an opinion on the effectiveness of the Company's internal control over financial reporting. The Audit Committee's responsibility is to monitor and oversee these processes.

        In performing these responsibilities, the Audit Committee reviewed and discussed the Company's audited consolidated financial statements and the effectiveness of internal control over financial reporting with management and Ernst & Young LLP. The Audit Committee discussed with Ernst & Young LLP matters required to be discussed by Statement on Auditing Standards No. 114, "Communication with Those Charged with Governance" and Public Company Accounting Oversight Board ("PCAOB") Auditing Standard No. 5, "An Audit of Internal Control Over Financial Reporting That Is Integrated with An Audit of Financial Statements." Ernst & Young LLP also provided to the Audit Committee the letter and written disclosures required by Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees," and the Audit Committee discussed with Ernst & Young LLP the matter of the firm's independence.

        Based on the review and discussions described above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2009, as filed with the Securities and Exchange Commission.

                      Brian P. Anderson, Chairman
                      Wilbur H. Gantz
                      V. Ann Hailey
                      William K. Hall
                      Gary L. Rogers
                      Members of the Audit Committee
                      of the Board of Directors

 AUDIT FEES AND AUDIT COMMITTEE
PRE-APPROVAL POLICIES AND PROCEDURES

        The following table sets forth the fees for professional services rendered by Ernst & Young LLP with respect to fiscal years 2009 and 2008, respectively:

Fee Category	2009	2008
Audit Fees	$1,549,750	$1,486,000
Audit-Related Fees	242,100	141,000
Tax Fees	195,300	395,200
All Other Fees	3,000	3,070

Total Fees	$1,990,150	$2,025,270

        Audit Fees.    Consists of fees billed for professional services rendered for the audits of Grainger's annual financial statements and internal control over financial reporting, review of the interim financial statements included in Grainger's quarterly reports on Form 10-Q, and other services normally provided in connection with Grainger's statutory and regulatory filings or engagements.

        Audit-Related Fees.    Consists of fees billed for professional services rendered for assurance and related services that are reasonably related to the performance of the audit or review of Grainger's financial statements. These services include the audits of Grainger's employee benefit plans and various attest services.

        Tax Fees.    Consists of fees billed for professional services rendered for tax compliance, tax advice, and tax planning. These services include assistance with the preparation of various tax returns.

        All Other Fees.    Consists of fees billed for all other professional services rendered to Grainger.

Pre-Approval Policy for Audit and Non-Audit Services

        The Audit Committee has adopted a policy for the pre-approval of all audit and permitted non-audit services to be provided by Grainger's independent auditor. Also, specific pre-approval by the Audit Committee is required for any proposed services exceeding pre-approved cost levels. The Audit Committee may delegate pre-approval authority for audit and non-audit services to one or more of its members, and such authority has been delegated to the Chairman of the Audit Committee. The decisions of any member to whom such authority is delegated must be presented to the full Audit Committee at its next scheduled meeting. The Audit Committee periodically reviews reports summarizing all services provided by the independent auditor.

REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD

        The Compensation Committee reviewed and discussed the Compensation Discussion and Analysis with management. Based on such review and discussion, the Compensation Committee has recommended to the Board of Directors that the Compensation Discussion and Analysis be included in the Company's proxy statement for its 2010 annual meeting of shareholders and in its Annual Report on Form 10-K for the year ended December 31, 2009, as filed with the Securities and Exchange Commission. The Compensation Committee acts under a charter that is reviewed annually, was last amended by the Board on February 17, 2010, and is available on the Company's Web site at www.grainger.com/investor.

Neil S. Novich, Chairman Stuart L. Levenick John W. McCarter, Jr. Michael J. Roberts James D. Slavik Harold B. Smith
Members of the Compensation Committee of the Board of Directors

 FEES FOR INDEPENDENT COMPENSATION CONSULTANT

        The Compensation Committee of the Board has engaged Deloitte as its independent compensation consultant. The following table sets forth the fees for services rendered by Deloitte and its affiliates with respect to fiscal year 2009:

Type of Fee	2009
Executive Compensation Consulting	$179,158
All Other Consulting	$1,364,847

Total Fees	$1,544,005

        Executive Compensation Consulting Fees:    Consists of fees billed for services provided to advise the Compensation Committee of the Board with respect to executive and director compensation.

        All Other Consulting Fees:    Consists of fees billed for all other services provided to Grainger. None of these fees are related to compensation matters.

        Since 2003, an affiliate of Deloitte has provided other services to Grainger that are unrelated to executive compensation matters. The decision to engage an affiliate of Deloitte for these other services was made by management. The Board has been aware of this ongoing work and the use of an affiliate of Deloitte but neither the Board nor the Compensation Committee specifically approved these services. The Committee believes that the scope and nature of these services do not impair the independence of its advisor.

 COMPENSATION DISCUSSION AND ANALYSIS

Overview of the Compensation Program

  The Company's compensation program is based upon a philosophy that is applied to all Company employees—to have the best people and provide them appropriate incentives that encourage them to achieve results that create shareholder value. The Company uses its compensation programs to attract, reward and retain its employees and to motivate them to grow the business profitably.

        The Company strives to design and maintain a compensation program that provides appropriate incentives for outstanding performance. While the compensation program is significantly performance-based, it is also designed not to encourage excessive risk taking. Compensation for executives includes a blend of base salary, short-term incentives, long-term equity awards, and required stock ownership. These components, and the conditions for their payment, provide the Company's executives with appropriate incentives to create long-term value for the shareholder while taking prudent action to grow the value of the Company.

        This compensation philosophy allows the Company to respond to market and economic conditions. In light of the economic downturn in 2009, Grainger decided to manage its cost structure by not providing base salary increases for its executive and salaried (exempt) employees. The Company maintained its pay-for-performance philosophy by not making incentive program payments for the 2009 performance year because the Company did not achieve its sales growth target.

        This Compensation Discussion and Analysis describes in detail the Company's compensation policies and arrangements that are applicable to the Named Executive Officers appearing in the Summary Compensation Table for fiscal year 2009.

Named Executive Officers ("NEOs") for 2009

Officer	Title

James T. Ryan	Chairman of the Board, President and Chief Executive Officer ("CEO")

Ronald L. Jadin	Senior Vice President and Chief Financial Officer ("CFO")

Court D. Carruthers	Senior Vice President and President, Grainger International

Michael A. Pulick	Senior Vice President and President, Grainger U.S.

D.G. Macpherson	Senior Vice President, Global Supply Chain

John L. Howard	Senior Vice President and General Counsel

        The Company's compensation philosophy is to hire and retain the best people and provide incentives that encourage them to achieve the financial results that create long-term shareholder value.

        The compensation program for NEOs consists of base salary, performance-based short-term incentives, performance-based long-term equity awards, benefits, and minimal perquisites. It is designed, as a whole, to attract, reward, motivate, and retain high-quality talent and to provide appropriate cash- and equity-based incentives for achieving the Company's financial goals and strategic objectives. A substantial portion of the executives' pay is directly tied to Company performance. The Company endeavors to accomplish the compensation program's objectives by providing market median total compensation opportunities at target levels of performance and to provide incentives for greater growth. The approach that the Company uses to determine "market" compensation is more fully discussed in the "Compensation Comparator Group" section.

        The link between pay and performance for each element of an NEO's compensation is described in the table below.

Pay-for-Performance

Compensation Element	Link to Performance

Base Salary	Base salary increases are linked to individual performance.

Short-Term Incentives	Short-Term Incentives are linked to annual achievement of predetermined Company objectives.

Long-Term Incentives

•       Stock options are granted based on individual performance and linked to stock price performance for up to ten years.

•       Performance shares are linked to achieving specific predetermined Company objectives and stock price over the three-year performance period.

•       RSUs are only used for the NEOs for retention purposes, and are not granted as part of the annual Long-Term Incentive Program.

Stock Ownership Requirements	• Stock ownership focuses executives on increasing shareholder value.

Profit Sharing Trust ("PST")/ Retirement Plan

•       The PST is the primary Company-sponsored retirement vehicle for U.S.-based employees, which encourages financial performance that drives increased shareholder value.

•       Employees who do not participate in the PST are eligible for a 401(k) or other retirement plan.

        NEO compensation includes variable pay components that link a substantial portion of compensation to the Company's performance, the individual's performance of functional and managerial responsibilities, and the creation of long-term shareholder value. These components vary with the Company's performance and include short-term cash-based incentives and long-term equity-based incentives. Variable compensation, as a percentage of total compensation, increases with greater levels of responsibility within the Company. NEO compensation is generally structured so that the largest component is long-term equity, followed by base salary, and then short-term incentive plan compensation. The Compensation Committee exercising its judgment in setting the components of total compensation, considers competitive pay data, but has not established a rigid formula or allocation.

        In setting individual compensation levels, the Compensation Committee (with assistance from the independent compensation consultant and management) selects a compensation comparator group of companies and reviews studies of total compensation paid to executives occupying similar positions with similar duties and responsibilities in those companies. The Committee then considers a variety of reference points, including competitive compensation data at the 25th, 50th, and 75th percentiles, the executive's overall experience, individual and Company performance, replaceability, internal equity, unique skills and management's recommendation to determine appropriate compensation for each executive. All elements of compensation are valued and reviewed in evaluating the relative competitiveness of the Company's compensation practices against the comparator group. Target total compensation for the Company's employees and executives is generally set to approximate the market median.

        In addition, the Compensation Committee annually reviews a tally sheet for each NEO to evaluate the potential value of all compensation. The tally sheet includes each NEO's current base salary, annual incentive award, and the value of all outstanding equity-based awards (both vested and unvested), deferrals, benefits, and perquisites, as well as potential payments under retirement and certain change in control situations. Since no NEO has an employment contract with the Company that guarantees continued employment, the tally sheets also facilitate the Committee's evaluation of the reasonableness of awards and their likely retention value. In its 2009 review, the Committee did not make specific adjustments to the Company's compensation programs or any NEO's compensation based on its review of the tally sheets, as it concluded the earned and potential awards were consistent with the Company's pay philosophy, Company and individual performance, and market practices.

        The other components of the Company's compensation program for NEOs are substantially similar to those available for most of the Company's managers. This includes the same health and welfare benefits and the same PST contribution methodology for most U.S.-based employees. The Company provides Supplemental Profit Sharing Plans solely to maintain an equal percentage of PST compensation contribution to approximately 150 employees, including all NEOs, who would be subject to contribution limitations imposed on qualified plans by the Internal Revenue Code. The Company does not provide any other supplemental retirement benefits to its NEOs or other employees based in the United States.

Compensation Committee of the Board

  The Compensation Committee of the Board is responsible for the Company's compensation programs and for making salary and award decisions for the CEO.

        The Compensation Committee oversees the Company's compensation and benefits for all officers and employees. The Committee is responsible for ensuring that the Company's compensation practices reflect the highest level of integrity and that these practices protect the interests of shareholders. One of its responsibilities is to make certain that a competitive compensation structure is in place that will attract, reward, and retain employees and to motivate them to grow the business profitably. The Committee is also charged with ensuring that compensation, especially for executives, balances performance, provides appropriate incentives to increase long-term shareholder value, and ensures that compensation policies and practices for all employees are designed to avoid inappropriate risk taking incentives.

        The compensation awarded to Mr. Ryan, CEO, is determined by the Compensation Committee with assistance from its independent compensation consultant, and in relation to competitive market data. The Compensation Committee reviews and approves the corporate goals and objectives relevant to Mr. Ryan's compensation, and evaluates his performance in light of those goals and objectives. Either as a Committee or together with the other independent directors (as directed by the Board), the Compensation Committee determines and approves his compensation level based on this evaluation, in executive session without members of management present.

        Under its charter, the Compensation Committee both makes executive compensation decisions and recommends actions to the Board of Directors and to the shareholders, as appropriate. In discharging its responsibilities, the Committee regularly consults with independent advisors, compensation consultants, and the Company's management. The Compensation Committee's charter can be found in the Corporate Governance section of Grainger's Web site at www.grainger.com/investor.

Risk Assessment

        The Compensation Committee's oversight responsibility includes assessing the relationship between the Company's compensation programs and their impact on long-term shareholder value. To assist in the performance of this responsibility, the Committee engaged its independent compensation consultant to conduct a risk assessment of all incentive-based compensation, including short-term and long-term incentive programs (including the performance share program).

        Based on the findings of the independent compensation consultant and the Committee's consideration of these matters, the Committee does not believe that the Company's compensation policies and practices are reasonably likely to have material adverse effect on the Company.

        The incentive compensation programs incorporate risk-mitigating components, including:

  •
  Multiple measures—for example, sales growth combined with profitability;

  •
  Robust performance measure selection and goal setting;

  •
  A balance of short-term and long-term incentives in each NEO's pay mix;

  •
  Mixed equity grants of both stock options and performance shares;

  •
  Clawback provisions to recoup incentive compensation; and

  •
  Stock ownership requirements.

Role of Management

  Management assists the Compensation Committee in the design, recommendation and implementation of compensation programs.

        Members of management, including the Chairman of the Board, President and Chief Executive Officer ("CEO"); the Senior Vice President and Chief Financial Officer; the Senior Vice President and General Counsel; and the Senior Vice President, Human Resources, assist the Compensation Committee by routinely recommending compensation and performance incentive programs that management believes will provide the appropriate level of incentives consistent with the Company's compensation philosophy. Consistent with this process and the factors discussed above, management works with advisors from Hewitt Associates LLC ("Hewitt") to develop market information and recommends adjustments in base salaries, annual incentive targets, and long-term incentive awards, to be reviewed by the Compensation Committee. For officers including the NEOs other than Mr. Ryan, the recommendations also include the structure and targets of short- and long-term incentive programs for all employees, as well as changes to programs required for regulatory compliance. These recommendations are reviewed and approved by the CEO before they are presented to the Compensation Committee. The Committee reviews these recommendations in conjunction with its independent compensation consultant.

Compensation Comparator Group

  The Company's compensation program is regularly benchmarked against a Compensation Committee-approved comparator group of companies that are similar in size and complexity. The Company performs these studies to understand current market practices and to provide a reference point for compensation discussions.

        The compensation comparator group is derived from a database maintained by Hewitt that contains detailed company-specific compensation data. The Board's Compensation Committee commissions a comparator group study from Hewitt every other year. The Committee determines the companies within the comparator group with the assistance of its independent compensation consultant and with Hewitt. The most recent comparator group study was based on 2008 data ("2008 Compensation Study"), and the Company expects that a new study will be commissioned in 2010.

        The companies in the 2008 Compensation Study were chosen based on 2007 sales and market capitalization data. The current comparator group consists of 23 businesses that are relatively similar in complexity and size to the Company, and are representative of the types of major companies with which the Company historically competes for executive talent. This "competitive market" for executive talent includes companies both within and outside the same industry or sector as the Company. Most of the Company's publicly-traded direct competitors tend to be too small in sales or scope of operations for direct compensation comparisons with the Company. Including a broader range of companies provides a more representative depiction of the Company's competitive market for talent and a better framework for compensation discussions. Therefore, companies used for compensation comparison purposes differ from those in the industry Indices used in the Company Performance Graph in Part II, Item 5 of the Company's most recent Annual Report on Form 10-K.

        Management has played a minimal role in selecting the compensation comparator group, as the Committee relies on its independent consultant and Hewitt for assistance. The role of management in selecting the comparator group was limited to providing general comments on the relevance of each industry represented by the comparator companies.

        Below is the 2008 Compensation Study comparator group.

Company Name	2007 Sales	2007 Market Capitalization
	(thousands)	(thousands)
Allegheny Technologies, Inc.	$5,452,500	$4,781,208
Ball Corporation	7,475,300	4,358,943
The Black & Decker Corporation	6,563,200	3,669,083
The Clorox Company	4,847,000	7,512,280
Cooper Industries, Inc.	5,903,100	7,338,170
Eastman Chemical Company	6,830,000	4,580,524
Eastman Kodak Company	10,301,000	4,219,146
Goodrich Corporation	6,392,200	6,147,660
Harley-Davidson Motor Company	6,152,944	8,903,752
The Hershey Company	4,946,716	6,129,596
Ingersoll-Rand Company	8,763,100	11,466,972
Manitowoc Company, Inc.	4,005,000	3,427,143
Mattel, Inc.	6,018,990	7,228,526
MeadWestvaco Corporation	6,906,000	4,657,541
OfficeMax Incorporated	9,081,962	968,688
Pactiv Corporation	3,253,000	3,153,226
Rockwell Collins	4,421,000	7,921,282
Ross Stores, Inc.	5,975,212	5,041,657
Sealed Air Corporation	4,651,200	3,475,081
The Sherwin-Williams Company	8,005,292	6,254,798
The Stanley Works	4,483,800	3,495,194
Temple-Inland Inc.	3,926,000	1,726,124
Terex Corporation	9,137,700	4,775,597

        The percentiles for 2007 sales and market capitalization for the compensation comparator group and Grainger are as follows:

	2007 Sales	2007 Market Capitalization
	(thousands)	(thousands)
25th Percentile	$4,749,100	$3,582,138
50th Percentile	6,018,990	4,775,597
75th Percentile	7,190,650	6,741,662
W.W. Grainger, Inc.	6,418,014	6,823,795

Base Salaries

  Base salaries are intended to provide an appropriate level of fixed compensation to attract and retain executives. Base salaries are determined after a detailed evaluation of individual performance, competitive market levels, and executive experience.

        The 2008 Compensation Study showed that, on average, the Company's base salaries for NEOs were slightly below the market median. Nevertheless, in order to control its operating costs in light of the economic downturn, in 2009 the Company did not provide performance or market-based salary increases for its NEOs and salaried (exempt) employees.

        Annual base salary adjustments are considered and implemented to reflect individual performance, contribution, experience, and maintain market competitiveness and changes in responsibilities. The size of annual incentives and profit sharing opportunities increase as base salary increases occur, since both are tied to formulas that are functions of base salary. Base salary increases generally do not impact the long-term equity incentive award opportunities as long-term award targets are tied to organizational positions rather than an individual's base salary.

        Base salary increases for the NEOs, with the exception of Mr. Ryan, are reviewed and approved by the CEO before they are presented to the Compensation Committee. The Committee reviews these recommendations in conjunction with its independent compensation consultant.

        The compensation awarded to Mr. Ryan is determined by the Compensation Committee with assistance from its independent compensation consultant, and in relation to competitive market data. The Compensation Committee reviews and approves the corporate goals and objectives relevant to Mr. Ryan's compensation, and evaluates his performance in light of those goals and objectives. Either alone as a Committee or together with the other independent directors (as directed by the Board), the Compensation Committee determines and approves his compensation level based on this evaluation, in executive session without members of management present.

        The Company plans to provide performance-based pay adjustments in 2010.

        Effective January 1, 2010, Mr. Jadin (Chief Financial Officer), received a salary increase changing his base salary to $500,000 (+14%). This increase includes both a performance adjustment and a market adjustment to align his pay to a competitive level.

Annual Incentives

  Annual incentives are intended to provide an appropriate level of variable compensation to encourage executives to achieve annual results that create shareholder value.

        NEOs, along with approximately 1,500 other managers, are eligible to receive short-term cash-based incentives on the achievement of specified annual Company-wide financial performance measures set forth in the Company Management Incentive Program ("MIP"). The Company structures the MIP to motivate performance that balances short-term and long-term results and aligns the interests of management with shareholders. The Company did not achieve its 2009 Company MIP sales growth targets, and therefore the program did not generate a payment to U.S. participants.

        The following table displays the 2009 MIP target, plan and payment applicable to each NEO.

	Target (as a % of base)		Payment (as a % of target)
Name		Plan

James T. Ryan	110%	Company	0%

Ronald L. Jadin	70%	Company	0%

Court D. Carruthers	70%	Company (weighted 25%) International (weighted 75%)	63%

Michael A. Pulick	70%	Company	0%

D.G. Macpherson	70%	Company	0%

John L. Howard	70%	Company	0%

A portion of Mr. Carruthers' MIP is aligned with his international responsibility.

        The Compensation Committee and management perform a thorough analysis in setting financial measures and goals for the Company MIP to ensure the program appropriately balances the Company's objectives, is aligned with long-term shareholder interest, and has risk-mitigating components. While the measures and goals are clearly aligned with the strategy, they also account for current economic conditions. The combination of return on invested capital ("ROIC") and sales growth performance serve to mitigate risk to the Company's shareholders, as do the threshold, target and maximum payment levels built into the plan.

        The Company believes the design of the annual incentive program encourages performance that creates shareholder value by focusing on profitable sales growth and ROIC. The basic framework of the MIP has been in place for the past nine years, although specific objectives and performance target levels have been modified on a year-by-year basis. ROIC and sales growth remained the key structural components for the 2009 MIP. ROIC reflects how effectively management uses Company assets and is generally defined by the Company as pre-tax operating earnings divided by net working assets and sales growth is determined by year-over-year results. The total MIP payment is calculated as follows:

MIP Payment = (ROIC Performance + Sales Growth Performance)

        This framework was selected to align with the Company strategy and to balance sales growth with profitability, efficiency, expense management, and asset management. These measures are consistent with the Company's objective of growing profitably over time, which it believes is closely linked with shareholder value creation. The MIP framework allows the Compensation Committee the annual opportunity to adjust performance objectives in light of the current economic and competitive environments.

No 2009 Company MIP Payment was earned because sales growth fell more than 5%.

        The 2009 Company MIP is based on the Company's return on invested capital and year-over-year sales growth. The Company determines the payment earned for ROIC and the payment earned for sales growth, and, if the minimum performance thresholds are achieved, the two amounts are added together. Payments are based on the following tables:

2009 Management Incentive Program
Payout Matrices

ROIC	Payout as a Percent of Target	Sales Growth	Payout as a Percent of Target

27%	50.0%	7%	150.0%

26%	33.3%	6%	128.6%

25%	16.7%	5%	107.1%

24%	0.0%	4%	85.7%

22%	Minimum performance threshold for any payment	3%	64.3%

		2%	42.9%

		1%	21.4%

		0%	0.0%

		-5%	Minimum performance threshold for any payment

        For the year 2009, ROIC was 24.9% and sales growth was -9.2%. Based on these results, again no Company MIP was paid for 2009.

        Each NEO's target incentive award under the annual incentive program is based on a review of competitive market practice. For 2009, the target annual incentive awards as a percent of base salary were 110% for Mr. Ryan, and 70% each for Messrs. Jadin, Carruthers, Pulick, Macpherson, and Howard. These targets were determined to approximate the market median of the compensation comparator group companies. Actual payments are a product of the executive's incentive target and the Company's actual results achieved against established performance goals. The Company believes that it had set the ROIC and sales growth targets so that they provide the appropriate level of motivation. Under the terms of the annual program, the Committee has the discretion to adjust MIP payment amounts to correct for any unusual circumstances, both positive and negative, that might affect ROIC or sales growth. No discretionary adjustments were made in 2009.

        Due to the nature of Mr. Carruthers' role, his MIP award is based on the performance of the Company and the international business units. Each of the business unit incentive programs has weighting between the local business unit results (75%) and the Company MIP results (25%). Mr. Carruthers' MIP award is allocated as follows: Acklands — Grainger Inc. ("AGI") at 50%, China at 25% and Mexico at 25%. The business unit programs are measured based on profitable sales growth for each corresponding business.

        AGI, China, and Mexico achieved their 2009 MIP objectives as shown in the table below. Although Mr. Carruthers did not receive a MIP payment based on Company performance, he did receive a MIP payment based on the performance of the international business units.

Summary of Performance Measures and Results for Proxy Statement

Business Unit Program	Business Unit MIP Objectives (50%/50% Split)		Business Unit Results		Incentive Multiple	Business Unit Weight Factor	Weighted Multiple	Percent of Target Award Paid

AGI Results*	Sales Growth	ROIC	Sales Growth	ROIC	38%	50%	19%
	2.33%	10.50%	-4.43%	11.30%

Mexico Results*	Sales Growth	Op Earnings (mil.)	Sales Growth	Op Earnings (mil.)	59%	25%	15%
Interior	2.33%	-M 39.90	1.95%	-M 5.50
Puerto Rico	1.67%	$1.67	-18.76%	$2.30
Border	1.67%	—	-30.67%	—

China Results*	Sales (mil.)	Op Earnings (mil.)	Sales (mil.)	Op Earnings (mil.)	115%	25%	29%
	RMB 98.70	-RMB 82.20	RMB 100.66	-RMB 70.61

2009 Multiple								63%

*    Each business unit program includes a Company component that represents 25% of the target incentive. The Company payout in 2009 was 0%.

        If any incentive amounts would have been paid to Messrs. Ryan, Jadin, Pulick and Howard, it would have been based on the performance targets established for the 2009 MIP and would have been made under a separate annual incentive program described in the 2005 Incentive Plan. The previously named NEOs were designated as "Covered Employees" under the 2005 Incentive Plan, a separate shareholder-approved plan providing for, among other things, annual incentive programs funded through amounts determined by reference to the Company's reported net earnings. This program is designed to ensure that annual incentives are performance-based and fully tax deductible by the Company under Section 162(m) of the Internal Revenue Code. Under the program, the Committee allocates a portion of an incentive pool to each participant, which is funded with 5% of the Company's net earnings and the independent members of the Board have the authority to make specific awards. The sum of the individual participants' percentages may not be greater than 100% of the pool. The 5% funding level and predetermined incentive pool allocations were selected to provide the independent members of the Board with sufficient flexibility to calculate an appropriate level of incentive for each executive, while complying with Section 162(m). The independent members of the Board may use their discretion to reduce these amounts but may not increase them. For 2009, the program created a pool of $21.5 million, none of which was distributed to participants.

        The 2010 MIP will also include ROIC and sales growth as performance measures.

Long-Term Incentives

  The Company annually provides long-term incentives to NEOs and other key managers in order to align with the Company's strategy:

  •
  Achieve long-term business goals and objectives (including achieving financial performance that balances growth, profitability, and asset management);

  •
  Reward management for taking prudent action and achieving results that create shareholder value;

  •
  Attract qualified managers to join the Company; and

  •
  Retain management through business cycles.

        The Company's long-term incentives for NEOs consist of stock options and performance shares, and are provided under the shareholder-approved 2005 Incentive Plan. In 2009, the Company structured awards such that stock options represent approximately 70% of the total value of long-term incentive compensation and performance shares represent approximately 30% of the total value. This mix was chosen to better achieve the pay-for-performance objectives noted above. This mix also reflects market practices for senior executives, which is to use a combination of awards to provide the desired level of long-term performance incentives and retention.

        The target number of shares covered by long-term incentive awards is designed to provide an economic value that is generally at the median of the compensation comparator group for comparable jobs, but may also reflect individual performance. The Compensation Committee annually establishes the target value of the award based on the executive's position. The value is converted to shares using the 200-day average stock price as of January 31 in the year of grant. Performance Share awards are generally made at the February Board meeting, while stock options are awarded at the April Board meeting.

  •
  70% Stock Options.  The Company's stock options provide the right to purchase Company stock at a specified price over a ten-year term and vest 100% on the third anniversary of grant. They are intended to directly link management and shareholders' interests by tying a substantial portion of management's long-term incentives to stock price appreciation. The ten-year term is designed to focus management on long-term value creation. Three-year cliff vesting encourages meaningful retention before an executive can realize any value created by stock price appreciation. In all cases, stock options are awarded at an exercise price equal to the closing price of the Company's common stock reported for the business day before the grant. Stock option repricing is not permitted under the 2005 Incentive Plan and will not be permitted under the 2010 Incentive Plan.

  •
  30% Performance Shares.  Performance shares are intended to align compensation directly with the Company's business strategy and the long-term creation of shareholder value. The Company's performance shares provide the executive with a potential share payout after three years only if specified performance criteria are met. The actual number of earned shares can range from 0% to 200% of the target number of shares, depending on sales growth and continued ROIC achievement.

Performance Shares

        The three-year performance cycle for the performance shares begins on January 1 of each year. The Compensation Committee and management perform a thorough analysis in setting financial measures and goals for the Performance Share program. The combination of ROIC and sales growth performance serve to mitigate risk to the Company's shareholders, as do the threshold, target, and maximum payouts built into the program.

        For the performance share cycle beginning on January 1, 2009, the plan incorporates year two sales revenue and three-year ROIC performance. The Company's net sales in 2010 determine the number of shares earned, while vesting is dependent on meeting a three-year ROIC hurdle. Specifically, the 2009 performance share program was structured as follows.

Example of 2009 Performance Share Payout Opportunity

		3-Year 18% ROIC Objective Met? (2)
	Performance Share Payout as a Percent of the Target Opportunity (1)

2010 Sales (1)		No	Yes

< 6.5 Billion	0%	N/A	N/A

$6.5 Billion	50%	Forfeit All	Performance Share Payout Vests

$7.0 Billion	100%	Forfeit All	Performance Share Payout Vests

$8.0 Billion	200%	Forfeit All	Performance Share Payout Vests

(1)
Amounts are interpolated, as necessary.

(2)
Vesting is contingent upon the achievement of a 3-year average 18% ROIC threshold.

        If, during 2010, the Company achieves less than $6.5 billion net sales, 0% of the target award will be available, $6.5 billion will yield 50% of the target award, $7.0 billion will yield 100%, and $8.0 billion or greater will yield 200%. For the three-year cycle, if the average Company ROIC is 18% or higher, the shares will vest. Award amounts will be interpolated.

        The table and summary above contain performance payout targets that are not historical in nature but concern future results and objectives, and, as such, they may be deemed to be "forward-looking statements" under the federal securities laws. Grainger cannot guarantee that any results and objectives will be realized and undertakes no obligation to publicly update the forward-looking statements.

        The Compensation Committee selected these measures because they balance sales growth with long-term profitability, expense management, and asset management and are consistent with the short-term objectives established in the annual incentive program. The Committee may use different sales growth and ROIC objectives and targets from year to year to maximize alignment with then-current business objectives. Beginning in 2009, and for subsequent years, dividend equivalents will not be paid on performance shares.

        The definition of retirement eligibility and the treatment of performance shares and stock options in relation to retirement is discussed in detail in the "Retirement" section.

        The use of stock options and performance shares satisfies the requirements for qualified performance-based compensation under Section 162(m) of the Internal Revenue Code. The Company historically makes stock option awards to current officers and employees each year on the date of the annual meeting of shareholders, and performance share awards no later than March 30, in order to qualify those awards as performance-based compensation under Section 162(m) of the Internal Revenue Code. The Company has not timed the grant of long-term incentive awards in respect of the release of material, non-public information nor for the purpose of affecting the value of executive compensation.

        In connection with their long-term incentive awards, the NEOs and all other recipients are required to sign an agreement containing confidentiality and non-competition obligations designed to protect the Company's confidential and proprietary information and to preserve the Company's competitive advantages. Under these "clawback" agreements, should an executive violate his or her confidentiality or non-compete obligations, any award is automatically forfeited. The agreements also require, in certain circumstances, that an executive who has breached the confidentiality and non-compete agreements must return vested shares and/or gains from disposition of shares to the Company. In 2010 the Company added additional clawback policies related to performance and fraud (see the "Compensation Recoupment Policy" section for additional details).

Stock Ownership Guidelines

  As of the close of 2009, all officers subject to stock ownership guidelines, including the NEOs, are in compliance with the guidelines.

        The Company continues to believe that requiring executive ownership of Company stock creates alignment between executives and shareholders and encourages executives to act to increase shareholder value. In 1996, the Company established stock ownership guidelines for its NEOs and other officers. The current stock ownership guidelines for the NEOs are established based upon their respective positions within the Company and are as follows:

NEO	Minimum Ownership Requirement as a Percentage of Base Salary	Currently in Compliance?
James T. Ryan	5x	Yes
Ronald L. Jadin	3x	Yes
Court D. Carruthers	3x	Yes
Michael A. Pulick	3x	Yes
D.G. Macpherson	3x	Yes
John L. Howard	3x	Yes

        These ownership guidelines must be met within three years of being elected an officer or assuming a new position, and are reviewed annually by the Board. Officers who fail to achieve these ownership levels will not be eligible to receive any equity-based awards until they achieve their required ownership levels. Shares owned directly by the officer (including those held as a joint tenant or as tenant in common), restricted stock or RSUs, shares underlying performance share awards once the number of shares is fixed, shares owned in a self-directed IRA, and certain shares owned or held for the benefit of a spouse or minor children are counted toward meeting the guidelines. Options (whether vested or unvested) and shares underlying performance share awards before the number of shares is fixed are not counted toward meeting the ownership guidelines. The Company's Business Conduct Guidelines (which are available in the Corporate Governance section of Grainger's Web site at www.grainger.com/investor) forbid employees from hedging stock ownership.

Other Benefits

        The Profit Sharing Trust ("PST") is the primary Company-sponsored retirement vehicle for U.S.-based employees. The PST aligns the interests of the Company's employees, management, and shareholders as the Company's annual contribution to the PST is based on a formula that incorporates two key drivers of shareholder value—earnings performance and capital employed. The Company contributes a minimum of eight percent of payroll to the program and provides employees the opportunity to share in the success of the Company beyond this amount only if a threshold return on capital is achieved. The contribution percentage that each participating employee receives is a function of his or her years of service with the maximum contribution occurring at five or more years of service. The Company's U.S. NEOs participate in the PST on the same basis as all other employees. The Company does not maintain a defined benefit pension plan for U.S.-based employees.

        Effective February 1, 2010, the Company implemented a 401(k) plan for certain newly acquired businesses in the U.S. whose employees do not participate in the PST. Approximately 75 employees of the Company's 18,000 employees (less than 1%) are currently eligible for the 401(k). None of the Company's NEOs are eligible for the 401(k) plan.

        Mr. Carruthers is an employee of the Company's Canadian subsidiary, Acklands — Grainger Inc. ("AGI"), and therefore participates in the AGI Notional Account Plan. The AGI Notional Account Plan (for designated executives) provides a 15% contribution (of earnings above $229,000 Canadian dollars), which earns an investment return equal to the Canadian prime interest rate plus 1%.

        NEOs and certain other officers may elect to defer receipt of up to 50% of base salary and/or 85% of annual cash incentives under the 2004 Voluntary Salary and Incentive Deferral Plan, an unfunded deferred compensation plan. The purpose of the plan is to provide executives with retirement savings and financial planning opportunities that are not available to them in tax-qualified retirement plans due to Internal Revenue Code limitations.

        The NEOs and certain other Company officers also participate in the Company's Executive Death Benefit Plan. The beneficiary of a participant who dies while employed by the Company is generally entitled to 120 monthly payments of 50% of the participant's monthly compensation, calculated on the basis of salary and target annual incentive under the applicable cash incentive program. The Company has purchased and owns life insurance contracts to reduce its exposure relating to the Executive Death Benefit Plan. The Company has determined that it will no longer offer an executive death benefit program for employees who become executives after December 31, 2009. For these individuals, the Company will provide insurance coverage on the same basis as is available for other employees. Unless offered to other Company employees, the Company will not make payments, grants or awards following the death of an executive in the form of unearned salary or unearned bonuses, accelerated vesting or the continuation in force of unvested equity grants, awards or ungranted equity, perquisites, and other payments or awards made in lieu of compensation.

        Another benefit provided to the NEOs and other officers in 2009 was reimbursement for financial services. The financial service reimbursements are fully taxable and not grossed up to cover taxes. Officers are allowed the business use of corporate aircraft and car and driver, while Mr. Ryan is also allowed personal use of both. These benefits represent a cost-effective method of allowing the Company's top executives to more effectively use their time. Mr. Ryan did not utilize the corporate aircraft for personal use in 2009. All other benefits, including the PST contribution percentages and various welfare benefits provided to U.S. NEOs and other executive officers, are comparable to those provided to the majority of salaried and hourly Company employees.

        Mr. Carruthers receives a competitive Canadian benefits package, which includes benefits over and above those offered to regular Canadian AGI employees. These benefits include Group Life Insurance, Accidental Death & Dismemberment Insurance, Dependent Life Insurance, Dental Insurance, extended Health Insurance, and Annual Executive Medical Insurance.

        In 2009, the Company eliminated the car allowance provided to all NEOs and other U.S.-based officers.

Summary Compensation Table

        The following table shows the compensation provided to the CEO, CFO and the next four most highly compensated executive officers.

Name and Principal Position	Year	Salary (1)	Bonus (2)	Stock Awards (3)	Option Awards (4)	Non-Equity Incentive Plan Comp. (5)	Change in Pension Value and NQDC Earnings (6)	All Other Comp. (7)(8)	Total
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)

James T. Ryan	2009	$850,000	$0	$1,243,890	$2,574,000	$0	$0	$337,607	$5,005,497
Chairman of the Board,	2008	$787,508	$0	$3,969,820	$1,199,850	$631,125	$0	$623,579	$7,211,882
President and CEO	2007	$683,350	$0	$1,932,420	$691,200	$778,422	$0	$352,261	$4,437,653

Ronald L. Jadin	2009	$440,000	$0	$292,680	$594,000	$0	$0	$132,975	$1,459,655
Sr. Vice President and	2008	$390,000	$0	$1,228,586	$284,175	$207,900	$0	$228,747	$2,339,408
CFO

Court D. Carruthers (9)(10)	2009	$428,164	$0	$618,640	$594,000	$187,322	$1,213	$67,729	$1,897,067
Sr. Vice President and
President, Grainger Intl

Michael A. Pulick (9)	2009	$420,000	$0	$292,680	$594,000	$0	$0	$115,392	$1,422,072
Sr. Vice President and
President, Grainger U.S.

D.G. Macpherson (9)	2009	$400,000	$75,000	$292,680	$594,000	$0	$0	$49,892	$1,411,572
Sr. Vice President,
Global Supply Chain

John L. Howard	2009	$500,004	$0	$219,510	$415,800	$0	$0	$148,862	$1,284,176
Sr. Vice President and	2008	$487,500	$0	$432,500	$231,550	$232,902	$0	$307,319	$1,691,771
General Counsel	2007	$443,760	$0	$344,980	$230,380	$312,750	$0	$170,771	$1,502,641

(1)
Represents annual salary received in the relevant year.

(2)
Mr. Macpherson received a $150,000 signing bonus; 50% payable upon the completion of one year of service and 50% payable upon the completion of the second year of service.

(3)
Represents the grant date fair value of stock awards computed in accordance with FASB ASC Topic 718. Performance share grants are calculated at target achievement and may pay out up to 200% of the target award. The maximum total of the stock awards shown are $2,487,780, $585,360, $911,320, $585,360 $585,360, and $439,020 for Messrs. Ryan, Jadin, Carruthers, Pulick, Macpherson, and Howard respectively.

(4)
Represents the grant date fair value of option awards computed in accordance with FASB ASC Topic 718.

(5)
Represents amounts recorded in the Company's financial statements for the relevant year for amounts paid under a 162(m)-qualified, shareholder-approved annual cash incentive plan for Messrs. Ryan, Jadin, Pulick, and Howard. For Messrs. Carruthers and Macpherson, this represents amounts recorded in the Company's financial statements for the relevant year for amounts paid under the Management Incentive Plan.

(6)
The Company maintains a Non-Qualified Defined Contribution plan for Acklands — Grainger Inc.'s ("AGI") Designated Executives. The plan accrues earnings of 1% above prime for nonqualified deferred accounts. For 2009, the 1% additional interest totals $1,213 for Mr. Carruthers. The Company does not maintain an employee pension plan nor does it issue above-market earnings on nonqualified deferred accounts for non-AGI officers.

(7)
For 2009, includes contributions accrued under the Company's profit sharing plan (in which most of the Company's employees participate), the related supplemental profit sharing plan, and for deferred compensation plan participants, Company contributions that would otherwise have been made to the supplemental profit sharing plan ($275,592, $120,554, $111,909, $48,214 and $136,371, for Messrs. Ryan, Jadin, Pulick, Macpherson, and Howard respectively). Also includes contributions accrued under the AGI Defined Contribution Plan and the AGI Notional Account Plan ($61,988 for Mr. Carruthers). Also includes reimbursement for financial services ($1,701, $10,000, $1,802, $3,483 $1,678, and $10,000 for Messrs. Ryan, Jadin, Carruthers, Pulick, Macpherson, and Howard respectively), not grossed up to cover taxes.

Also includes the incremental cost of the Executive Death Benefit Program ($60,314, $2,421, $0, $0, and $2,491 for Messrs. Ryan, Jadin, Pulick, Macpherson, and Howard), which provides a pre- and post-retirement death benefit (note that the program has been eliminated for all new participants). If a participant dies after retirement, an after-tax, lump-sum benefit approximating the participant's last annual salary and annual target bonus under the applicable cash incentive program is payable to the participant's designated beneficiary. Prior to retirement, a participant may elect to receive a reduced post-retirement payment, instead of an executive death benefit. In the event of a change in control of the Company, the plan assumes retirement on that date if the participant is then eligible for retirement (with the participant being credited with an additional three years of age and service for this purpose). The plan then provides for a lump-sum payment of the present value of the post-retirement benefit on the basis of the participant's death at age 80, subject to any applicable requirements of Internal Revenue Code Section 409A.

(8)
Mr. Carruthers receives a Canadian benefits package, which includes benefits over and above those offered to regular Canadian AGI employees. The incremental value of these benefits are $1,778 for Group Life Insurance, $222 for Accidental Death & Dismemberment Insurance, $6 for Dependent Life Insurance, $398 for Dental Insurance, $642 for Extended Heath Insurance, and $1,152 for Annual Executive Medical Insurance.

(9)
Not an NEO in any prior year.

(10)
Reflects the amount paid to Mr. Carruthers in Canadian dollars, which were converted into U.S. dollars at a rate of C$ 1.0510 to U.S. $1. This is the conversion rate at the close of business on December 31, 2009, as quoted by the Bank of Canada.

 Grants of Plan-Based Awards

								All Other Stock Awards: No. of Shares of Stock or Units (3)	All Other Option Awards: No. of Securities Underlying Options (4)
											Actual Closing Price on Option Approval Date (6)
		Estimated Possible Payouts Under Non-Equity Incentive Plan Awards (1)			Estimated Future Payouts Under Equity Incentive Plan Awards (2)					Exercise or Base Price of Option Awards (5)		Grant Date Fair Value of Stock and Option Awards (7)
Name	Grant Date	Threshold	Target	Maximum	Threshold	Target	Maximum

James T. Ryan	1/1/09	$0	$935,000	$1,870,000
	1/1/09				8,500	17,000	34,000					$1,243,890
	4/29/09								130,000	$81.49	$83.06	$2,574,000

Ronald L. Jadin	1/1/09	$0	$308,000	$616,000
	1/1/09				2,000	4,000	8,000					$292,680
	4/29/09								30,000	$81.49	$83.06	$594,000

Court D. Carruthers	1/1/09	$0	$299,715	$599,429
	1/1/09				2,000	4,000	8,000					$292,680
	4/29/09							4,000				$325,960
	4/29/09								30,000	$81.49	$83.06	$594,000

Michael A. Pulick	1/1/09	$0	$294,000	$588,000
	1/1/09				2,000	4,000	8,000					$292,680
	4/29/09								30,000	$81.49	$83.06	$594,000

D.G. Macpherson	1/1/09	$0	$280,000	$560,000
	1/1/09				2,000	4,000	8,000					$292,680
	4/29/09								30,000	$81.49	$83.06	$594,000

John L. Howard	1/1/09	$0	$350,000	$700,000
	1/1/09				1,500	3,000	6,000					$219,510
	4/29/09								21,000	$81.49	$83.06	$415,800

(1)
For Messrs. Ryan, Jadin, Pulick, and Howard this represents potential amounts under the annual cash incentive award in the 2005 Incentive Plan, a 162(m)-qualified, shareholder-approved plan. The 2005 Incentive Plan establishes a pool equal to five percent (5%) of the company's Net Earnings for this Plan Year. For 2009, the Committee used its discretion to reduce amounts to yield payments equal to those that would have been made using the same financial measures as the Company Management Incentive Plan for the other NEOs. For Messrs. Carruthers and Macpherson, this represents amounts payable under the Management Incentive Plan. The estimated plan awards are expressed in U.S. dollars. The estimated plan award for Mr. Carruthers was converted into U.S. dollars at a rate of C$ 1.0510 to U.S. $1. This is the conversion rate at the close of business on December 31, 2009, as quoted by the Bank of Canada.

(2)
The number of shares that may be earned for the 2009 grant of performance shares ranged from 0% to 200% of the target award and will be determined based on the Company's sales revenue performance in 2010. These shares will vest at the end of fiscal year 2011 if three-year average ROIC is greater than 18%. The Company selected these measures as they balance revenue growth with profitability, expense management, and asset management and are consistent with the short-term objectives established in the annual incentive program. The Company believes that it has set the ROIC targets sufficiently high to provide the appropriate level of motivation for participants based on market and industry expectations and believes there is a strong probability that the ROIC level can be attained, thus allowing the shares to vest in 2011.

(3)
Represents a retention RSU award for Mr. Carruthers related to his promotion to SVP & President, Grainger International. These RSUs have 3-year cliff-vesting.

(4)
Represents stock option awards with a ten-year term and three-year cliff vesting.

(5)
Awards were issued at fair market value, which the Company has consistently determined as the closing price the day before the award.

(6)
Represents the actual closing stock price on the option approval date.

(7)
Represents the full grant date fair value of awards as calculated under FASB ASC Topic 718 without spreading over the vesting period.

Outstanding Equity Awards at Fiscal Year-End

	Option Awards					Stock Awards

Name	No. of Securities Underlying Unexercised Options Exercisable (1)	No. of Securities Underlying Unexercised Options Unexercisable (2)	Equity Incentive Plan Awards: No. of Securities Underlying Unexercised Unearned Options	Option Exercise Price (3)	Option Expiration Date (4)	No. of Shares or Units of Stock That Have Not Vested (5)	Market Value of Shares or Units of Stock That Have Not Vested (6)	Equity Incentive Plan Awards: No. of Unearned Shares, Units or Other Rights That Have Not Vested (7)	Equity Incentive Plan Awards: Market or Payout Value of Shares, Units or Other Rights That Have Not Vested (8)

James T. Ryan	20,000			$54.14	4/27/14	60,000	$5,809,800	26,230	$2,539,851
	27,000			$52.29	4/26/15
	25,000			$76.61	4/25/16
		30,000		$83.08	4/24/17
		57,000		$85.82	4/29/18
		130,000		$81.49	4/28/19

Ronald L. Jadin	9,000			$45.50	4/29/13	15,200	$1,471,816	4,568	$442,319
	3,900			$54.14	4/27/14
	5,000			$52.29	4/26/15
	3,500			$76.61	4/25/16
		3,200		$83.08	4/24/17
		13,500		$85.82	4/29/18
		30,000		$81.49	4/28/19

Court D. Carruthers	3,000			$76.61	4/25/16	10,100	$977,983	5,420	$524,819
		4,300		$83.08	4/24/17
		8,000		$85.82	4/29/18
		30,000		$81.49	4/28/19

Michael A. Pulick	4,500			$54.14	4/27/14	16,700	$1,617,061	5,420	$524,819
	5,700			$52.29	4/26/15
	4,800			$76.61	4/25/16
		12,000		$83.08	4/24/17
		10,500		$85.82	4/29/18
		30,000		$81.49	4/28/19

D.G. Macpherson		8,000		$85.82	4/29/18	24,000	$2,323,920	4,000	$387,320
		30,000		$81.49	4/28/19

John L. Howard	25,000			$45.50	4/29/13	23,000	$2,227,090	4,420	$427,989
	12,000			$54.14	4/27/14
	13,000			$52.29	4/26/15
	10,000			$76.61	4/25/16
		10,000		$83.08	4/24/17
		11,000		$85.82	4/29/18
		21,000		$81.49	4/28/19

(1)
Represents stock option awards with a ten-year term and three-year cliff vesting.

(2)
Upon retirement from the Company, unvested options automatically vest and have the lesser of six years or the remaining term to be exercised. Mr. Ryan is currently retirement-eligible.

(3)
Awards were issued at fair market value, which the Company has consistently determined as the closing price the day before the award.

(4)
Represents ten years after the award date.

(5)
Represents restricted stock units with three to ten-year cliff vesting.

(6)
Represents the cumulative restricted stock units outstanding times the year-end closing price ($96.83).

(7)
Represents the cumulative performance shares with a three-year cycle as described further in the Compensation Discussion & Analysis.

(8)
Represents the cumulative performance shares outstanding multiplied by the year-end closing price ($96.83).

Option Exercises and Stock Vested

	Option Awards		Stock Awards

Name	No. of Shares Acquired on Exercise (1)	Value Realized on Exercise (2)	No. of Shares Acquired on Vesting (3)	Value Realized on Vesting (4)

James T. Ryan	0	$0	9,590	$928,600
Ronald L. Jadin	19,080	$835,101	12,746	$909,274
Court D. Carruthers	3,150	$143,609	2,096	$188,216
Michael A. Pulick	4,000	$178,000	14,490	$1,076,672
D.G. Macpherson	0	$0	0	$0
John L. Howard	21,440	$1,004,392	7,090	$622,406

(1)
Represents the number of stock options exercised.

(2)
Represents the difference between the exercise price and the market price of the common stock on the date of exercise.

(3)
For Messrs. Jadin, Pulick, Carruthers, and Howard this represents 1,650, 1,750, 1,000 and 4,350 restricted stock units respectively, issued on April 27, 2005. For Messrs. Ryan, Jadin, Pulick, Carruthers, and Howard this represents 9,590, 1,096, 2,740, 1,096 and 2,740 performance shares, respectively, issued on December 31, 2009. For Messrs. Jadin and Pulick this represents 10,000 restricted stock units issued on February 27, 2002.

(4)
Represents the value of the restricted stock units and performance shares on the vesting date.

Pension Benefits

Name	Plan Name	No. of Years Credited Service	Present Value of Accumulated Benefit	Payouts During Last Fiscal Year

James T. Ryan	None	n/a	n/a	n/a
Ronald L. Jadin	None	n/a	n/a	n/a
Court D. Carruthers	None	n/a	n/a	n/a
Michael A. Pulick	None	n/a	n/a	n/a
D.G. Macpherson	None	n/a	n/a	n/a
John L. Howard	None	n/a	n/a	n/a

Nonqualified Deferred Compensation

Name	Plan	Executive Contributions in Last FY (1)	Registrant Contributions in Last FY (2)	Aggregate Earnings in Last FY (3)	Aggregate Withdrawals/ Distributions (4)		Aggregate Balance at Last FYE (5)

James T. Ryan	Deferred RSUs	$0	$0	$981,810	-$	738,810	$4,647,840

	SPSP & SPSP II	$0	$301,034	$228,575		$0	$1,247,460

	Total	$0	$301,034	$1,210,385	-$	738,810	$5,895,300

Ronald L. Jadin	SPSP & SPSP II	$0	$0	$12,449		$0	$52,063

	Voluntary Salary & Incentive Deferral	$176,715	$75,889	$177,260		$0	$967,498

	Total	$176,715	$75,889	$189,709		$0	$1,019,561

Court D. Carruthers	AGI Notional Account Plan	$0	$51,262	$4,125		$0	$176,712

	Total	$0	$51,262	$4,125		$0	$176,712

Michael A. Pulick	Deferred RSUs	$667,700	$0	$314,400		$0	$968,300

	SPSP & SPSP II	$0	$49,660	$48,240		$0	$155,831

	Voluntary Salary & Incentive Deferral	$119,616	$15,302	$89,586	-$	34,136	$369,198

	Total	$787,316	$64,962	$452,226	-$	34,136	$1,493,329

D.G. Macpherson	SPSP & SPSP II	$0	$3,062	$1,135		$0	$4,197

	Total	$0	$3,062	$1,135		$0	$4,197

John L. Howard	Deferred RSUs	$0	$0	$395,400		$0	$1,936,600

	SPSP & SPSP II	$0	$106,943	$127,862		$0	$430,649

	Voluntary Salary & Incentive Deferral	$58,226	$21,556	$192,991		$0	$805,785

	Total	$58,226	$128,499	$716,253		$0	$3,173,034

(1)
Represents 10,000 RSU awards settled and deferred for Mr. Pulick. Also includes voluntary salary and short term incentive deferrals for Messrs. Jadin, Pulick, and Howard.

(2)
The Company provides the supplemental profit sharing plans (SPSPs) solely to maintain an equal percentage of PST contribution to approximately 150 employees (including all NEOs) who would be subject to contribution limits imposed on qualified plans by the Internal Revenue Code. For Messrs. Ryan, Jadin, Pulick, Macpherson, and Howard this represents the Company contribution to the SPSPs. For Mr. Carruthers, this represents the company contribution to the AGI Notional Account Plan.

(3)
Represents earnings on all nonqualified deferred compensation balances, including supplemental profit sharing plan earnings, stock price appreciation and dividend equivalent payments for vested, deferred restricted stock units, and for Messrs. Jadin, Pulick, and Howard, earnings on voluntary deferrals. Investment choices for any officer, including an NEO, who elects to defer salary and/or bonus may be made only from the same investment funds available to all employees under the Company's profit sharing plan. The rate of return on the individual accounts (positive or negative) is a function of the participant-selected investment funds. A participating officer may elect to receive distribution of deferred amounts upon his or her retirement or disability or upon a specified date certain, and may elect to receive the distributions as a single sum or in annual installments over a period of up to 15 years. If a participant dies, any undistributed deferred amounts will be distributed to the participant's designated beneficiary in a single sum as soon as administratively practicable. If a participant's employment terminates for any reason other than retirement, disability or death, the deferred amounts will be paid to the participant as soon as administratively practicable. In the event of a change in control of the Company, all deferred amounts will be paid to participants in a lump sum within five days after the change in control, subject to any applicable requirements of Internal Revenue Code Section 409A. Messrs. Jadin, Pulick, and Howard and other officers voluntarily participated in this plan in 2009. None of the amounts reported in this column are reported in the 2009 Summary Compensation Table.

(4)
For Mr. Ryan, represents 9,000 RSUs granted and vested on April 27, 2005 and settled on April 27, 2009. For Mr. Pulick, represents 2004 salary, short term incentive and restorative contributions of which Mr. Pulick elected to receive payment on January 31, 2009.

(5)
Aggregate year-end balances for the supplemental profit sharing plan, vested deferred restricted stock units, and for Messrs. Jadin, Pulick, and Howard, year-end balances for their voluntary deferral accounts. Messrs. Ryan, Pulick, and Howard have 48,000, 10,000, and 20,000 vested, deferred RSUs outstanding, respectively.

Employment Contracts, Change in Control Arrangements, and Termination of Employment Arrangements

  The Company does not maintain any employment agreements with its executives.

        All of the NEOs and certain other key executives have entered into Change in Control Agreements ("CIC Agreements") with the Company. These agreements are intended to ensure that in the event of a pending or threatened change in control of the Company, the executives' full attention is focused on the best interests of the Company and its shareholders and not on their future employment prospects or uncertainty about their compensation and benefits under those circumstances. The CIC Agreements are "double-trigger" arrangements that require both a change in control of the Company and within the following two-year period: (a) the executive's employment is terminated other than for cause, or (b) the executive terminates employment for good reason (for example, because Grainger reduced the executive's authority or aggregate benefits). Under each CIC Agreement, the executive is entitled to certain benefits which include a lump-sum payment generally equal to a multiple of the sum of (i) the executive's annual salary, (ii) the executive's target annual incentive, and (iii) in connection with the Company's non-contributory profit sharing plans, a percentage of annual salary and annual incentive equal to the average percentage of covered compensation contributed by the Company under the plans for the last three fiscal years. In the case of all of the NEOs, the multiple is three. In the case of most of the other key executives, the multiple is two. The applicable multiple in the CIC Agreements is determined by the individual executive's position within the Company, the likely value each would contribute to any change in control transaction, and the likelihood that employment would be terminated after a change in control event.

        Benefits that are payable under the CIC Agreements include continuation of health and dental benefits for a number of years equal to the applicable multiple. Each agreement further provides that the executive is to be made whole on an after-tax basis with respect to excise tax due as a consequence of payments (whether or not under the agreement) being classified as "excess parachute payments" under Section 280G of the Internal Revenue Code. The lump-sum payment upon termination is generally limited under the CIC Agreement to an amount such that no payments would be considered "excess parachute payments" and thus no excise tax would be due. Agreements prior to January 1, 2010, include gross-ups for tax on any payment that will become subject to any excise tax or similar tax relating to change in control. Effective January 1, 2010, no new change in control agreements will include this tax gross-up benefit.

Change in Control—Equity Plans

        Under the terms of the Company's 1990 Long Tern Incentive Plan, as amended, 2001 Long Term Incentive Plan, as amended, 2005 Incentive Plan, as amended, and Director Stock Plan, as amended ("Plans"), a change in control generally results in the following:

  •
  Accelerated vesting of any unexercised options, whether or not exercisable on the date of such change in control;

  •
  Accelerated vesting of unvested RSUs; and

  •
  Settlement of performance shares in common stock equal to 100 percent of the executive's outstanding performance shares.

Change in Control Agreements

        The Company has entered into agreements with each NEO that provide for payments at, following, or in connection with a change in control of the Company. As set forth in these double-trigger agreements, if there is a change in control and an executive's employment is terminated following a change in control (other than termination by the Company for cause, involuntary termination without good reason, or by reason of death or disability) or if the executive terminates his employment in certain circumstances defined in the agreement which constitute good reason, the Company shall provide each NEO with the following:

  •
  Lump-sum payment of cash severance benefit in an amount equal to three times the sum of an executive's base salary, target annual incentive opportunity under the MIP, and average profit sharing contribution for the previous three years;

  •
  Prorated annual cash incentive;

  •
  An amount equal to the value of the unvested portion of executive's account under the supplemental profit sharing plan or supplemental profit sharing plan II;

  •
  Lump-sum payment of cash equal to account balance under the compensation deferral plan; and

  •
  Effective January 1, 2010, any new Change in Control Agreements will not include a tax gross-up benefit.

Deductibility of Executive Compensation; Accounting Considerations

        Section 162(m) of the Internal Revenue Code generally disallows a federal income tax deduction to a public company for compensation over $1 million per fiscal year paid to the company's chief executive officer and its four other most highly compensated executive officers serving at the end of that year. Not subject to the deductibility limit, however, is compensation that qualifies as "performance-based" compensation. A Company objective is to attempt to maximize the deductibility of compensation under Section 162(m) to the extent doing so is reasonable and consistent with Company strategies and goals. Awards under the cash incentive plan in which the NEOs participate, gains on exercises of stock options, and shares received as the result of performance share awards are considered to be "performance-based" compensation not subject to the Section 162(m) deductibility limit. Awards of time-vested restricted stock and RSUs are not exempt from the Section 162(m) deductibility limit, and all or a portion of these awards may be nondeductible when the awards vest. While the accounting treatment applicable to the Company's compensation programs was taken into account in designing those programs, it was not a significant consideration.

        Upon vesting, settlement or maturity, equity awards under the 2005 Incentive Plan and predecessor plans are distributed in the form of shares of the Company's common stock. Under the Accounting Standards Codification ("ASC") 718 (formerly FAS 123R), these types of awards are considered equity awards. As a result, the total amount of compensation expense to be recorded for the awards is based on the fair value of the awards on the grant date. This fair value is then recorded ratably over the vesting period, usually three or four years, and is recorded to compensation expense and as an increase in paid-in capital. The amount of compensation expense is not subsequently adjusted for changes in the Company's share price, for the actual number of shares distributed, or for any other factors except for forfeitures or variable accounting associated with performance share awards. If an equity award is forfeited, all previously recorded compensation expensed is reversed.

While the accounting treatment described above was considered in the development of our long-term incentive program, it was not a material consideration.

Compliance with Section 409A of the Internal Revenue Code

        The Company engaged outside counsel and consultants to ensure that its plans and procedures are in compliance with the deferred compensation rules found in Section 409A of the Internal Revenue Code. This involves a review of cash and equity incentive plans, supplemental retirement plans, deferral plans, change in control agreements, and covered severance plans. To be in documentary compliance with Section 409A, the Board approved amendments to the Executive Death Benefit Plan, the Voluntary Salary and Incentive Deferral Plan, the Supplemental Profit Sharing Plan II and the Change in Control Agreements so that these plans were Section 409A compliant as of January 1, 2008.

Compensation Recoupment Policy ("Clawbacks")

        The Company currently has clawback provisions for violations of non-competition and non-solicitation contained in its equity award agreements. For awards made after January 1, 2010, the agreements with executives will contain various clawback features including financial fraud or financial results that require a material restatement.

Termination

        None of the NEOs are legally entitled to severance upon termination, as the Company does not maintain a severance program for its executives and the Company does not maintain any employment agreements with its executives.

Retirement

        The definition of retirement eligibility is the same for all U.S. employees. Under this definition, an employee is retirement-eligible upon attaining any of the following:

  •
  Age 60;

  •
  Age 55 and 20 years of service; or

  •
  25 years of service.

        Mr. Ryan is the only NEO currently retirement-eligible.

        The Company provides the following post-termination benefits and payments upon retirement:

  •
  Outstanding stock options become vested and executives have the right to exercise such options within six years from date of termination or for the remaining term of the option, whichever is less;

  •
  In the year of retirement, a fraction of the stock option award received in the year of retirement vests based on the number of months the executive worked that year;

  •
  Settlement of performance shares occurs after the end of the performance period in common stock equal to the number of the executive's outstanding performance shares earned for the performance period multiplied by the prorated portion of the performance period completed;

  •
  Cash payments equal to account balances under the Profit Sharing Trust ("PST"), any supplemental profit sharing program, and the Voluntary Salary and Incentive Deferral Plan

    will be made in installment payments for up to 15 years or in a lump-sum payment based on the election made by the executive in accordance with the terms and conditions of those plans; and

  •
  Reduced life insurance benefits until executive's death.

        In addition to the retirement benefits listed above, NEOs will receive benefits under the Company's disability plan or payments under the Company's Executive Death Benefit Plan in the event of death or disability.

        The following tables illustrate the potential incremental payments and benefits based on December 31, 2009 computations that could be received by the NEOs upon a termination or change in control of the Company. The amounts shown below assume that such termination or change in control was effective as of December 31, 2009, and thus only includes amounts earned through such time. However, the actual amounts that would be paid out under each circumstance can only be determined at the time of separation.

 Other Potential Post-Employment Payments

Ryan, James T.

Type of Payment	Involuntary Termination without Cause or Voluntary Termination with Good Reason ($)	Involuntary Termination for Cause or Voluntary Termination without Good Reason ($)	Retirement ($)	Death ($)	Disability ($)	Change In Control Only ($)	Change In Control and Termination without Cause or with Good Reason ($)

Cash Compensation
Cash Severance (1)	$0	$0	$0	$0	$0	$0	$6,251,427

Management Incentive Program
Prorated Annual Bonus Guarantee	$0	$0	$0	$0	$0	$0	$935,000

Long-Term Incentives
Stock Options
Unvested and Accelerated Awards (2)	$0	$0	$3,034,270	$3,034,270	$3,034,270	$0	$0

Restricted Stock Units
Unvested and Accelerated Awards (3)	$0	$0	$2,711,240	$5,809,800	$5,809,800	$5,809,800	$5,809,800

Performance Shares
Unvested and Accelerated Awards (4)	$0	$0	$1,144,530	$1,144,530	$1,144,530	$2,904,900	$2,904,900

Retirement Benefits
Profit Sharing
Unvested and Accelerated Awards (5)	$0	$0	$0	$0	$0	$0	$0

Deferred Compensation	$0	$0	$0	$0	$0	$0	$0

Benefits
Continuation of Health & Welfare Benefits (6)	$0	$0	$0	$0	$0	$0	$36,568

Life Insurance and Death Benefit Payout (7)	$0	$0	$506,821	$6,867,247	$0	$0	$663,493

Disability Payments	$0	$0	$0	$0	$0	$0	$0

Perquisites and Tax Payments
Excise Tax & Gross-Up	$0	$0	$0	$0	$0	$0	$5,467,537

Outplacement (8)	$0	$0	$0	$0	$0	$0	$127,500

Total	$0	$0	$7,396,861	$16,855,847	$9,988,600	$8,714,700	$22,196,226

(1)
The Company does not maintain any agreements with its named executive officers that guarantee the payment of cash severance upon termination, except in the event of a change in control followed by termination without cause or with good reason.

(2)
Unvested options become immediately exercisable in the event of death, disability, retirement, or a change in control.

(3)
Mr. Ryan has four grants of unvested restricted stock units as of December 31, 2009.

(4)
In the event of retirement, death or disability, Mr. Ryan is entitled to receive in settlement of performance shares, a number of shares of common stock, equal to the number of performance shares that vest based upon the Company's average return on invested capital, as of the date of retirement, death or disability, multiplied by the prorated amount of time Mr. Ryan was employed by the Company during the performance period.

(5)
Mr. Ryan does not have any unvested profit sharing amounts as of December 31, 2009.

(6)
The health and welfare benefits value upon a change in control and termination without cause or with good reason is based upon three years of continuation of active health and welfare benefits using the Company's budget/insured rates projected forward throughout the three years using 9% health and 6% dental annual trends as well as a 5% annual discount factor.

(7)
Upon death, Mr. Ryan's survivors shall receive, for 120 months, 50% of his monthly base salary and target bonus amount, under the Company Executive Death Benefit Plan (EDBP). Amount reflects the present value lump-sum payment amount based upon the FAS Discount Rate of 5.70%. Upon retirement, he has elected to receive a present value cash settlement at retirement in lieu of the post-retirement death benefit under the EDBP. The amount in the table is based on a 6.0% discount rate and assumed mortality of age 80. Upon a change in control, he would receive the present value, but based on the Applicable Federal Rate of 5.02%.

(8)
In the event of a change in control followed by termination without cause or with good reason, the Company shall provide Mr. Ryan with standard outplacement services provided that the cost of such services to the Company not exceed 15% of the Executive's annual base salary in effect on the date of termination. The amount above represents the maximum cost to the Company for providing such outplacement services.

Jadin, Ronald L.

Type of Payment	Involuntary Termination without Cause or Voluntary Termination with Good Reason ($)	Involuntary Termination for Cause or Voluntary Termination without Good Reason ($)	Retirement (9) ($)	Death ($)	Disability ($)	Change In Control Only ($)	Change In Control and Termination without Cause or with Good Reason ($)

Cash Compensation
Cash Severance (1)	$0	$0		$0	$0	$0	$2,619,646

Management Incentive Program
Prorated Annual Bonus Guarantee	$0	$0		$0	$0	$0	$308,000

Long-Term Incentives
Stock Options
Unvested and Accelerated Awards (2)	$0	$0		$652,835	$652,835	$652,835	$652,835

Restricted Stock Units
Unvested and Accelerated Awards (3)	$0	$0		$1,471,816	$1,471,816	$1,471,816	$1,471,816

Performance Shares
Unvested and Accelerated Awards (4)	$0	$0		$165,773	$165,773	$464,784	$464,784

Retirement Benefits
Profit Sharing
Unvested and Accelerated Awards (5)	$0	$0		$0	$0	$0	$0

Deferred Compensation	$0	$0		$0	$0	$0	$0

Benefits
Continuation of Health & Welfare Benefits (6)	$0	$0		$0	$0	$0	$36,136

Life Insurance and Death Benefit Payout (7)	$0	$0		$2,877,703	$0	$0	$0

Disability Payments	$0	$0		$0	$0	$0	$0

Perquisites and Tax Payments
Excise Tax & Gross-Up	$0	$0		$0	$0	$510,371	$2,004,715

Outplacement (8)	$0	$0		$0	$0	$0	$66,000

Total	$0	$0		$5,168,127	$2,290,424	$3,099,806	$7,623,932

(1)
The Company does not maintain any agreements with its named executive officers that guarantee the payment of cash severance upon termination, except in the event of a change in control followed by termination without cause or with good reason.

(2)
Unvested options become immediately exercisable in the event of death, disability, retirement, or a change in control.

(3)
Mr. Jadin has four grants of unvested restricted stock units as of December 31, 2009.

(4)
In the event of retirement, death or disability, Mr. Jadin is entitled to receive in settlement of performance shares, a number of shares of common stock, equal to the number of performance shares that vest based upon the Company's average return on invested capital, as of the date of retirement, death or disability, multiplied by the prorated amount of time Mr. Jadin was employed by the Company during the performance period. Mr. Jadin, however, is not retirement eligible as of December 31, 2009.

(5)
Mr. Jadin does not have any unvested profit sharing amounts as of December 31, 2009.

(6)
The health and welfare benefits value upon a change in control and termination without cause or with good reason is based upon three years of continuation of active health and welfare benefits using the Company's budget/insured rates projected forward throughout the three years using 9% health and 6% dental annual trends as well as a 5% annual discount factor.

(7)
Upon death, Mr. Jadin's survivors shall receive, for 120 months, 50% of his monthly base salary and target bonus amount, under the Company Executive Death Benefit Plan. Amount reflects the present value lump-sum payment amount based upon the FAS Discount Rate of 5.70%.

(8)
In the event of a change in control followed by termination without cause or with good reason, the Company shall provide Mr. Jadin with standard outplacement services provided that the cost of such services to the Company not exceed 15% of the Executive's annual base salary in effect on the date of termination. The amount above represents the maximum cost to the Company for providing such outplacement services.

(9)
Mr. Jadin is not eligible for retirement under the Company's retirement plan as of December 31, 2009.

Carruthers, Court D.

Type of Payment	Involuntary Termination without Cause or Voluntary Termination with Good Reason ($)	Involuntary Termination for Cause or Voluntary Termination without Good Reason ($)	Retirement (9) ($)	Death ($)	Disability ($)	Change In Control Only ($)	Change In Control and Termination without Cause or with Good Reason ($)

Cash Compensation
Cash Severance (1)	$0	$0		$0	$0	$0	$1,699,451

Management Incentive Program
Prorated Annual Bonus Guarantee	$0	$0		$0	$0	$0	$118,202

Long-Term Incentives
Stock Options
Unvested and Accelerated Awards (2)	$0	$0		$607,405	$607,405	$607,405	$607,405

Restricted Stock Units
Unvested and Accelerated Awards (3)	$0	$0		$977,983	$977,983	$977,983	$977,983

Performance Shares
Unvested and Accelerated Awards (4)	$0	$0		$220,773	$220,773	$580,980	$580,980

Retirement Benefits
Profit Sharing
Unvested and Accelerated Awards (5)	$0	$0		$0	$0	$0	$0

Deferred Compensation	$0	$0		$0	$0	$0	$0

Benefits
Continuation of Health & Welfare Benefits (6)	$0	$0		$0	$0	$0	$23,672

Life Insurance and Death Benefit Payout (7)	$0	$0		$2,800,291	$0	$0	$0

Disability Payments	$0	$0		$0	$0	$0	$0

Perquisites and Tax Payments
Excise Tax & Gross-Up	$0	$0		$0	$0	$0	$0

Outplacement (8)	$0	$0		$0	$0	$0	$64,225

Total	$0	$0		$4,606,452	$1,806,161	$2,166,368	$4,071,918

(1)
The Company does not maintain any agreements with its named executive officers that guarantee the payment of cash severance upon termination, except in the event of a change in control followed by termination without cause or with good reason.

(2)
Unvested options become immediately exercisable in the event of death, disability, retirement, or a change in control.

(3)
Mr. Carruthers has four grants of unvested restricted stock units as of December 31, 2009.

(4)
In the event of retirement, death or disability, Mr. Carruthers is entitled to receive in settlement of performance shares, a number of shares of common stock, equal to the number of performance shares that vest based upon the Company's average return on invested capital, as of the date of retirement, death or disability, multiplied by the prorated amount of time Mr. Carruthers was employed by the Company during the performance period. Mr. Carruthers, however, is not retirement eligible as of December 31, 2009.

(5)
Mr. Carruthers does not have any unvested profit sharing amounts as of December 31, 2009.

(6)
The health and welfare benefits value upon a change in control and termination without cause or with good reason is based upon two years of continuation of active health and welfare benefits using the Company's budget/insured rates projected forward throughout the three years using 9% health and 6% dental annual trends as well as a 5% annual discount factor.

(7)
Upon death, Mr. Carruthers' survivors shall receive, for 120 months, 50% of his monthly base salary and target bonus amount, under the Company Executive Death Benefit Plan. Amount above reflects the present value lump-sum payment amount based upon the FAS Discount Rate of 5.70%.

(8)
In the event of a change in control followed by termination without cause or with good reason, the Company shall provide Mr. Carruthers with standard outplacement services provided that the cost of such services to the Company not exceed 15% of the Executive's annual base salary in effect on the date of termination. The amount above represents the maximum cost to the Company for providing such outplacement services.

(9)
Mr. Carruthers is not eligible for retirement under the Company's retirement plan as of December 31, 2009.

Pulick, Michael A.

Type of Payment	Involuntary Termination without Cause or Voluntary Termination with Good Reason ($)	Involuntary Termination for Cause or Voluntary Termination without Good Reason ($)	Retirement (9) ($)	Death ($)	Disability ($)	Change In Control Only ($)	Change In Control and Termination without Cause or with Good Reason ($)

Cash Compensation
Cash Severance (1)	$0	$0		$0	$0	$0	$1,667,047

Management Incentive Program
Prorated Annual Bonus Guarantee	$0	$0		$0	$0	$0	$294,000

Long-Term Incentives
Stock Options
Unvested and Accelerated Awards (2)	$0	$0		$740,805	$740,805	$740,805	$740,805

Restricted Stock Units
Unvested and Accelerated Awards (3)	$0	$0		$1,617,061	$1,617,061	$1,617,061	$1,617,061

Performance Shares
Unvested and Accelerated Awards (4)	$0	$0		$220,773	$220,773	$580,980	$580,980

Retirement Benefits
Profit Sharing
Unvested and Accelerated Awards (5)	$0	$0		$0	$0	$0	$0

Deferred Compensation	$0	$0		$0	$0	$0	$0

Benefits
Continuation of Health & Welfare Benefits (6)	$0	$0		$0	$0	$0	$23,744

Life Insurance and Death Benefit Payout (7)	$0	$0		$2,746,899	$0	$0	$0

Disability Payments	$0	$0		$0	$0	$0	$0

Perquisites and Tax Payments
Excise Tax & Gross-Up	$0	$0		$0	$0	$0	$1,430,915

Outplacement (8)	$0	$0		$0	$0	$0	$63,000

Total	$0	$0		$5,325,538	$2,578,639	$2,938,846	$6,417,552

(1)
The Company does not maintain any agreements with its named executive officers that guarantee the payment of cash severance upon termination, except in the event of a change in control followed by termination without cause or with good reason.

(2)
Unvested options become immediately exercisable in the event of death, disability, retirement, or a change in control.

(3)
Mr. Pulick has four grants of unvested restricted stock units as of December 31, 2009.

(4)
In the event of retirement, death or disability, Mr. Pulick is entitled to receive in settlement of performance shares, a number of shares of common stock, equal to the number of performance shares that vest based upon the Company's average return on invested capital, as of the date of retirement, death or disability, multiplied by the prorated amount of time Mr. Pulick was employed by the Company during the performance period. Mr. Pulick, however, is not retirement eligible as of December 31, 2009.

(5)
Mr. Pulick does not have any unvested profit sharing amounts as of December 31, 2009.

(6)
The health and welfare benefits value upon a change in control and termination without cause or with good reason is based upon two years of continuation of active health and welfare benefits using the Company's budget/insured rates projected forward throughout the three years using 9% health and 6% dental annual trends as well as a 5% annual discount factor.

(7)
Upon death, Mr. Pulick's survivors shall receive, for 120 months, 50% of his monthly base salary and target bonus amount, under the Company Executive Death Benefit Plan. Amount reflects the present value lump-sum payment amount based upon the FAS Discount Rate of 5.70%.

(8)
In the event of a change in control followed by termination without cause or with good reason, the Company shall provide Mr. Pulick with standard outplacement services provided that the cost of such services to the Company not exceed 15% of the Executive's annual base salary in effect on the date of termination. The amount above represents the maximum cost to the Company for providing such outplacement services.

(9)
Mr. Pulick is not eligible for retirement under the Company's retirement plan as of December 31, 2009.

Macpherson, D. G.

Type of Payment	Involuntary Termination without Cause or Voluntary Termination with Good Reason ($)	Involuntary Termination for Cause or Voluntary Termination without Good Reason ($)	Retirement (9) ($)	Death ($)	Disability ($)	Change In Control Only ($)	Change In Control and Termination without Cause or with Good Reason ($)

Cash Compensation
Cash Severance (1)	$0	$0		$0	$0	$0	$1,587,664

Management Incentive Program
Prorated Annual Bonus Guarantee	$0	$0		$0	$0	$0	$280,000

Long-Term Incentives
Stock Options
Unvested and Accelerated Awards (2)	$0	$0		$548,280	$548,280	$548,280	$548,280

Restricted Stock Units
Unvested and Accelerated Awards (3)	$0	$0		$2,323,920	$2,323,920	$2,323,920	$2,323,920

Performance Shares
Unvested and Accelerated Awards (4)	$0	$0		$129,107	$129,107	$387,320	$387,320

Retirement Benefits
Profit Sharing
Unvested and Accelerated Awards (5)	$0	$0		$0	$0	$0	$2,098

Deferred Compensation	$0	$0		$0	$0	$0	$0

Benefits
Continuation of Health & Welfare Benefits (6)	$0	$0		$0	$0	$0	$23,744

Life Insurance and Death Benefit Payout (7)	$0	$0		$2,616,094	$0	$0	$0

Disability Payments	$0	$0		$0	$0	$0	$0

Perquisites and Tax Payments
Excise Tax & Gross-Up	$0	$0		$0	$0	$856,298	$1,819,803

Outplacement (8)	$0	$0		$0	$0	$0	$60,000

Total	$0	$0		$5,617,401	$3,001,307	$4,115,818	$7,032,829

(1)
The Company does not maintain any agreements with its named executive officers that guarantee the payment of cash severance upon termination, except in the event of a change in control followed by termination without cause or with good reason.

(2)
Unvested options become immediately exercisable in the event of death, disability, retirement, or a change in control.

(3)
Mr. Macpherson has two grants of unvested restricted stock units as of December 31, 2009.

(4)
In the event of retirement, death or disability, Mr. Macpherson is entitled to receive in settlement of performance shares, a number of shares of common stock, equal to the number of performance shares that vest based upon the Company's average return on invested capital, as of the date of retirement, death or disability, multiplied by the prorated amount of time Mr. Macpherson was employed by the Company during the performance period. Mr. Macpherson, however, is not retirement eligible as of December 31, 2009.

(5)
Mr. Macpherson had an unvested profit sharing amount as of December 31, 2009.

(6)
The health and welfare benefits value upon a change in control and termination without cause or with good reason is based upon two years of continuation of active health and welfare benefits using the Company's budget/insured rates projected forward throughout the three years using 9% health and 6% dental annual trends as well as a 5% annual discount factor.

(7)
Upon death, Mr. Macpherson's survivors shall receive, for 120 months, 50% of his monthly base salary and target bonus amount, under the Company Executive Death Benefit Plan. Amount reflects the present value lump-sum payment amount based upon the FAS Discount Rate of 5.70%.

(8)
In the event of a change in control followed by termination without cause or with good reason, the Company shall provide Mr. Macpherson with standard outplacement services provided that the cost of such services to the Company not exceed 15% of the Executive's annual base salary in effect on the date of termination. The amount above represents the maximum cost to the Company for providing such outplacement services.

(9)
Mr. Macpherson is not eligible for retirement under the Company's retirement plan as of December 31, 2009.

Howard, John L.

Type of Payment	Involuntary Termination without Cause or Voluntary Termination with Good Reason ($)	Involuntary Termination for Cause or Voluntary Termination without Good Reason ($)	Retirement (9) ($)	Death ($)	Disability ($)	Change In Control Only ($)	Change In Control and Termination without Cause or with Good Reason ($)

Cash Compensation
Cash Severance (1)	$0	$0		$0	$0	$0	$2,976,895

Management Incentive Program
Prorated Annual Bonus Guarantee	$0	$0		$0	$0	$0	$350,003

Long-Term Incentives
Stock Options
Unvested and Accelerated Awards (2)	$0	$0		$580,750	$580,750	$580,750	$580,750

Restricted Stock Units
Unvested and Accelerated Awards (3)	$0	$0		$2,227,090	$2,227,090	$2,227,090	$2,227,090

Performance Shares
Unvested and Accelerated Awards (4)	$0	$0		$188,496	$188,496	$484,150	$484,150

Retirement Benefits
Profit Sharing
Unvested and Accelerated Awards (5)	$0	$0		$0	$0	$0	$0

Deferred Compensation	$0	$0		$0	$0	$0	$0

Benefits
Continuation of Health & Welfare Benefits (6)	$0	$0		$0	$0	$0	$36,244

Life Insurance and Death Benefit Payout (7)	$0	$0		$3,270,144	$0	$0	$0

Disability Payments	$0	$0		$0	$0	$0	$0

Perquisites and Tax Payments
Excise Tax & Gross-Up	$0	$0		$0	$0	$0	$1,748,337

Outplacement (8)	$0	$0		$0	$0	$0	$75,001

Total	$0	$0		$6,266,480	$2,996,336	$3,291,990	$8,478,469

(1)
The Company does not maintain any agreements with its named executive officers that guarantee the payment of cash severance upon termination, except in the event of a change in control followed by termination without cause or with good reason.

(2)
Unvested options become immediately exercisable in the event of death, disability, retirement, or a change in control.

(3)
Mr. Howard has five grants of unvested restricted stock units as of December 31, 2009.

(4)
In the event of retirement, death or disability, Mr. Howard is entitled to receive in settlement of performance shares, a number of shares of common stock, equal to the number of performance shares that vest based upon the Company's average return on invested capital, as of the date of retirement, death or disability, multiplied by the prorated amount of time Mr. Howard was employed by the Company during the performance period. Mr. Howard, however, is not retirement eligible as of December 31, 2009.

(5)
Mr. Howard does not have any unvested profit sharing amounts as of December 31, 2009.

(6)
The health and welfare benefits value upon a change in control and termination without cause or with good reason is based upon three years of continuation of active health and welfare benefits using the Company's budget/insured rates projected forward throughout the three years using 9% health and 6% dental annual trends as well as a 5% annual discount factor.

(7)
Upon death, Mr. Howard's survivors shall receive, for 120 months, 50% of his monthly base salary and target bonus amount, under the Company Executive Death Benefit Plan. Amount reflects the present value lump-sum payment amount based upon the FAS Discount Rate of 5.70%.

(8)
In the event of a change in control followed by termination without cause or with good reason, the Company shall provide Mr. Howard with standard outplacement services provided that the cost of such services to the Company not exceed 15% of the Executive's annual base salary in effect on the date of termination. The amount above represents the maximum cost to the Company for providing such outplacement services.

(9)
Mr. Howard is not eligible for retirement under the Company's retirement plan as of December 31, 2009.

EQUITY COMPENSATION PLANS

        This table contains information as of December 31, 2009 about Grainger's equity compensation plans, all of which have been approved by Grainger's shareholders.

	Number of common shares to be issued upon exercise of outstanding options warrants, and rights		Weighted-average exercise price of outstanding options, warrants, and rights		Number of common shares available for future issuance under equity compensation plans (excluding common shares reflected in the first column)
Equity compensation plans approved by shareholders	7,384,226	(1)	$68.07	(2)	1,086,221	(3)
Equity compensation plans not approved by shareholders	-0-		N/A		-0-

Total	7,384,226		$68.07		1,086,221

(1)
Includes an aggregate of 1,644,824 restricted stock units and an aggregate of 113,509 deferred stock units that are to be settled by the issuance of shares of common stock on a 1 for 1 basis. Additionally, includes 36,720 and 35,642 performance shares which will vest at the end of fiscal 2011 and 2010, respectively, only if the average ROIC performance over the three-year period from 2009 through 2011 and 2008 through 2010, respectively, is greater than or equal to 18%. In addition, includes 78,935 performance shares which vested at the end of fiscal 2009 and are expected to settle in 2010.

(2)
Weighted-average exercise price of outstanding options; excludes restricted stock units, deferred stock units and performance shares.

(3)
Represents shares of common stock authorized for issuance under the 2005 Incentive Plan (the "2005 Plan") in connection with awards of stock options, stock appreciation rights, stock units, shares of common stock, restricted shares of common stock and other stock-based awards. Under the 2005 Plan, shares issued pursuant to "Full Value Awards" (awards other than stock options or stock appreciation rights which are settled by the issuance of shares, e.g., restricted stock, restricted stock units, or other stock based awards) count against the 2005 Plan's share authorization at a rate of 2.36 to 1, while shares issued as stock options or stock appreciation rights count against the share authorization at a rate of 1 to 1.

 TRANSACTIONS WITH RELATED PERSONS

        Grainger's Business Conduct Guidelines require that conflicts of interest in any form be avoided. The Board has adopted written policies and procedures, to be applied by the Board Affairs and Nominating Committee, for the review, approval or ratification of any transactions with related persons. Those policies and procedures apply to any proposed transaction in which Grainger is a participant, the amount involved exceeds $120,000, and any director, executive officer or significant shareholder or any immediate family member of such a person has a direct or material indirect interest. The policy requires that any such proposed transaction be reviewed by the Board Affairs and Nominating Committee to determine, among other things, the benefits of the transaction to Grainger, the availability of other sources of comparable products or services, and whether the terms of the proposed transaction are comparable to those provided to unrelated third parties.

        David W. Grainger, who is the beneficial owner of approximately 9.07% of the Company's outstanding common stock, is a non-executive officer of the Company. As compensation for his services as an officer, Mr. Grainger receives an annual salary of $120,000, perquisites and benefits the same as those received by other officers, and the ability to use the Company aircraft and car and driver for personal travel, subject to the requirement that he fully reimburse the Company for such use.

PROPOSAL TO RATIFY THE APPOINTMENT OF INDEPENDENT AUDITOR

        The Audit Committee of the Board of Directors has approved, subject to shareholder ratification at the meeting, the appointment of Ernst & Young LLP as Grainger's independent auditor for the year ending December 31, 2010. Representatives of Ernst & Young LLP are expected to be present at the meeting to respond to appropriate questions of shareholders and to make any desired statements.

        The Board recommends a vote FOR the proposal to ratify the appointment of independent auditor.

        Approval of the proposal requires the affirmative votes of a majority of the shares of Grainger common stock represented in person or by proxy at the meeting and entitled to vote. Abstentions will have the same effect as votes against the proposal. Broker non-votes will not affect the outcome of the vote. In the event the proposal is not approved, the Board will consider the negative vote as a mandate to appoint another independent auditor for the next year.

PROPOSAL TO APPROVE THE 2010 INCENTIVE PLAN

        On February 17, 2010, the Board adopted the 2010 Incentive Plan ("2010 Plan"), subject to approval of Grainger's shareholders. A copy of the 2010 Plan is attached as Appendix B to this proxy statement. The 2010 Plan will be the plan used for future awards, in place of Grainger's 2005 Incentive Plan (the "2005 Plan").

        The Board believes that the 2010 Plan will be an important part of Grainger's overall compensation program. The 2010 Plan will enable Grainger to provide competitive levels of compensation needed to attract and retain high-quality executives, managers, employees, and nonemployee directors, and to strengthen the alignment between these individuals and Grainger's shareholders.

        The 2010 Plan incorporates the following features:

  •
  It offers the ability to grant stock options, restricted stock units, performance shares, performance units and cash-based awards;

  •
  It prohibits reloads, repricing, stock options issued at a discount to fair market value or the transfer of nonqualified stock options or stock appreciation rights by a participant for consideration;

  •
  It prohibits "liberal" share counting provisions, such as counting only the net number of shares issued upon exercise of a stock appreciation right, or adding back shares withheld to satisfy taxes or tendered to pay the exercise price of a stock option;

  •
  It prohibits dividends to be paid on unvested performance shares;

  •
  It requires that all awards can only be made pursuant to the authority of the Board; and

  •
  It limits the 2010 Plan term to ten years.

Description of the 2010 Plan

        The 2010 Plan provides Grainger the ability to use equity-based awards to attract, retain and motivate its employees. These awards help align employees with Grainger's financial success and will encourage them to devote their best efforts to Grainger's business over the long term. As a result, these awards help advance the interests of Grainger and its shareholders.

        The 2010 Plan is designed as a flexible share authorization plan, such that the Company's share authorization is based on the least costly type of award (stock options). Shares issued pursuant to "Full Value Awards" (awards other than stock options or stock appreciation rights which are settled by the issuance of shares, e.g., restricted stock, restricted stock units, performance shares, performance units if settled with stock, or other stock-based awards) count against the 2010 Plan's share authorization at a rate of 2.66 to 1, while shares issued upon exercise of stock options or stock appreciation rights count against the share authorization at a rate of 1 to 1. The value of an option is compared to a "full value share" to determine a valuation ratio. The Company has used a binominal model provided by an outside institutional shareholder advisory service to determine its valuation ratio. This means that every time an option is granted, the authorized pool of shares is reduced by one (1) share and every time a full value share is granted, the authorized pool of shares is reduced by 2.66 shares.

        The 2010 Plan will become effective upon shareholder approval and will terminate ten years later unless terminated sooner.

        A summary of the material features of the 2010 Plan is provided below, but does not replace or modify the terms of the 2010 Plan document which is attached as Appendix B to this proxy statement.

2010 Plan Share Limits

        The maximum number of shares of common stock authorized to be issued under the 2010 Plan is 5.9 million, which shall consist of new or treasury shares. Also available (for awards under the 2010 Plan) will be any of the shares already subject to awards granted and outstanding under the Prior Plans (2005 Plan as amended July 26, 2006, 1990 Long Term Stock Incentive Plan, 2001 Long Term Stock Incentive Plan, and Director Stock Plan) that cease to be subject to such awards for any reason (other than by exercise for, or settlement in, shares). If the 2010 Plan is approved by shareholders, no additional awards will be made after the date of its approval under any of the Prior Plans, though awards previously granted under the Prior Plans will remain outstanding in accordance with their terms.

        Shares are counted against the authorization only to the extent they are actually issued. Thus, awards which terminate by expiration, forfeiture, cancellation, or otherwise are settled in cash in lieu of shares, or exchanged for awards not involving shares, shall again be available for grant under the 2010 Plan, including those awards granted under Prior Plans.

        Awards of Full Value Awards may be made only if the awards either vest more slowly than prorated annual vesting over a three-year period or vest based on the attainment of performance goals by reference to a performance period of at least 12 months. Up to 5 percent of the 2010 Plan's share authorization may be issued as Full Value Awards without regard to the nature or extent of the applicable restrictions.

        The following table sets forth the number of shares authorized for future issuance along with the equity dilution represented by the shares available for future awards as a percentage of the common shares outstanding on December 31, 2009.

        Upon shareholder approval of the 2010 Plan, any ungranted shares remaining in the 2005 Plan pool will not be granted in the future.

Share Authorization

	Total Shares Available	Equity Dilution: Percent of Basic Common Shares Outstanding

Shares authorized for future awards under the 2005 Plan	0	0%

Requested additional shares available in the 2010 Plan	5.9 million	8.14%

Total Shares authorized for future awards after approval of the 2010 Plan	5.9 million	8.14%

        The equity overhang, or the percentage of outstanding shares (plus shares that could be issued pursuant to the 2010 Plan) represented by all stock incentives awarded and those available for future awards under all Plans was 14.90% (calculated as all shares issuable upon exercise of outstanding stock options and vesting of outstanding restricted stock and restricted stock units plus shares available for future award divided by (a) basic common shares outstanding + (b) shares in the numerator).

        The following table sets forth information regarding outstanding stock options and restricted stock and restricted stock units as of December 31, 2009.

Outstanding Awards as of December 31, 2009

Stock Options

				Non-Vested Restricted Stock, Restricted Stock Units and Performance Share Units
Range of Exercise Prices	# Outstanding	Weighted-Average Exercise Price	Weighted-Average Remaining Years of Contractual Life

$37.50 – $44.05	361,165	$40.25	1.14 years

$45.50 – $54.85	1,763,239	$51.05	3.91 years

$56.03 – $70.67	88,422	$61.77	5.11 years

$71.21 – $93.05	3,261,770	$80.52	7.85 years

TOTAL	5,474,596	$68.07	6.09 years	1,323,726

Carve-Out

        When employees hold "in-the-money" stock options for a long time it can artificially skew the overhang. Therefore, certain proxy advisory firms have started using a "carve-out" methodology for this calculation. A company may apply the carve-out methodology for purposes of determining the number of new shares that can be requested, if they have sustained positive stock performance and high equity overhang (attributable to in-the-money options outstanding in excess of six years), along with sound compensation practices.

        Grainger has:

  •
  demonstrated prolonged positive stock performance, for example, total shareholder return:

1-year: 25.6%, 3-year: 13.6%, 5-year: 9.7%, 10-year: 9.1%

  •
  pay-for-performance practices aligned with industry best practices;

  •
  a concentration ratio (ratio of awards granted to named executive officers) well below the threshold established by certain proxy advisory firms; and

  •
  a significant portion of overhang attributed to a large population of employees who have held stock options due to their increasing value.

        For these reasons, we believe the carve-out is applicable to Grainger.

        The following table displays stock options, outstanding, in excess of six years. As of December 31, 2009, there were 5.5 million stock options outstanding with a weighted-average exercise price of $68.07 and a weighted-average remaining term of 6.09 years, of which 1.2 million stock options were awarded more than six years ago and 4.3 million stock options were awarded within the last six years.

Outstanding Awards as of 12/31/09

	Vested Stock Options Outstanding	Weighted-Average Exercise Price	Weighted-Average Remaining Years of Contractual Life

Substantially in-the-money stock options outstanding in excess of six years	1,216,340	$46.48	2.39

Other stock options outstanding in excess of six years	0	0	0

All stock options outstanding six years or less	4,258,256	$74.24	7.15

All outstanding stock options	5,474,596	$68.07	6.09

        "Substantially in-the-money stock options outstanding in excess of six years" is defined as options with an exercise price of less than $60 (61% gain based on 12/31/09 market price of $96.83). These awards have been "in-the-money" for 99.80% of the trading days since vesting. Additional information regarding these options follows:

Grant Date	Vested Options	Exercise Price	Remaining Contractual Life (years)	% of time vested options in the money
03/01/2000	2,160	$42.81	0.17	99.88%
04/26/2000	73,060	$43.50	0.32	100.00%
04/25/2001	201,800	$37.50	1.32	100.00%
05/25/2001	1,800	$42.49	1.40	99.03%
06/13/2001	79,845	$44.05	1.45	100.00%
06/22/2001	1,000	$42.44	1.48	99.92%
08/13/2001	500	$40.10	1.62	99.68%
10/22/2001	1,000	$43.26	1.81	97.97%
02/04/2002	800	$54.29	2.09	97.97%
02/06/2002	19,900	$53.50	2.10	100.00%
02/07/2002	1,825	$54.06	2.10	100.00%
04/24/2002	312,683	$54.61	2.31	100.00%
07/01/2002	900	$50.10	2.50	100.00%
08/26/2002	200	$46.36	2.65	100.00%
02/19/2003	28,750	$47.12	3.13	100.00%
04/30/2003	488,867	$45.50	3.33	100.00%
06/12/2003	500	$48.59	3.45	100.00%
07/31/2003	250	$48.55	3.58	100.00%
08/18/2003	500	$49.30	3.63	100.00%

Total	1,216,340			99.80%

        (Substantially in-the-money stock options outstanding in excess of 6 years)

 Burn Rate

        The Company manages equity awards to market competitive levels to ensure that the overall compensation program attracts, retains and motivates our employees. Burn rate is generally calculated as (a) all stock options and non-performance restricted stock and restricted stock units granted in a fiscal year + (b) actual performance shares vested in a fiscal year, divided by (c) the number of basic common shares outstanding at the end of that fiscal year.

        The following table sets forth information regarding awards granted and earned, the burn rate for each of the last three fiscal years, and the average burn rate over the last three years.

Burn Rate

	FY 2007	FY 2008	FY 2009	3-Year Average

Stock options granted	944,470	883,000	740,220	855,897

Service-based restricted stock and restricted stock units granted	284,825	460,423	421,003	388,750

Actual performance-based restricted stock, restricted stock units and performance shares earned	78,935	37,260	0	38,732

Basic common shares outstanding at fiscal year end	72,276,516	74,781,029	79,459,415	75,505,653

Burn Rate	1.81%	1.85%	1.46%	1.70%

        Certain proxy advisory firms use an adjusted burn rate calculation. For the purpose of the following pledge, the burn rate calculation is based on RiskMetrics Group's methodology (explained below).

Burn Rate Pledge

        The Company commits to a three-year average burn rate for the years 2010, 2011, and 2012, not to exceed the higher of 2.00% of the Company's weighted-average common shares outstanding or the blended mean plus one standard deviation of the Company's Global Industry Classification Standard ("GICS") group for 2009 and 2010. The blended mean plus one standard deviation for 2009 and 2010 is equal to 2.76% (GICS cap of 3.52% in 2009 and 2.00% in 2010). For this burn rate calculation, each stock option award will count as 1.0 share, while each Full Value Award will count as 2.5 shares.

 Participant Award Limits

        The 2010 Plan also imposes annual per-participant award limits for employees. The annual per-participant limits are as follows:

Award(s)	Annual Limit
Stock Options/SARs	600,000 shares, plus any unused limit from prior years
Restricted Stock and Restricted Stock Units	200,000 shares, plus any unused limit from prior years
Performance Shares and Performance Units	Value of 200,000 shares, plus any unused limit from prior years
Cash-Based Awards	$6,000,000, plus any unused limit from prior years
Other Stock-Based Awards	200,000 shares, plus any unused limit from prior years

        The number of shares that may be issued or subject to outstanding awards, the option price or grant price applicable to outstanding awards, the annual per-participant award limits, and other value determinations are subject to adjustment by the Compensation Committee of the Board (the "Compensation Committee" or "Committee") to reflect stock dividends, stock splits, reverse stock splits, and other corporate events or transactions, including without limitation distributions of stock or property other than normal cash dividends. The Compensation Committee may also make adjustments to reflect unusual or nonrecurring events.

Administration

        The Compensation Committee is responsible for administering the 2010 Plan and has the discretionary power to interpret the terms and intent of the 2010 Plan and any related documentation, to determine eligibility for awards and the terms and conditions of awards, and to adopt rules, regulations, forms, instruments, and guidelines. The Committee may delegate administrative duties and powers to one or more of its members or to one or more officers, agents, or advisors. The Committee may also delegate to one or more Grainger officers the power to designate other employees (other than officers subject to Section 16 of the Securities Exchange Act of 1934, as amended) to be recipients of awards.

Eligibility

        Employees of Grainger and its affiliates and/or subsidiaries and nonemployee directors of Grainger and its subsidiaries who are selected by the Compensation Committee are eligible to participate in the 2010 Plan. There are currently approximately 18,000 eligible employees, and eleven eligible nonemployee directors.

Types of Awards

        The 2010 Plan provides that the Compensation Committee may grant awards of various types. A description of each of the types of awards follows.

        Stock Options.    The Committee may grant both incentive stock options ("ISOs") and nonqualified stock options ("NQSOs") under the 2010 Plan. Eligibility for ISOs is limited to employees of Grainger and its subsidiaries. The exercise price for options cannot be less than the fair market value of Grainger common stock as of the date of grant. The latest expiration date cannot be later than the tenth (10th) anniversary of the date of grant. Fair market value under the 2010 Plan may be determined by reference to market prices on a particular trading day or on an average of trading days. The Company's current practice is to determine the Fair Market Value as the closing price on the date prior to the date of the grant. The exercise price may be paid with cash or its equivalent, with previously acquired shares of common stock, or by other means approved by the Committee, including by means of a broker-assisted exercise.

        Stock Appreciation Rights.    The Committee may grant stock appreciation rights ("SARs") under the 2010 Plan either alone or in tandem with stock options. The grant price of an SAR cannot be less than the fair market value of Grainger common stock as of the date of grant. The grant price of an SAR granted in tandem with a stock option will be the same as the option price of the tandem option. SARs cannot be exercised later than the tenth (10th) anniversary of the date of grant.

        Freestanding SARs may be exercised on such terms as the Committee determines and tandem SARs may be exercised by relinquishing the related portion of the tandem option. Upon exercise of an SAR, the holder will receive from Grainger shares of common stock, equal in value to the difference between the fair market value of the common stock subject to the SAR, determined as described above, and the grant price.

        Restricted Stock and Restricted Stock Units.    The Committee may award restricted common stock and restricted stock units. Restricted stock awards consist of shares of stock that are transferred to the participant subject to restrictions that may result in forfeiture if specified conditions are not satisfied. Restricted stock unit awards result in the transfer of shares of stock to the participant only after specified conditions are satisfied. A holder of restricted stock is treated as a current shareholder and is entitled to dividend and voting rights, whereas the holder of a restricted stock unit award is treated as a shareholder with respect to the award only when the shares of common stock are delivered in the future. The Committee will determine the restrictions and conditions applicable to each award of restricted stock or restricted stock units.

        Performance Share and Performance Unit Awards.    Performance share and performance unit awards may be granted under the 2010 Plan. Performance shares will have an initial value that is based on the fair market value of the stock as of the date of grant. Performance unit awards will have an initial value that is determined by the Committee. Such awards will be earned only if performance goals over performance periods established by or under the direction of the Committee are met. The performance goals may vary from participant to participant, group to group, and period to period. The performance goals for performance share and performance unit awards and any other awards granted under the 2010 Plan that are intended to constitute "qualified performance-based compensation" will be based upon one or more of the following:

Financial Metrics:

  •
  Net sales or revenue growth;

  •
  Return measures (including, but not limited to return on invested capital, assets, capital, equity, sales);

  •
  Gross profit margin;

  •
  Operating expense ratios;

  •
  Operating expense targets;

  •
  Productivity ratios;

  •
  Operating income;

  •
  Gross or operating margins;

  •
  Earnings before or after taxes, interest, depreciation and/or amortization;

  •
  Net earnings or net income (before or after taxes);

  •
  Earnings per share;

  •
  Cash flow (including, but not limited to, operating cash flow, free cash flow, cash flow return on equity, and cash flow return on investment);

  •
  Working capital targets;

  •
  Capital expenditures;

  •
  Share price (including, but not limited to, growth measures and total shareholder return);

  •
  Appreciation in the fair market value or book value of the common stock;

  •
  Economic value added (net operating profit after tax minus the sum of capital multiplied by the cost of the capital);

  •
  Total stockholder return; and

  •
  Debt to equity ratio / debt levels.

Non-financial Metrics:

  •
  Customer satisfaction / service (relative improvement);

  •
  Market share;

  •
  Employee satisfaction / engagement;

  •
  Employee retention / attrition;

  •
  Safety;

  •
  Diversity; and

  •
  Inventory control / efficiency.

        The Compensation Committee will determine whether the performance targets or goals that have been chosen for a particular performance award have been met and may provide in an award that any evaluation of performance may include or exclude any of the following that are objectively determinable and that occur during the performance period to which the award is subject: asset write-downs, litigation, claims, judgments, or settlements; the effect of changes in tax laws, accounting principles, or other laws or provisions affecting reporting results; any reorganization and restructuring programs; extraordinary nonrecurring items as described in FASB Accounting Standards Codification 225-20—Extraordinary and Unusual Items and/or in management's discussion of financial condition and results of operations appearing in Grainger's annual report to shareholders for the applicable year; acquisitions or divestitures; and foreign exchange gains and losses.

        Awards that are designed to qualify as performance-based compensation may not be adjusted upward. However, the Compensation Committee has the discretion to adjust these awards downward. In addition, the Committee has the discretion to make awards that do not qualify as performance-based compensation. Generally, awards may be paid in the form of cash, shares of common stock, or in any combination, as determined by the Committee.

        Covered Employee Annual Incentive Awards.    The Compensation Committee may designate the covered employees who will receive an annual incentive award based on a percentage of an incentive pool. The incentive pool is equal to 5 percent (5%) of Grainger's net earnings for the year. The Committee will allocate the pool among the covered employees designated by the Committee; however, no covered employee can receive more than 100 percent (100%) of the incentive pool, and the sum of the incentive pool percentages for all covered employees cannot exceed 100 percent (100%) of the total pool. The Committee cannot adjust these awards upward, but retains the discretion to adjust the awards downward.

        Cash-Based Awards.    The Compensation Committee may grant cash-based awards under the 2010 Plan that specify the amount of cash to which the award pertains, the conditions under which the award will be vested and exercisable or payable, and such other conditions as the Committee may determine that are consistent with the terms of the 2010 Plan. Although based on a specified amount of cash, cash-based awards may be paid, in the Committee's discretion, either in cash or by the delivery of shares of common stock.

        Other Stock-Based Awards.    The Compensation Committee may grant equity-based or equity-related awards, referred to as "other stock-based awards," other than options, SARs, restricted stock, restricted stock units, performance shares, or performance units. The terms and conditions of each other stock-based award shall be determined by the Committee. Payment under any other stock-based award will be made in shares of common stock or cash, as determined by the Committee.

Dividend Equivalents

        Unless otherwise provided by the Compensation Committee, dividend equivalents shall be granted for each Full Value Award not entitled to dividends based on the dividends declared on shares of common stock that are subject to such Full Value Award, to be credited as of dividend payment dates, during the period between the date the Full Value Award is granted and the date the Full Value Award is exercised, vests or expires. Such dividend equivalents shall be converted to cash or additional shares of common stock by such formula and at such time and subject to such limitations as may be determined by the Committee. Under no circumstances may dividend equivalents be granted for any Option, SAR or Full Value Award which has its vesting or grant dependent upon achievement of one or more Performance Measures.

Termination of Employment

        The Compensation Committee will determine how each award will be treated following termination of the holder's employment with or service for Grainger, including the extent to which unvested portions of the award will be forfeited and the extent to which Options, SARs, or other awards requiring exercise will remain exercisable.

 Treatment of Awards Upon a Change in Control

        In the event of a "change in control" of Grainger, as defined in the 2010 Plan, then unless otherwise provided in an award agreement, any outstanding option or SAR shall become fully exercisable, and any outstanding restricted stock, restricted stock units, other stock-based awards, or other award that was forfeitable shall become non-forfeitable and fully vested, and, to the extent applicable, shall be converted into shares of Grainger common stock. Any payout or conversion of a performance-based award shall be done assuming performance was "at target" for the applicable performance period.

Treatment of Awards Upon Disposition of a Facility or Operating Unit

        If Grainger closes or disposes of a facility or operating unit or sells or otherwise disposes of a subsidiary, then with respect to awards held by participants employed at the facility, unit, or subsidiary, the Committee may, but need not, to the extent consistent with Section 409A of the Internal Revenue Code of 1986 as amended ("Code") (if applicable), (i) accelerate the exercisability of the awards, (ii) remove any restrictions applicable to the awards, and/or (iii) extend for up to five years the period during which the awards may be exercised.

Amendment of Awards or 2010 Plan, and Adjustment of Awards

        The Compensation Committee may at any time alter, amend, modify, suspend, or terminate the 2010 Plan or any outstanding award in whole or in part. No amendment of the 2010 Plan will be made without shareholder approval if shareholder approval is required by law or stock exchange rule. No amendment may adversely affect the rights of any participant without his or her consent under an outstanding award, unless specifically provided for in the 2010 Plan.

Additional Provisions

        Under no circumstances may a participant transfer an NQSO or an SAR for consideration. Neither ISOs nor, except as the Compensation Committee otherwise expressly determines, other awards may be transferred other than by will or by the laws of descent and distribution. During a recipient's lifetime, an ISO and NQSO, except as the Committee may determine, other non-transferable awards requiring exercise, may be exercised only by the recipient.

        If provided in the award agreement or an associated agreement, a participant's rights to an award may be subject to the participant agreeing to not compete with Grainger or any of its subsidiaries, and to not solicit Grainger's customers or employees. In addition, participants generally shall be subject to nondisclosure and non-disparagement requirements, as well as other requirements consistent with protecting the interests of the shareholders and Grainger. A breach of these restrictions may result in cancellation of awards or the recovery by Grainger of gain realized under an award.

        Generally deferrals of compensation, as defined under Code Section 409A, are not permitted under the 2010 Plan. However, the Committee may permit a participant to defer compensation received under the 2010 Plan in accordance with the requirements of Code Section 409A.

        To comply with the laws in other countries in which Grainger or its affiliates and/or subsidiaries operate or may operate or have employees or directors, the Committee may establish subplans under the 2010 Plan and modify the terms of the awards made to such employees, and directors.

 Nonemployee Director Awards

        The 2010 Plan will also be used to grant equity awards to nonemployee directors, so that they too will develop a sense of proprietorship and personal involvement in the development and financial success of Grainger and so that their interests will be more closely aligned with those of Grainger's shareholders.

        No more than 450,000 shares in total may be issued to nonemployee directors, and no nonemployee director may receive an award for more than 10,000 shares in any calendar year.

        Nonemployee directors can be granted any of the awards available under the 2010 Plan except ISOs, which are only available for employees. The Board shall from time to time determine the nature and number of awards to be granted to nonemployee directors.

New Plan Benefits

        The future benefits or amounts that would be received under the 2010 Plan by executive officers, nonemployee directors and nonexecutive officer employees are discretionary and are therefore not determinable at this time. In addition, the benefits or amounts that would have been received by or allocated to such persons for the last completed fiscal year if the 2010 Plan had been in effect cannot be determined.

Federal Income Tax Consequences

        The following discussion summarizes certain federal income tax consequences of the issuance and receipt of stock options under the 2010 Plan under the law in effect on the date of this proxy statement. The summary does not purport to cover all federal employment tax or other federal tax consequences that may be associated with the 2010 Plan, nor does it cover state, local, or non-U.S. taxes.

Qualified or Incentive Stock Options ("ISOs")

        In general, an optionee realizes no taxable income upon the grant or exercise of an ISO. However, the exercise of an ISO may result in an alternative minimum tax liability to the optionee. With some exceptions, a disposition of shares purchased under an ISO within two (2) years from the date of grant or within one (1) year after exercise produces ordinary income to the optionee equal to the value of the shares at the time of exercise less the exercise price. The same amount is deductible by Grainger as compensation. Any additional gain recognized in the disposition is treated as a capital gain for which Grainger is not entitled to a deduction.

Nonqualified Stock Options ("NQSOs")

        In general, in the case of a NQSO, the optionee has no taxable income at the time of grant but realizes income in connection with exercise of the option in an amount equal to the excess (at the time of exercise) of the fair market value of shares acquired upon exercise over the exercise price. For employee optionees, the same amount is deductible by Grainger as compensation, provided that income taxes are withheld from the employee. Upon a subsequent sale or exchange of the shares, any recognized gain or loss after the date of exercise is treated as capital gain or loss for which Grainger is not entitled to a deduction. In general, an ISO that is exercised by the optionee more than three months after termination of employment is treated as a NQSO. ISOs are also treated as NQSOs to the extent they first become exercisable by an individual in any calendar year for shares having a fair market value (determined as of the date of grant) in excess of one hundred thousand dollars ($100,000).

Other

        Awards under the 2010 Plan may be subject to tax withholding. Where an award results in income subject to withholding, participants may satisfy their tax withholding requirements by causing shares of common stock to be withheld. Otherwise, Grainger may require the participant to remit the necessary taxes to Grainger.

        In general, under Code Section 162(m), remuneration paid by a public corporation to its chief executive officer or any of its other top three named executive officers (excluding the CFO), ranked by pay, is not deductible to the extent it exceeds one million dollars ($1,000,000) for any year. Taxable payments or benefits under the 2010 Plan may be subject to this deduction limit. However, under Code Section 162(m), qualifying performance-based compensation, including income from stock options and other performance-based awards that are made under shareholder-approved plans and that meet certain other requirements, is exempt from the deduction limitation. The 2010 Plan has been designed so that the Committee in its discretion may grant qualifying exempt performance-based awards under the 2010 Plan.

        Under the "golden parachute" provisions of the Code, the accelerated vesting of stock options, restricted stock and benefits paid under other awards in connection with a change in control of a corporation may be required to be valued and taken into account in determining whether participants have received compensatory payments, contingent on the change in control, in excess of certain limits. If these limits are exceeded, a portion of the amounts payable to the participant may be subject to an additional federal excise tax of 20%, and may be nondeductible to the corporation.

        The Board recommends a vote FOR the proposal to approve the 2010 Incentive Plan.

        Approval of the proposal requires the affirmative votes of a majority of the shares of Grainger common stock represented in person or by proxy at the meeting. Abstentions will have the same effect as votes against the proposal but broker non-votes will not affect the outcome of the vote; provided a quorum being present.

        Attachment—Appendix B, "The 2010 Incentive Plan"

Appendix A

 W.W. GRAINGER, INC.

Categorical Standards for Director Independence

        Business Transactions.    A director's independence will not be deemed to be impaired by reason of his or her service as an executive officer of another company that does business with Grainger if in each of the three most recent fiscal years the other company's annual sales to Grainger are less than one percent (1%) of that company's consolidated gross revenues and if in each of the three most recent fiscal years Grainger's sales to the other company are less than one percent (1%) of that company's consolidated gross revenues.

        Tax-Exempt Contributions.    A director's independence will not be deemed to be impaired by reason of his or her service as an officer, director or trustee of a tax-exempt organization that receives contributions from Grainger if Grainger's contributions to the organization are less than one percent (1%) of the organization's total annual contributions.

A-1

Appendix B

W.W. Grainger, Inc.
2010 Incentive Plan

Article 1. Establishment, Purpose, and Duration

        1.1    Establishment.    W.W. Grainger, Inc., an Illinois corporation (hereinafter referred to as the "Company"), establishes an incentive compensation plan to be known as the 2010 Incentive Plan (hereinafter referred to as the "Plan"), as set forth in this document.

        This Plan permits the grant of Nonqualified Stock Options, Incentive Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Shares, Performance Units, Covered Employee Annual Incentive Awards, Other Stock-Based Awards, and Cash-Based Awards.

        This Plan shall become effective upon shareholder approval (the "Effective Date") and shall remain in effect as provided in Section 1.3 hereof.

        1.2    Purpose of this Plan.    The purpose of this Plan is to attract and retain highly qualified executives, Directors, and Employees, to advance the interests of the Company by giving Employees and Directors a stake in the Company's future growth and success, to strengthen the alignment of interests of Employees and Directors with those of the Company's shareholders through the ownership of Shares, and to provide additional incentives for Employees and Directors to maximize the long-term success of the Company's business.

        1.3    Duration of this Plan.    Unless sooner terminated as provided herein, this Plan shall terminate ten (10) years from the Effective Date. After this Plan is terminated, no Awards may be granted but Awards previously granted shall remain outstanding in accordance with their applicable terms and conditions and this Plan's terms and conditions.

Article 2. Definitions

        Whenever used in this Plan, the following terms shall have the meanings set forth below, and when the meaning is intended, the initial letter of the word shall be capitalized.

        2.1   "Affiliate" shall mean any corporation or any other entity (including, but not limited to, a partnership) that is affiliated with the Company through stock ownership or otherwise.

        2.2   "Annual Award Limit" or "Annual Award Limits" have the meaning set forth in Section 4.3.

        2.3   "Award" means, individually or collectively, a grant under this Plan of Cash-Based Awards, Nonqualified Stock Options, Incentive Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Shares, Performance Units, Covered Employee Annual Incentive Awards, or Other Stock-Based Awards, in each case subject to the terms of this Plan.

        2.4   "Award Agreement" means either (i) a written agreement entered into by the Company and a Participant setting forth the terms and provisions applicable to an Award granted under this Plan, or (ii) a written or electronic statement issued by the Company to a Participant describing the terms and provisions of such Award, including any amendment or modification thereof. The Committee may provide for the use of electronic, Internet or other non-paper Award Agreements, and the use of electronic, Internet or other non-paper means for the acceptance thereof and actions thereunder by the Participant.

        2.5   "Beneficial Owner" or "Beneficial Ownership" shall have the meaning ascribed to such term in Rule 13d-3 of the General Rules and Regulations under the Exchange Act.

        2.6   "Board" or "Board of Directors" means the Board of Directors of the Company.

        2.7   "Cash-Based Award" means an Award granted to a Participant as described in Article 10.

        2.8   "Change in Control" means any one or more of the following events:

  (i)
  the consummation of:

  (a)
  any merger, reorganization, or consolidation of the Company or any Subsidiary with or into any corporation or other Person if Persons who were the beneficial owners (as such term is used in Rule 13d-3 under the Exchange Act) of the Company's common stock and securities of the Company entitled to vote generally in the election of Directors ("Voting Securities") immediately before such merger, reorganization, or consolidation are not, immediately thereafter, the beneficial owners, directly or indirectly, of at least sixty percent (60%) of the then-outstanding common shares and the combined voting power of the then-outstanding Voting Securities ("Voting Power") of the corporation or other Person surviving or resulting from such merger, reorganization, or consolidation (or the parent corporation thereof) in substantially the same respective proportions as their beneficial ownership, immediately before the consummation of such merger, reorganization, or consolidation, of the then-outstanding common stock and Voting Power of the Company;

  (b)
  the sale or other disposition of all or substantially all of the consolidated assets of the Company, other than a sale or other disposition by the Company of all or substantially all of its consolidated assets to an entity of which at least sixty percent (60%) of the common shares and the Voting Power outstanding immediately after such sale or other disposition are then beneficially owned (as such term is used in Rule 13d-3 under the Exchange Act) by shareholders of the Company in substantially the same respective proportions as their beneficial ownership of common stock and Voting Power of the Company immediately before the consummation of such sale or other disposition; or

  (ii)
  approval by the shareholders of the Company of a liquidation or dissolution of the Company; or

  (iii)
  the following individuals cease for any reason to constitute a majority of the Directors of the Company then serving: individuals who, on the Effective Date, constitute the Board and any subsequently appointed or elected Director of the Company whose appointment or election by the Board or nomination for election by the Company's shareholders was approved or recommended by a vote of at least two-thirds of the Company's Directors then in office whose appointment, election, or nomination for election was previously so approved or recommended or who were Directors on the Effective Date; or

  (iv)
  the acquisition or holding by any person, entity, or "group" (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act), other than by any Exempt Person, the Company, any Subsidiary, any employee benefit plan of the Company or a Subsidiary, of beneficial ownership (as such term is used in Rule 13d-3 under the Exchange Act) of twenty percent (20%) or more of either the Company's then-outstanding common stock or Voting Power; provided that:

    (a)
    no such person, entity, or group shall be deemed to own beneficially any securities held by the Company or a Subsidiary or any employee benefit plan (or any related trust) of the Company or a Subsidiary;

    (b)
    no Change in Control shall be deemed to have occurred solely by reason of any such acquisition if both (x) after giving effect to such acquisition, such person, entity, or group has beneficial ownership of less than thirty percent (30%) of the then-outstanding common stock and Voting Power of the Company and (y) prior to such acquisition, at least two-thirds of the Directors described in paragraph (iii) of this definition vote to adopt a resolution of the Board to the specific effect that such acquisition shall not be deemed a Change in Control; and

    (c)
    no Change in Control shall be deemed to have occurred solely by reason of any such acquisition or holding in connection with any merger, reorganization, or consolidation of the Company or any Subsidiary which is not a Change in Control within the meaning of paragraph (i)(a) above.

  Notwithstanding the occurrence of any of the foregoing events, no Change in Control shall occur with respect to any Participant if (x) the event which otherwise would be a Change in Control (or the transaction which resulted in such event) was initiated by such Participant, or was discussed by him with any third party, in either case without the approval of the Board with respect to such Participant's initiation or discussion, as applicable, or (y) such Participant is, by written agreement, a participant on his own behalf in a transaction in which the persons (or their affiliates) with whom such Participant has the written agreement cause the Change in Control to occur and, pursuant to the written agreement, such Participant has an equity interest (or a right to acquire such equity interest) in the resulting entity.

        2.9   "Code" means the U.S. Internal Revenue Code of 1986, as amended from time to time. For purposes of this Plan, references to sections of the Code shall be deemed to include references to any applicable regulations thereunder and any successor or similar provisions.

        2.10 "Committee" means the Compensation Committee of the Board or a subcommittee thereof, or any other committee designated by the Board to administer this Plan. The members of the Committee shall be appointed from time to time by and shall serve at the discretion of the Board. If the Committee does not exist or cannot function for any reason, the Board may take any action under the Plan that would otherwise be the responsibility of the Committee.

        2.11 "Company" means W.W. Grainger, Inc., an Illinois corporation, and any successor thereto as provided in Article 21 herein.

        2.12 "Consolidated Operating Earnings" means the consolidated earnings before income taxes of the Company, computed in accordance with generally accepted accounting principles, but shall exclude the effects of Extraordinary Items.

        2.13 "Covered Employee" means any key salaried Employee who is or may become a "Covered Employee," as defined in Section 162(m) of the Code, or any successor statute, and who is designated, either as an individual Employee or class of Employees, by the Committee within the shorter of (i) ninety (90) days after the beginning of the Performance Period, or (ii) twenty-five percent (25%) of the Performance Period has elapsed, as a "Covered Employee" under this Plan for such applicable Performance Period.

        2.14 "Covered Employee Annual Incentive Award" means an Award granted to a Covered Employee as described in Article 12.

        2.15 "Director" means any individual who is a member of the Board of Directors of the Company.

        2.16 "Effective Date" has the meaning set forth in Section 1.1.

        2.17 "Employee" means any person designated as an employee of the Company, its Affiliates, and/or its Subsidiaries on the payroll records thereof. An Employee shall not include any individual during any period he or she is classified or treated by the Company, Affiliate, and/or Subsidiary as an independent contractor, a consultant, or any employee of an employment, consulting, or temporary agency or any other entity other than the Company, Affiliate, and/or Subsidiary, without regard to whether such individual is subsequently determined to have been, or is subsequently retroactively reclassified as a common-law employee of the Company, Affiliate, and/or Subsidiary during such period.

        2.18 "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, or any successor act thereto.

        2.19 "Exempt Person" means any one or more of the following:

  (i)
  Any descendant of W.W. Grainger (deceased) or any spouse, widow, or widower of any such descendant (any such descendants, spouses, widows, and widowers collectively defined as the "Grainger Family Members");

  (ii)
  Any descendant of E.O. Slavik (deceased) or any spouse, widow, or widower of any such descendant (any such descendants, spouses, widows, and widowers collectively defined as the "Slavik Family Members." The Grainger Family Members and the Slavik Family Members are collectively defined as "Family Members);

  (iii)
  Any trust which is in existence on the Effective Date and which has been established by one or more Grainger Family Members, any estate of a Grainger Family Member who died on or before the Effective Date, and The Grainger Foundation (such trusts, estates, and named entity collectively defined as the "Grainger Family Entities");

  (iv)
  Any trust which is in existence on the Effective Date and which has been established by one or more Slavik Family Members, any estate of a Slavik Family Member who died on or before the Effective Date, Mark IV Capital, Inc., and Mountain Capital Corporation (such trusts, estates, and named Entities collectively defined as the "Slavik Family Entities." The Grainger Family Entities and the Slavik Family Entities are collectively defined as the "Existing Family Entities");

  (v)
  Any estate of a Family Member who dies after the Effective Date or any trust established after the Effective Date by one or more Family Members or Existing Family Entities; provided that one or more Family Members, Existing Family Entities, or charitable organizations which qualify as exempt organizations under Section 501(c) of the Code ("Charitable Organizations"), collectively, are the beneficiaries of at least fifty percent (50%) of the actuarially determined beneficial interests in such estate or trust;

  (vi)
  Any charitable organization which is established by one or more Family Members or Existing Family Entities (a "Family Charitable Organization");

  (vii)
  Any corporation of which a majority of the voting power and a majority of the equity interest is held, directly or indirectly, by or for the benefit of one or more Family Members, Existing Family Entities, estates, or trusts described in clause (v) above, or Family Charitable Organizations; or

  (viii)
  Any partnership or other entity or arrangement of which a majority of the voting interest and a majority of the economic interest is held, directly or indirectly, by or for the benefit of one or more Family Members, Existing Family Entities, estates, or trusts described in clause (v) above, or Family Charitable Organizations.

        2.20 "Extraordinary Items" means (i) extraordinary, unusual, and/or nonrecurring items of gain or loss; (ii) gains or losses on the disposition of a business; (iii) changes in tax or accounting regulations or laws; or (iv) the effect of a merger or acquisition, all of which must be identified in the audited financial statements, including footnotes, or Management Discussion and Analysis section of the Company's annual report.

        2.21 "Fair Market Value" or "FMV" means a price that is based on the opening, closing, actual, high, low, or average selling prices of a Share reported on the New York Stock Exchange ("NYSE") or other established stock exchange (or exchanges) on the applicable date, the preceding trading day, the next succeeding trading day, or an average of trading days, as determined by the Committee in its discretion. Unless the Committee determines otherwise, if the Shares are traded over the counter at the time a determination of its Fair Market Value is required to be made hereunder, its Fair Market Value shall be deemed to be equal to the average between the reported high and low or closing bid and asked prices of a Share on the most recent date on which Shares were publicly traded. In the event Shares are not publicly determined at the time a determination of their value is required to be made hereunder, the determination of their Fair Market Value shall be made by the Committee in such manner as it deems appropriate. Such definition(s) of FMV shall be specified in each Award Agreement and may differ depending on whether FMV is in reference to the grant, exercise, vesting, settlement, or payout of an Award; provided, however, that upon a broker-assisted exercise of an Option, the FMV shall be the price at which the Shares are sold by the broker.

        2.22 "Freestanding SAR" means an SAR that is granted independently of any Options, as described in Article 7.

        2.23 "Full Value Award" means an Award other than in the form of an NQSO, ISO or SAR, and which is settled by the issuance of Shares.

        2.24 "Grant Price" means the price established at the time of grant of an SAR pursuant to Article 7, used to determine whether there is any payment due upon exercise of the SAR.

        2.25 "Incentive Stock Option" or "ISO" means an Option to purchase Shares granted under Article 6 to an Employee and that is designated as an Incentive Stock Option and that is intended to meet the requirements of Code Section 422, or any successor provision.

        2.26 "Insider" shall mean an individual who is, on the relevant date, an officer or Director of the Company, or a more than ten percent (10%) Beneficial Owner of any class of the Company's equity securities that is registered pursuant to Section 12 of the Exchange Act, as determined by the Board in accordance with Section 16 of the Exchange Act.

        2.27 "Net Earnings" means the Company's net earnings as determined in accordance with generally accepted accounting principles and as reported to the Company's shareholders.

        2.28 "Net Income" means the consolidated net income before taxes for a Plan Year, as reported in the Company's annual report to shareholders or as otherwise reported to shareholders.

        2.29 "Nonemployee Director" means a Director who is not an Employee.

        2.30 "Nonemployee Director Award" means any NQSO, SAR, or Full Value Award granted, whether singly, in combination, or in tandem, to a Participant who is a Nonemployee Director pursuant to such applicable terms, conditions, and limitations as the Board or Committee may establish in accordance with this Plan.

        2.31 "Nonqualified Stock Option" or "NQSO" means an Option that is not intended to meet the requirements of Code Section 422, or that otherwise does not meet such requirements.

        2.32 "Operating Cash Flow" means cash flow from operating activities as defined in FASB Accounting Standards Codification 230—Statement of Cash Flows.

        2.33 "Option" means an ISO or an NQSO, as described in Article 6.

        2.34 "Option Price" means the price at which a Share may be purchased by a Participant pursuant to an Option.

        2.35 "Other Stock-Based Award" means an equity-based or equity-related Award not otherwise described by the terms of this Plan, granted pursuant to Article 10.

        2.36 "Participant" means any eligible individual as set forth in Article 5 to whom an Award is granted.

        2.37 "Performance-Based Compensation" means compensation under an Award that is intended to satisfy the requirements of Section 162(m) of the Code and the applicable treasury regulations thereunder for certain performance-based compensation paid to Covered Employees. Notwithstanding the foregoing, nothing in this Plan shall be construed to mean that an Award which does not satisfy the requirements for performance-based compensation under Code Section 162(m) does not constitute performance-based compensation for other purposes, including Code Section 409A.

        2.38 "Performance Measures" means measures as described in Article 11 on which the performance goals are based and which are approved by the Company's shareholders pursuant to this Plan in order to qualify Awards as Performance-Based Compensation.

        2.39 "Performance Period" means the period of time during which the performance goals must be met in order to determine the degree of payout and/or vesting with respect to an Award.

        2.40 "Performance Share" means an Award under Article 9 herein and subject to the terms of this Plan, denominated in Shares, the value of which at the time it is payable is determined as a function of the extent to which corresponding performance criteria have been achieved.

        2.41 "Performance Unit" means an Award under Article 9 herein and subject to the terms of this Plan, denominated in units, the value of which at the time it is payable is determined as a function of the extent to which corresponding performance criteria have been achieved.

        2.42 "Period of Restriction" means the period when Restricted Stock or Restricted Stock Units are subject to a substantial risk of forfeiture (based on the passage of time, the achievement of performance goals, or upon the occurrence of other events as determined by the Committee, in its discretion), as provided in Article 8.

        2.43 "Person" shall have the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, including a "group" as defined in Section 13(d) thereof.

        2.44 "Plan" means the W.W. Grainger, Inc. 2010 Incentive Plan.

        2.45 "Plan Year" means the calendar year.

        2.46 "Prior Plans" means the Company's 1990 Long Term Stock Incentive Plan, as amended April 28, 2004, 2001 Long Term Stock Incentive Plan, as amended April 28, 2004, Director Stock Plan, as amended December 9, 1998, 2005 Incentive Plan, as amended July 26, 2006.

        2.47 "Restricted Stock" means an Award granted to a Participant pursuant to Article 8.

        2.48 "Restricted Stock Unit" means an Award granted to a Participant pursuant to Article 8, except no Shares are actually awarded to the Participant on the date of grant.

        2.49 "Share" means a share of common stock of the Company.

        2.50 "Stock Appreciation Right" or "SAR" means an Award, designated as an SAR, pursuant to the terms of Article 7 herein.

        2.51 "Subsidiary" means any corporation or other entity, whether domestic or foreign, in which the Company has or obtains, directly or indirectly, a proprietary interest of more than fifty percent (50%) by reason of stock ownership or otherwise.

        2.52 "Tandem SAR" means an SAR that is granted in connection with a related Option pursuant to Article 7 herein, the exercise of which shall require forfeiture of the right to purchase a Share under the related Option (and when a Share is purchased under the Option, the Tandem SAR shall similarly be canceled).

Article 3. Administration

        3.1    General.    The Committee shall be responsible for administering this Plan, subject to this Article 3 and the other provisions of this Plan. The Committee may consult with attorneys, consultants, accountants, agents, and other individuals, any of whom may be an Employee, and the Committee, the Company, and its officers and Directors shall be entitled to rely upon the advice, opinions, or valuations of any such individuals. All actions taken and all interpretations and determinations made by the Committee shall be final and binding upon the Participants, the Company, and all other interested individuals.

        3.2    Authority of the Committee.    The Committee shall have full and exclusive discretionary power to interpret the terms and the intent of this Plan and any Award Agreement or other agreement or document ancillary to or in connection with this Plan, to determine eligibility for Awards and to adopt such rules, regulations, forms, instruments, and guidelines for administering this Plan as the Committee may deem necessary or proper. Such authority shall include, but not be limited to, selecting Award recipients, establishing all Award terms and conditions, including the terms and conditions set forth in Award Agreements, granting Awards as an alternative to or as the form of payment for grants or rights earned or due under compensation plans or arrangements of the Company, and, subject to Article 19, adopting modifications and amendments to this Plan or any

Award Agreement, including without limitation, any that are necessary to comply with the laws of the countries and other jurisdictions in which the Company, its Affiliates, and/or its Subsidiaries operate.

        3.3    Delegation.    The Committee may delegate to one or more of its members or to one or more officers of the Company, and/or its Subsidiaries and Affiliates or to one or more agents or advisors such administrative duties or powers as it may deem advisable, and the Committee or any individuals to whom it has delegated duties or powers as aforesaid may employ one or more individuals to render advice with respect to any responsibility the Committee or such individuals may have under this Plan. The Committee may, by resolution, authorize one or more officers of the Company to do one or both of the following on the same basis as can the Committee: (a) designate Employees to be recipients of Awards and (b) determine the size of any such Awards; provided, however, (i) the Committee shall not delegate such responsibilities to any such officer for Awards granted to an Employee who is considered an Insider; (ii) the resolution providing such authorization sets forth the total number of Awards such officer(s) may grant; and (iii) the officer(s) shall report periodically to the Committee regarding the nature and scope of the Awards granted pursuant to the authority delegated.

Article 4. Shares Subject to this Plan and Maximum Awards

        4.1   Number of Shares Available for Awards.

  (a)
  Subject to adjustment as provided in Section 4.4 herein, the maximum number of Shares available for grant to Participants under this Plan (the "Share Authorization") shall be:

  (i)
  5,900,000, of which 5,900,000 shall be eligible to be issued as Incentive Stock Options, plus

  (ii)
  Any Shares subject to outstanding awards under the Prior Plans as of the Effective Date (such Shares numbering approximately 7,118,322 as of such date) that on or after the Effective Date cease for any reason to be subject to such awards (other than by reason of exercise or settlement of the awards to the extent they are exercised for or settled in vested and nonforfeitable Shares).

  (b)
  To the extent that a Share is granted pursuant to a Full Value Award, it shall reduce the Share Authorization by two and sixty-six one hundredths (2.66) Shares; and, to the extent that a Share is granted pursuant to an Award other than a Full Value Award, it shall reduce the Share Authorization by one (1) Share.

  (c)
  Subject to the limit set forth in Section 4.1(a) on the number of Shares that may be granted in the aggregate under this Plan, the maximum number of shares that may be granted to Nonemployee Directors shall be four hundred fifty thousand (450,000) Shares, and no Nonemployee Director may receive Awards subject to more than ten thousand (10,000) Shares in any Plan Year.

  (d)
  Except with respect to a maximum of five percent (5%) of the Shares authorized in Section 4.1(a) as modified by Section 4.1(b), any Full Value Awards which vest on the basis of the Participant's continued employment with or provision of service to the Company shall not provide for vesting which is any more rapid than annual pro rata vesting over a three (3) year period and any Full Value Awards which vest upon the attainment of performance goals shall provide for a Performance Period of at least twelve (12) months.

        4.2    Share Usage.    Any Shares related to Awards which terminate by expiration, forfeiture, cancellation, or otherwise without the issuance of such Shares, are settled in cash in lieu of Shares, or are exchanged with the Committee's permission, prior to the issuance of Shares, for Awards not involving Shares, shall be available again for grant under this Plan; additionally, Shares related to an Award of Restricted Stock that are forfeited shall again be available for grant under this Plan. However, the full number of Stock Appreciation Rights granted that are to be settled by the issuance of Shares shall be counted against the number of Shares available for award under the Plan, regardless of the number of Shares actually issued upon settlement of such Stock Appreciation Rights. Furthermore, any Shares withheld to satisfy tax withholding obligations on an Award issued under the Plan, Shares tendered to pay the exercise price of an Award under the Plan, and Shares repurchased on the open market with the proceeds of an Option exercise will no longer be eligible to be again available for grant under this Plan. The Shares available for issuance under this Plan may be authorized and unissued Shares or treasury Shares.

        4.3    Annual Award Limits.    Unless and until the Committee determines that an Award to a Covered Employee shall not be designed to qualify as Performance-Based Compensation, the following limits (each an "Annual Award Limit" and, collectively, "Annual Award Limits") shall apply to grants of such Awards under this Plan:

  (a)
  Options/SARs. The maximum aggregate number of Shares subject to Options granted or shares subject to Stock Appreciation Rights granted in any one Plan Year to any one Participant shall be six hundred thousand (600,000) plus the amount of the Participant's unused applicable Annual Award Limit for Options and for SARs as of the close of the previous Plan Year.

  (b)
  Restricted Stock or Restricted Stock Units. The maximum aggregate grant with respect to Awards of Restricted Stock or Restricted Stock Units in any one Plan Year to any one Participant shall be two hundred thousand (200,000) plus the amount of the Participant's unused applicable Annual Award Limit for Restricted Stock or Restricted Stock Units as of the close of the previous Plan Year.

  (c)
  Performance Shares or Performance Units. The maximum aggregate Award of Performance Shares or Performance Units that a Participant may receive in any one Plan Year shall be two hundred thousand (200,000) Shares, or equal to the value of two hundred thousand (200,000) Shares determined as of the date of vesting or payout, as applicable plus the amount of the Participant's unused applicable Annual Award Limit for Performance Shares or Performance Units as of the close of the previous Plan Year.

  (d)
  Cash-Based Awards. The maximum aggregate amount awarded or credited with respect to Cash-Based Awards to any one Participant in any one Plan Year may not exceed six million dollars ($6,000,000) plus the amount of the Participant's unused applicable Annual Award Limit for Cash-Based Awards as of the close of the previous Plan Year.

  (e)
  Covered Employee Annual Incentive Award. The maximum aggregate amount awarded or credited in any one Plan Year with respect to a Covered Employee Annual Incentive Award shall be determined in accordance with Article 12.

  (f)
  Other Stock-Based Awards. The maximum aggregate grant with respect to other Stock-Based Awards pursuant to Section 10.2 in any one Plan Year to any one Participant shall be two hundred thousand (200,000) Shares plus the amount of the Participant's unused applicable Annual Award Limit for Other Stock-Based Awards as of the close of the previous Plan Year.

        4.4    Adjustments in Authorized Shares.    In the event of any corporate event or transaction (including, but not limited to, a change in the Shares of the Company or the capitalization of the Company) after the Effective Date such as a merger, consolidation, reorganization, recapitalization, separation, stock dividend, stock split, reverse stock split, split up, spin-off, or other distribution of stock or property of the Company, combination of Shares, exchange of Shares, dividend in kind, special cash dividend, or other like change in capital structure or distribution (other than normal cash dividends) to shareholders of the Company, or any similar corporate event or transaction, the Committee, in order to prevent dilution or enlargement of Participants' rights under this Plan, shall appropriately and equitably substitute or adjust, as applicable, the number and kind of Shares that may be issued under this Plan or under particular forms of Awards, the number and kind of Shares subject to outstanding Awards, the Option Price or Grant Price applicable to outstanding Awards, the Annual Award Limits, and other value determinations applicable to outstanding Awards.

        The Committee shall also make appropriate and equitable adjustments in the terms of any Awards under this Plan to reflect or related to such changes or distributions and to modify any other terms of outstanding Awards, including modifications of performance goals and changes in the length of Performance Periods. The determination of the Committee as to the foregoing adjustments, if any, shall be conclusive and binding on Participants under this Plan.

        Subject to the provisions of Article 19, without affecting the number of Shares reserved or available hereunder, the Committee may authorize the issuance or assumption of benefits under this Plan in connection with any merger, consolidation, acquisition of property or stock, or reorganization upon such terms and conditions as it may deem appropriate, subject to compliance with the ISO rules under Section 422 of the Code, where applicable.

Article 5. Eligibility and Participation

        5.1    Eligibility.    Individuals eligible to participate in this Plan include all Employees and Directors.

        5.2    Actual Participation.    Subject to the provisions of this Plan, the Committee may, from time to time, select from all eligible individuals, those individuals to whom Awards shall be granted and shall determine, in its sole discretion, the nature of, any and all terms permissible by law, and the amount of each Award.

Article 6. Stock Options

        6.1    Grant of Options.    Subject to the terms and provisions of this Plan, Options may be granted to Participants in such number, and upon such terms, and at any time and from time to time as shall be determined by the Committee, in its sole discretion; provided that ISOs may be granted only to eligible Employees of the Company, its Affiliates and/or its Subsidiaries (as permitted under Code Section 422).

        6.2    Award Agreement.    Each Option grant shall be evidenced by an Award Agreement that shall specify the Option Price, the maximum duration of the Option, the number of Shares to which the Option pertains, the conditions upon which an Option shall become vested and exercisable, and such other provisions as the Committee shall determine which are not inconsistent with the terms of this Plan. The Award Agreement also shall specify whether the Option is intended to be an ISO or an NQSO.

        6.3    Option Price.    The Option Price for each grant of an Option under this Plan shall be as determined by the Committee and shall be specified in the Award Agreement; provided, however, the Option Price must be at least equal to one hundred percent (100%) of the FMV of the Shares as of the date of grant.

        6.4    Term of Options.    Each Option granted to a Participant shall expire at such time as the Committee shall determine at the time of grant; provided, however, no Option shall be exercisable later than the tenth (10th) anniversary date of its grant.

        6.5    Exercise of Options.    Options granted under this Article 6 shall be exercisable at such times and be subject to such restrictions and conditions as the Committee shall in each instance approve, which terms and restrictions need not be the same for each grant or for each Participant.

        6.6    Payment.    Options granted under this Article 6 shall be exercised by the delivery of a notice of exercise to the Company or an agent designated by the Company in a form specified or accepted by the Committee, or by complying with any alternative procedures which may be authorized by the Committee, setting forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment for the Shares.

        A condition of the issuance of the Shares as to which an Option shall be exercised shall be the payment of the Option Price. The Option Price of any Option shall be payable to the Company in full either: (a) in cash or its equivalent; (b) by tendering (either by actual delivery or attestation) previously acquired Shares having an aggregate Fair Market Value at the time of exercise equal to the Option Price (provided that except as otherwise determined by the Committee, the Shares that are tendered must have been held by the Participant for at least six (6) months (or such other period, if any, as the Committee may permit) prior to their tender to satisfy the Option Price if acquired under this Plan or any other compensation plan maintained by the Company, or have been purchased on the open market); (c) by a combination of (a) and (b); or (d) any other method approved or accepted by the Committee in its sole discretion, including, without limitation, if the Committee so determines, a cashless (broker-assisted) exercise.

        Subject to any governing rules or regulations, as soon as practicable after receipt of written notification of exercise and full payment (including satisfaction of any applicable tax withholding), the Company shall deliver to the Participant evidence of book entry Shares, or upon the Participant's request, Share certificates in an appropriate amount based upon the number of Shares purchased under the Option(s).

        Unless otherwise determined by the Committee, all payments under all of the methods indicated above shall be paid in United States dollars.

        6.7    Restrictions on Share Transferability.    The Committee may impose such restrictions on any Shares acquired pursuant to the exercise of an Option granted under this Article 6 as it may deem advisable, including, without limitation, minimum holding period requirements, restrictions under applicable federal securities laws, under the requirements of any stock exchange or market upon which such Shares are then listed and/or traded, or under any blue sky or state securities laws applicable to such Shares.

        6.8    Termination of Employment.    Each Participant's Award Agreement shall set forth the extent to which the Participant shall have the right to exercise the Option following termination of the Participant's employment or provision of services to the Company, its Affiliates, and/or its Subsidiaries, as the case may be. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the Award Agreement entered into with each Participant, need not be uniform among all Options issued pursuant to this Article 6, and may reflect distinctions based on the reasons for termination.

        6.9    Transferability of Options.

  (a)
  Incentive Stock Options. No ISO granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, all ISOs granted to a Participant under this Article 6 shall be exercisable during his lifetime only by such Participant.

  (b)
  Nonqualified Stock Options. Under no circumstances may a Participant transfer an NQSO to another Person for consideration. Subject to the foregoing, and except as otherwise provided in a Participant's Award Agreement or otherwise determined at any time by the Committee, no NQSO granted under this Article 6 may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution; provided that the Board or Committee may permit further transferability, on a general or a specific basis, and may impose conditions and limitations on any permitted transferability. Further, except as otherwise provided in a Participant's Award Agreement or otherwise determined at any time by the Committee, or unless the Board or Committee decides to permit further transferability, all NQSOs granted to a Participant under this Article 6 shall be exercisable during his lifetime only by such Participant. With respect to those NQSOs, if any, that are permitted to be transferred to another individual, references in this Plan to exercise or payment of the Option Price by the Participant shall be deemed to include, as determined by the Committee, the Participant's permitted transferee.

        6.10    Notification of Disqualifying Disposition.    If any Participant shall make any disposition of Shares issued pursuant to the exercise of an ISO under the circumstances described in Section 421(b) of the Code (relating to certain disqualifying dispositions), such Participant shall notify the Company of such disposition within ten (10) days thereof.

Article 7. Stock Appreciation Rights

        7.1    Grant of SARs.    Subject to the terms and conditions of this Plan, SARs may be granted to Participants at any time and from time to time as shall be determined by the Committee. The Committee may grant Freestanding SARs, Tandem SARs, or any combination of these forms of SARs.

        Subject to the terms and conditions of this Plan, the Committee shall have complete discretion in determining the number of SARs granted to each Participant and, consistent with the provisions of this Plan, in determining the terms and conditions pertaining to such SARs.

        The Grant Price for each grant of a Freestanding SAR shall be determined by the Committee and shall be specified in the Award Agreement; provided, however, the Grant Price must be at least equal to one hundred percent (100%) of the FMV of the Shares as of the date of grant. The Grant Price of Tandem SARs shall be equal to the Option Price of the related Option.

        7.2    SAR Agreement.    Each SAR Award shall be evidenced by an Award Agreement that shall specify the Grant Price, the term of the SAR, and such other provisions as the Committee shall determine.

        7.3    Term of SAR.    The term of an SAR granted under this Plan shall be determined by the Committee, in its sole discretion, and except as determined otherwise by the Committee and specified in the SAR Award Agreement, no SAR shall be exercisable later than the tenth (10th) anniversary date of its grant.

        7.4    Exercise of Freestanding SARs.    Freestanding SARs may be exercised upon whatever terms and conditions the Committee, in its sole discretion, imposes.

        7.5.    Exercise of Tandem SARs.    Tandem SARs may be exercised for all or part of the Shares subject to the related Option upon the surrender of the right to exercise the equivalent portion of the related Option. A Tandem SAR may be exercised only with respect to the Shares for which its related Option is then exercisable.

        7.6    Settlement of SAR Amount.    Upon the exercise of an SAR, a Participant shall be entitled to receive payment from the Company in an amount determined by multiplying:

  (a)
  The excess of the Fair Market Value of a Share on the date of exercise over the Grant Price; by

  (b)
  The number of Shares with respect to which the SAR is exercised.

        The payment upon SAR exercise shall be in Shares.

        7.7    Termination of Employment.    Each Award Agreement shall set forth the extent to which the Participant shall have the right to exercise the SAR following termination of the Participant's employment with or provision of services to the Company, its Affiliates, and/or its Subsidiaries, as the case may be. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the Award Agreement entered into with Participants, need not be uniform among all SARs issued pursuant to this Plan, and may reflect distinctions based on the reasons for termination.

        7.8    Transferability of SARs.    Under no circumstances may a Participant transfer an SAR to another Person for consideration. Subject to the foregoing, and except as otherwise provided in a Participant's Award Agreement or otherwise determined at any time by the Committee, no SAR granted under this Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, except as otherwise provided in a Participant's Award Agreement or otherwise determined at any time by the Committee, all SARs granted to a Participant under this Plan shall be exercisable during his lifetime only by such Participant. With respect to those SARs, if any, that are permitted to be transferred to another individual, references in this Plan to exercise of the SAR by the Participant or payment of any amount to the Participant shall be deemed to include, as determined by the Committee, the Participant's permitted transferee.

        7.9    Other Restrictions.    The Committee shall impose such other conditions and/or restrictions on any Shares received upon exercise of an SAR granted pursuant to this Plan as it may deem advisable or desirable. These restrictions may include, but shall not be limited to, a requirement that the Participant hold the Shares received upon exercise of an SAR for a specified period of time.

Article 8. Restricted Stock and Restricted Stock Units

        8.1    Grant of Restricted Stock or Restricted Stock Units.    Subject to the terms and provisions of this Plan, the Committee, at any time and from time to time, may grant Shares of Restricted Stock and/or Restricted Stock Units to Participants in such amounts as the Committee shall determine. Restricted Stock Units shall be similar to Restricted Stock except that no Shares are actually awarded to the Participant on the date of grant.

        8.2    Restricted Stock or Restricted Stock Unit Agreement.    Each Restricted Stock and/or Restricted Stock Unit grant shall be evidenced by an Award Agreement that shall specify the Period(s) of Restriction, the number of Shares of Restricted Stock or the number of Restricted Stock Units granted, and such other provisions as the Committee shall determine.

        8.3    Transferability.    Except as provided in this Plan or an Award Agreement, the Shares of Restricted Stock and/or Restricted Stock Units granted herein may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until the end of the applicable Period of Restriction established by the Committee and specified in the Award Agreement (and in the case of Restricted Stock Units until the date of delivery or other payment), or upon earlier satisfaction of any other conditions, as specified by the Committee, in its sole discretion, and set forth in the Award Agreement or otherwise at any time by the Committee. All rights with respect to the Restricted Stock and/or Restricted Stock Units granted to a Participant under this Plan shall be available during his lifetime only to such Participant, except as otherwise provided in an Award Agreement or at any time by the Committee.

        8.4    Other Restrictions.    The Committee shall impose such other conditions and/or restrictions on any Shares of Restricted Stock or Restricted Stock Units granted pursuant to this Plan as it may deem advisable including, without limitation, a requirement that Participants pay a stipulated purchase price for each Share of Restricted Stock or each Restricted Stock Unit, restrictions based upon the achievement of specific performance goals, time-based restrictions on vesting following the attainment of the performance goals, time-based restrictions, and/or restrictions under applicable laws or under the requirements of any stock exchange or market upon which such Shares are listed or traded, or holding requirements or sale restrictions placed on the Shares by the Company upon vesting of such Restricted Stock or Restricted Stock Units.

        To the extent deemed appropriate by the Committee, the Company may retain the certificates representing Shares of Restricted Stock in the Company's possession until such time as all conditions and/or restrictions applicable to such Shares have been satisfied or lapse.

        Except as otherwise provided in this Article 8, Shares of Restricted Stock covered by each Restricted Stock Award shall become freely transferable by the Participant after all conditions and restrictions applicable to such Shares have been satisfied or lapse (including satisfaction of any applicable tax withholding obligations), and Restricted Stock Units shall be paid in cash, Shares, or a combination of cash and Shares as the Committee, in its sole discretion shall determine.

        8.5    Certificate Legend.    In addition to any legends placed on certificates pursuant to Section 8.4, each certificate representing Shares of Restricted Stock granted pursuant to this Plan may bear a legend such as the following or as otherwise determined by the Committee in its sole discretion:

        "The sale or transfer of Shares of stock represented by this certificate, whether voluntary, involuntary, or by operation of law, is subject to certain restrictions on transfer as set forth in the

W.W. Grainger, Inc. 2010 Incentive Plan, and in the associated Award Agreement. A copy of this Plan and such Award Agreement may be obtained from W.W. Grainger, Inc."

        8.6    Voting Rights.    Unless otherwise determined by the Committee and set forth in a Participant's Award Agreement, to the extent permitted or required by law, as determined by the Committee, Participants holding Shares of Restricted Stock granted hereunder may be granted the right to exercise full voting rights with respect to those Shares during the Period of Restriction. A Participant shall have no voting rights with respect to any Restricted Stock Units granted hereunder.

        8.7    Termination of Employment.    Each Award Agreement shall set forth the extent to which the Participant shall have the right to retain Restricted Stock and/or Restricted Stock Units following termination of the Participant's employment with or provision of services to the Company, its Affiliates, and/or its Subsidiaries, as the case may be. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the Award Agreement entered into with each Participant, need not be uniform among all Shares of Restricted Stock or Restricted Stock Units issued pursuant to this Plan, and may reflect distinctions based on the reasons for termination.

        8.8    Section 83(b) Election.    The Committee may provide in an Award Agreement that the Award of Restricted Stock is conditioned upon the Participant making or refraining from making an election with respect to the Award under Code Section 83(b). If a Participant makes an election pursuant to Code Section 83(b) concerning a Restricted Stock Award, the Participant shall be required to file promptly a copy of such election with the Company.

Article 9. Performance Shares/Performance Units

        9.1    Grant of Performance Shares/Performance Units.    Subject to the terms and provisions of this Plan, the Committee, at any time and from time to time, may grant Performance Shares and/or Performance Units to Participants in such amounts and upon such terms as the Committee shall determine.

        9.2    Value of Performance Shares/Performance Units.    Each Performance Share shall have an initial value equal to the Fair Market Value of a Share as of the date of grant. Each Performance Unit shall have an initial value that is established by the Committee at the time of grant (for example, the Committee could grant 10,000 units to a participant and determine their value at $1.00 per unit). The Committee shall set performance goals in its discretion which, depending on the extent to which they are met, will determine the number and/or value of Performance Shares/Performance Units that will be paid out to the Participant.

        9.3    Earning of Performance Shares/Performance Units.    Subject to the terms of this Plan, after the applicable Performance Period has ended, the holder of Performance Shares/Performance Units shall be entitled to receive payout on the value and number of Performance Shares/Performance Units earned by the Participant over the Performance Period, to be determined as a function of the extent to which the corresponding performance goals have been achieved.

        9.4    Form and Timing of Payment of Performance Shares/Performance Units.    Payment of earned Performance Shares/Performance Units shall be as determined by the Committee and as evidenced in the Award Agreement. Subject to the terms of this Plan, the Committee, in its sole discretion, may pay earned Performance Shares/Performance Units in the form of Shares or in cash (or in a combination thereof) equal to the value of the earned Performance Shares/Performance Units at the close of the applicable Performance Period, or as soon as practicable after the end of the Performance Period. Any Shares may be granted subject to any restrictions deemed appropriate by the Committee. The determination of the Committee with respect to the form of payout of such Awards shall be set forth in the Award Agreement pertaining to the grant of the Award.

        9.5    Termination of Employment.    Each Award Agreement shall set forth the extent to which the Participant shall have the right to retain Performance Shares and/or Performance Units following termination of the Participant's employment with or provision of services to the Company, its Affiliates, and/or its Subsidiaries, as the case may be. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the Award Agreement entered into with each Participant, need not be uniform among all Awards of Performance Shares or Performance Units issued pursuant to this Plan, and may reflect distinctions based on the reasons for termination.

        9.6    Transferability of Performance Shares/Performance Units.    Except as otherwise provided in a Participant's Award Agreement or otherwise determined at any time by the Committee, Performance Shares/Performance Units may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, except as otherwise provided in a Participant's Award Agreement or otherwise determined at any time by the Committee, a Participant's rights under this Plan shall be exercisable during his lifetime only by such Participant.

Article 10. Cash-Based Awards and Other Stock-Based Awards

        10.1    Grant of Cash-Based Awards.    Subject to the terms and provisions of this Plan, the Committee, at any time and from time to time, may grant Cash-Based Awards to Participants in such amounts and upon such terms, including the achievement of specific performance goals, as the Committee may determine.

        10.2    Other Stock-Based Awards.    The Committee may grant other types of equity-based or equity-related Awards not otherwise described by the terms of this Plan (including the grant or offer for sale of unrestricted Shares) in such amounts and subject to such terms and conditions, as the Committee shall determine. Such Awards may involve the transfer of actual Shares to Participants, or payment in cash or otherwise of amounts based on the value of Shares and may include, without limitation, Awards designed to comply with or take advantage of the applicable local laws of jurisdictions other than the United States.

        10.3    Value of Cash-Based and Other Stock-Based Awards.    Each Cash-Based Award shall specify a payment amount or payment range as determined by the Committee. Each Other Stock-Based Award shall be expressed in terms of Shares or units based on Shares, as determined by the Committee. The Committee may establish performance goals in its discretion. If the Committee exercises its discretion to establish performance goals, the number and/or value of Cash-Based Awards or Other Stock-Based Awards that will be paid out to the Participant will depend on the extent to which the performance goals are met.

        10.4    Payment of Cash-Based Awards and Other Stock-Based Awards.    Payment, if any, with respect to a Cash-Based Award or an Other Stock-Based Award shall be made in accordance with the terms of the Award, in cash or Shares as the Committee determines.

        10.5    Termination of Employment.    The Committee shall determine the extent to which the Participant shall have the right to receive Cash-Based Awards or Other Stock-Based Awards following termination of the Participant's employment with or provision of services to the Company, its Affiliates, and/or its Subsidiaries, as the case may be. Such provisions shall be determined in the sole discretion of the Committee, such provisions may be included in an Award Agreement entered into with each Participant, but need not be uniform among all Awards of Cash-Based Awards or Other Stock-Based Awards issued pursuant to this Plan, and may reflect distinctions based on the reasons for termination.

        10.6    Transferability of Cash-Based and Other Stock-Based Awards.    Except as otherwise determined by the Committee, neither Cash-Based Awards nor Other Stock-Based Awards may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, except as otherwise provided by the Committee, a Participant's rights under this Plan, if exercisable, shall be exercisable during his lifetime only by such Participant. With respect to those Cash-Based Awards or Other Stock-Based Awards, if any, that are permitted to be transferred to another individual, references in this Plan to exercise or payment of such Awards by or to the Participant shall be deemed to include, as determined by the Committee, the Participant's permitted transferee.

Article 11. Performance Measures

        11.1    Performance Measures.    The performance goals upon which the payment or vesting of an Award to a Covered Employee (other than a Covered Employee Annual Incentive Award awarded or credited pursuant to Article 12) that is intended to qualify as Performance-Based Compensation shall be limited to the following Performance Measures:

  a)
  Net sales or revenue growth;

  b)
  Return measures (including, but not limited to return on invested capital, assets, capital, equity, sales);

  c)
  Gross profit margin;

  d)
  Operating expense ratios;

  e)
  Operating expense targets;

  f)
  Productivity ratios;

  g)
  Operating income;

  h)
  Gross or operating margins;

  i)
  Earnings before or after taxes, interest, depreciation and/or amortization;

  j)
  Net earnings or net income (before or after taxes);

  k)
  Earnings per share;

  l)
  Cash flow (including, but not limited to, operating cash flow, free cash flow, cash flow return on equity, and cash flow return on investment);

  m)
  Working capital targets;

  n)
  Capital expenditures;

  o)
  Share price (including, but not limited to, growth measures and total shareholder return);

  p)
  Appreciation in the fair market value or book value of the common stock;

  q)
  Economic value added (net operating profit after tax minus the sum of capital multiplied by the cost of the capital);

  r)
  Total stockholder return;

  s)
  Debt to equity ratio / debt levels;

  t)
  Customer satisfaction / service (relative improvement);

  u)
  Market share;

  v)
  Employee satisfaction / engagement;

  w)
  Employee retention / attrition;

  x)
  Safety;

  y)
  Diversity; and

  z)
  Inventory control / efficiency.

        Any Performance Measure(s) may be used to measure the performance of the Company, Affiliate, and/or Subsidiary as a whole or any business unit of the Company, Affiliate, and/or Subsidiary or any combination thereof, as the Committee may deem appropriate, or any of the above Performance Measures as compared to the performance of a group of comparator companies, or published or special index that the Committee, in its sole discretion, deems appropriate, or the Company may select Performance Measure (j) above as compared to various stock market indices. The Committee also has the authority to provide for accelerated vesting of any Award based on the achievement of performance goals pursuant to the Performance Measures specified in this Article 11.

        11.2    Evaluation of Performance.    The Committee may provide in any such Award that any evaluation of performance may include or exclude any of the following events that occurs during a Performance Period: (a) asset write-downs, (b) litigation or claim judgments or settlements, (c) the effect of changes in tax laws, accounting principles, or other laws or provisions affecting reported results, (d) any reorganization and restructuring programs, (e) extraordinary nonrecurring items as described in FASB Accounting Standards Codification 225-20—Extraordinary and Unusual Items and/or in Management's Discussion and Analysis of financial condition and results of operations appearing in the Company's annual report to shareholders for the applicable year, (f) acquisitions or divestitures, and (g) foreign exchange gains and losses. To the extent such inclusions or exclusions affect Awards to Covered Employees, they shall be prescribed in a form that meets the requirements of Code Section 162(m) for deductibility.

        11.3    Adjustment of Performance-Based Compensation.    Awards that are intended to qualify as Performance-Based Compensation may not be adjusted upward. The Committee shall retain the discretion to adjust such Awards downward, either on a formula or discretionary basis or any combination, as the Committee determines.

        11.4    Committee Discretion.    In the event that applicable tax and/or securities laws change to permit Committee discretion to alter the governing Performance Measures without obtaining shareholder approval of such changes, the Committee shall have sole discretion to make such changes without obtaining shareholder approval. In addition, in the event that the Committee determines that it is advisable to grant Awards that shall not qualify as Performance-Based Compensation, the Committee may make such grants without satisfying the requirements of Code Section 162(m) and base vesting on Performance Measures other than those set forth in Section 11.1.

Article 12. Covered Employee Annual Incentive Award

        12.1    Establishment of Incentive Pool.    The Committee may designate Covered Employees who are eligible to receive a monetary payment in any Plan Year based on a percentage of an incentive pool equal to five percent (5%) of the Company's Net Earnings for this Plan Year. The Committee shall allocate an incentive pool percentage to each designated Covered Employee for each Plan Year. In no event may (1) the incentive pool percentage for any one Covered Employee exceed one hundred percent (100%) of the total pool and (2) the sum of the incentive pool percentages for all Covered Employees cannot exceed one hundred percent (100%) of the total pool.

        12.2    Determination of Covered Employees' Portions.    As soon as possible after the determination of the incentive pool for a Plan Year, the Committee shall calculate each Covered Employee's allocated portion of the incentive pool based upon the percentage established at the beginning of this Plan Year. Each Covered Employee's incentive award then shall be determined by the Committee based on the Covered Employee's allocated portion of the incentive pool subject to adjustment in the sole discretion of the Committee. In no event may the portion of the incentive pool allocated to a Covered Employee be increased in any way, including as a result of the reduction of any other Covered Employee's allocated portion. The Committee shall retain the discretion to adjust such Awards downward.

Article 13. Nonemployee Director Awards

        The Board or Committee shall determine all Awards to Nonemployee Directors. The terms and conditions of any grant to any such Nonemployee Director shall be set forth in an Award Agreement.

Article 14. Substitution Awards

        Awards may be granted under the Plan from time to time in substitution for stock options and other awards held by employees or directors of other entities who are about to become Employees, whose employer is about to become an Affiliate as the result of a merger or consolidation of the Company with another corporation, or the acquisition by the Company of substantially all the assets of another corporation, or the acquisition by the Company of at least fifty percent (50%) of the issued and outstanding stock of another corporation as the result of which such other corporation will become a Subsidiary. The terms and conditions of the substitute Awards so granted may vary from the terms and conditions set forth in the Plan to such extent as the Board at the time of grant may deem appropriate for the plan to remain consistent with Code Section 409A, in whole or in part, to the provisions of the award in substitution for which they are granted.

Article 15. Dividend Equivalents

        Unless otherwise provided by the Committee, dividend equivalents shall be granted for each Full Value Award not entitled to dividends based on the dividends declared on Shares that are subject to such Full Value Award, to be credited as of dividend payment dates, during the period between the date the Full Value Award is granted and the date the Full Value Award is exercised, vests or expires. Such dividend equivalents shall be converted to cash or additional Shares by such formula and at such time and subject to such limitations as may be determined by the Committee. Under no circumstances may dividend equivalents be granted for any Option, SAR or Full Value Award dependent up on achievement of one or more Performance Measures.

Article 16. Beneficiary Designation

        Each Participant under this Plan may, from time to time, name any beneficiary or beneficiaries (who may be named contingently or successively) to whom any benefit under this Plan is to be paid in case of his death before he receives any or all of such benefit. Each such designation shall revoke all prior designations by the same Participant, shall be in a form prescribed by the Committee, and will be effective only when filed by the Participant in writing with the Company during the Participant's lifetime. In the absence of any such designation, benefits remaining unpaid at the Participant's death shall be paid to the Participant's estate.

Article 17 Rights of Participants

        17.1    Employment.    Nothing in this Plan or an Award Agreement shall interfere with or limit in any way the right of the Company, its Affiliates, and/or its Subsidiaries, to terminate any Participant's employment or service on the Board or to the Company at any time or for any reason not prohibited by law, nor confer upon any Participant any right to continue his employment or service as a Director for any specified period of time.

        Neither an Award nor any benefits arising under this Plan shall constitute an employment contract with the Company, its Affiliates, and/or its Subsidiaries and, accordingly, subject to Articles 3 and 19, this Plan and the benefits hereunder may be terminated at any time in the sole and exclusive discretion of the Committee without giving rise to any liability on the part of the Company, its Affiliates, and/or its Subsidiaries.

        17.2    Participation.    No individual shall have the right to be selected to receive an Award under this Plan, or, having been so selected, to be selected to receive a future Award.

        17.3    Rights as a Shareholder.    Except as otherwise provided herein, a Participant shall have none of the rights of a shareholder with respect to Shares covered by any Award until the Participant becomes the record holder of such Shares.

Article 18. Change in Control

        Except as otherwise provided at the time of grant in the certificate, notice or agreement relating to a particular Award, if a Change in Control occurs, then:

  (i)
  the Participant's Restricted Stock, Restricted Stock Units, Performance Units, Performance Shares, Cash-Based Awards, Other Stock-Based Awards, or Covered Employee Annual Incentive Awards that were forfeitable shall, unless otherwise determined by the Committee, become nonforfeitable and, to the extent applicable, shall be converted into Shares; provided, that for any Award which is performance-based, it shall be assumed for purposes of determining such payout or conversion that performance was "at target" for the applicable Performance Period, and

  (ii)
  any unexercised Option or SAR, whether or not exercisable on the date of such Change in Control, shall thereupon be fully exercisable and may be exercised, in whole or in part.

Article 19. Amendment, Modification, Suspension, and Termination

        19.1    Amendment, Modification, Suspension, and Termination.    Subject to Section 19.3, the Committee may, at any time and from time to time, alter, amend, modify, suspend, or terminate this Plan and any Award Agreement in whole or in part; provided, however, that, without the prior approval of the Company's shareholders and except as provided in Section 4.4, Options or SARs issued under this Plan will not be repriced, replaced, or regranted through cancellation, or by lowering the Option Price of a previously granted Option or the Grant Price of a previously granted SAR, and no amendment of this Plan shall be made without shareholder approval if shareholder approval is required by law, regulation, or stock exchange rule, including, but not limited to, the Securities Exchange Act of 1934, as amended, the Internal Revenue Code of 1986, as amended, and, if applicable, the New York Stock Exchange Listed Company Manual rules.

        19.2    Adjustment of Awards Upon the Occurrence of Certain Unusual or Nonrecurring Events.    The Committee may make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events (it being understood that the events described in Section 4.4 shall result in mandatory adjustment) affecting the Company or the financial statements of the Company or of changes in applicable laws, regulations, or accounting principles, whenever the Committee determines that such adjustments are appropriate in order to prevent unintended dilution or enlargement of the benefits or potential benefits intended to be made available under this Plan. The determination of the Committee as to the foregoing adjustments, if any, shall be conclusive and binding on Participants under this Plan.

        19.3    Awards Previously Granted.    Notwithstanding any other provision of this Plan to the contrary (other than Section 19.4), no termination, amendment, suspension, or modification of this Plan or an Award Agreement shall adversely affect in any material way any Award previously granted under this Plan, without the written consent of the Participant holding such Award.

        19.4    Amendment to Conform to Law.    Notwithstanding any other provision of this Plan to the contrary, the Board of Directors may amend the Plan or an Award Agreement, to take effect retroactively or otherwise, as deemed necessary or advisable for the purpose of conforming the Plan or an Award Agreement to any present or future law relating to plans of this or similar nature (including, but not limited to, Code Section 409A), and to the administrative regulations and rulings promulgated thereunder.

Article 20. Withholding

        20.1    Tax Withholding.    The Company shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company, the minimum statutory amount to satisfy federal, state, and local taxes, domestic or foreign, required by law or regulation to be withheld with respect to any taxable event arising as a result of this Plan.

        20.2    Share Withholding.    With respect to withholding required upon the exercise of Options or SARs, upon the lapse of restrictions on Restricted Stock and Restricted Stock Units, or upon the achievement of performance goals related to Performance Shares, or any other taxable event arising as a result of an Award granted hereunder, Participants may elect, subject to the approval of the Committee, to satisfy the withholding requirement, in whole or in part, by having the Company withhold Shares having a Fair Market Value on the date the tax is to be determined equal to the minimum statutory total tax that could be imposed on the transaction. All such elections shall be irrevocable, made in writing or electronically, and signed or acknowledged electronically by the Participant, and shall be subject to any restrictions or limitations that the Committee, in its sole discretion, deems appropriate.

Article 21. Successors

        All obligations of the Company under this Plan with respect to Awards granted hereunder shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.

Article 22. General Provisions

        22.1    Forfeiture Events.

  (a)
  The Committee may specify in an Award Agreement that the Participant's rights, payments, and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture, or recoupment upon the occurrence of certain specified events, in addition to any otherwise applicable vesting or performance conditions of an Award. Such events may include, but shall not be limited to, termination of employment for cause, termination of the Participant's provision of services to the Company, Affiliate, and/or Subsidiary, violation of material Company, Affiliate, and/or Subsidiary policies, breach of noncompetition, confidentiality, or other restrictive covenants that may apply to the Participant, or other conduct by the Participant that is detrimental to the business or reputation of the Company, its Affiliates, and/or its Subsidiaries.

  (b)
  If the Company is required to prepare an accounting restatement due to the material noncompliance of the Company, as a result of misconduct, with any financial reporting requirement under the securities laws, if the Participant knowingly or grossly negligently engaged in the misconduct, or knowingly or grossly negligently failed to prevent the misconduct, or if the Participant is one of the individuals subject to automatic forfeiture under Section 304 of the Sarbanes-Oxley Act of 2002, the Participant shall reimburse the Company the amount of any payment in settlement of an Award earned or accrued during the twelve-(12-) month period following the first public issuance or filing with the United States Securities and Exchange Commission (whichever just occurred) of the financial document embodying such financial reporting requirement.

        22.2    Legend.    The certificates for Shares may include any legend which the Committee deems appropriate to reflect any restrictions on transfer of such Shares.

        22.3    Gender and Number.    Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine, the plural shall include the singular, and the singular shall include the plural.

        22.4    Severability.    In the event any provision of this Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of this Plan, and this Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

        22.5    Requirements of Law.    The granting of Awards and the issuance of Shares under this Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

        22.6    Delivery of Title.    The Company shall have no obligation to issue or deliver evidence of title for Shares issued under this Plan prior to:

  (a)
  Obtaining any approvals from governmental agencies that the Company determines are necessary or advisable; and

  (b)
  Completion of any registration or other qualification of the Shares under any applicable national or foreign law or ruling of any governmental body that the Company d etermines to be necessary or advisable.

        22.7    Inability to Obtain Authority.    The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

        22.8    Investment Representations.    The Committee may require any individual receiving Shares pursuant to an Award under this Plan to represent and warrant in writing that the individual is acquiring the Shares for investment and without any present intention to sell or distribute such Shares.

        22.9    Employees Based Outside of the United States.    Notwithstanding any provision of this Plan to the contrary, in order to comply with the laws in other countries in which the Company, its Affiliates, and/or its Subsidiaries operate or have Employees and/or Directors, the Committee, in its sole discretion, shall have the power and authority to:

  (a)
  Determine which Affiliates and/or Subsidiaries shall be covered by this Plan;

  (b)
  Determine which Employees and/or Directors outside the United States are eligible to participate in this Plan;

  (c)
  Modify the terms and conditions of any Award granted to Employees and/or Directors outside the United States to comply with applicable foreign laws;

  (d)
  Establish subplans and modify exercise procedures and other terms and procedures, to the extent such actions may be necessary or advisable. Any subplans and modifications to Plan terms and procedures established under this Section 22.9 by the Committee shall be attached to this Plan document as appendices; and

  (e)
  Take any action, before or after an Award is made, that it deems advisable to obtain approval or comply with any necessary local government regulatory exemptions or approvals.

        Notwithstanding the above, the Committee may not take any actions hereunder, and no Awards shall be granted, that would violate applicable law.

        22.10    Uncertificated Shares.    To the extent that this Plan provides for issuance of certificates to reflect the transfer of Shares, the transfer of such Shares may be effected on an uncertificated basis, to the extent not prohibited by applicable law or the rules of any stock exchange.

        22.11    Unfunded Plan.    Participants shall have no right, title, or interest whatsoever in or to any investments that the Company, and/or its Affiliates, and/or its Subsidiaries may make to aid it in meeting its obligations under this Plan. Nothing contained in this Plan, and no action taken pursuant to its provisions, shall create or be construed to create a trust of any kind, or a fiduciary relationship between the Company and any Participant, beneficiary, legal representative, or any other individual. To the extent that any person acquires a right to receive payments from the Company, its Affiliates, and/or its Subsidiaries under this Plan, such right shall be no greater than the right of an unsecured general creditor of the Company, an Affiliate, or a Subsidiary, as the case may be. All payments to be made hereunder shall be paid from the general funds of the Company, an Affiliate, or a Subsidiary, as the case may be and no special or separate fund shall be established and no segregation of assets shall be made to assure payment of such amounts except as expressly set forth in this Plan.

        22.12    No Fractional Shares.    No fractional Shares shall be issued or delivered pursuant to this Plan or any Award. The Committee shall determine whether cash, Awards, or other property shall be issued or paid in lieu of fractional Shares or whether such fractional Shares or any rights thereto shall be forfeited or otherwise eliminated.

        22.13    Retirement and Welfare Plans.    Neither Awards made under this Plan nor Shares or cash paid pursuant to such Awards, except pursuant to Covered Employee Annual Incentive Awards, may be included as "compensation" for purposes of computing the benefits payable to any Participant under the Company's or any Affiliate's or Subsidiary's retirement plans (both qualified and non-qualified) or welfare benefit plans unless such other plan expressly provides that such compensation shall be taken into account in computing a Participant's benefit.

22.14  Compliance with Code Section 409A.

  (a)
  In General. The Plan is intended to be administered in a manner consistent with the requirements, where applicable, of Code Section 409A. Where reasonably possible and practicable, the Plan shall be administered in a manner to avoid the imposition on Participants of immediate tax recognition and additional taxes pursuant to such Section 409A. Notwithstanding the foregoing, neither the Company nor the Committee shall have any liability to any person in the event such Section 409A applies to any such Award in a manner that results in adverse tax consequences for the Participant or any of his beneficiaries or transferees.

  (b)
  Elective Deferrals. No elective deferrals or re-deferrals of compensation (as defined under Code Section 409A and/or guidance thereto) other than in regard to Restricted Stock Units are permitted under this Plan.

  (c)
  Applicable Requirements. To the extent any of the Awards granted under this Plan are deemed "deferred compensation" and hence subject to Code Section 409A, the following rules shall apply to such Awards:

  (i)
  Mandatory Deferrals. If the Company decides that the payment of compensation under this Plan shall be deferred within the meaning of Code Section 409A, then, except as provided pursuant to Treas. Reg. 1.409A-1(b)(4)(ii), at grant of the Award to which such compensation payment relates, the Company shall specify the date(s) at which such compensation will be paid in the Award Agreement.

  (ii)
  Initial Deferral Elections. For Awards of Restricted Stock Units where the Participant is given the opportunity to elect the timing and form of the payment of the underlying Shares at some future time once any requirements have been satisfied, the Participant must make his or her initial deferral election for such Award in accordance with the requirements of Code Section 409A, i.e., within thirty (30) days of first becoming eligible to receive such award or prior to the start of the year in which the Award is granted to the Participant, in each case pursuant to the requirements of Code Section 409A and Treas. Reg. Section 1.409A-2.

  (iii)
  Subsequent Deferral Elections. To the extent the Company or Committee decides to permit compensation subject to Code Section 409A to be re-deferred pursuant to

      Treas. Reg. 1.409A-2(b), then the following conditions must be met: (1) such election will not take effect until at least 12 months after the date on which it is made; (2) in the case of an election not related to a payment on account of disability, death, or an unforeseeable emergency, the payment with respect to which such election is made must be deferred for a period of not less than five years from the date such payment would otherwise have been paid; and, (3) any election related to a payment at a specified time or pursuant to a fixed schedule (within the meaning of Treas. Reg. 1.409A-3(a)(4)) must be made not less than 12 months before the date the payment is scheduled to be paid.

    (iv)
    Timing of Payments. Payment(s) of compensation that is subject to Code Section 409A shall only be made upon an event or at a time set forth in Treas. Reg. 1.409A-3, i.e., the Participant's separation from service, the Participant's becoming disabled, the Participant's death, at a time or a fixed schedule specified in the Plan or an Award Agreement, a change in the ownership or effective control of the corporation, or in the ownership of a substantial portion of the assets of the corporation, or the occurrence of an unforeseeable emergency.

    (v)
    Certain Delayed Payments. Notwithstanding the foregoing, to the extent an amount was intended to be paid such that it would have qualified as a short-term deferral under Code Section 409A and the applicable regulations, then such payment is or could be delayed if the requirements of Treas. Reg. 1.409A-1(b)(4)(ii) are met.

    (vi)
    Acceleration of Payment. Any payment made under this Plan to which Code Section 409A applies may not be accelerated, except in accordance with Treas. Reg. 1.409A-3(j)(4), i.e., upon a Participant's separation from service, the Participant becomes disabled, the Participant's death, a change of ownership or effective control, or in the ownership of a substantial portion of the assets, or upon an unforeseeable emergency (all as detailed in Treas. Reg. 1.409A-3(a)).

    (vii)
    Payments upon a Change in Control. Notwithstanding any provision of this Plan to the contrary, to the extent an Award subject to Code Section 409A shall be deemed to be vested or restrictions lapse, expire or terminate upon the occurrence of a Change in Control and such Change in Control does not constitute a "change in the ownership or effective control" or a "change in the ownership or a substantial portion of the assets" of the Company within the meaning of Code Section 409A(a)(2)(A)(v), then even though such Award may be deemed to be vested or restrictions lapse, expire or terminate upon the occurrence of the Change in Control or any other provision of this Plan, payment will be made, to the extent necessary to comply with the provisions of Code Section 409A, to the Participant on the earliest of: (i) the Participant's "separation from service" with the Company (determined in accordance with Code Section 409A), (ii) the date payment otherwise would have been made pursuant to the regular payment terms of the Award in the absence of any provisions in this Plan to the contrary (provided such date is permissible under Code Section 409A), or (iii) the Participant's death.

    (viii)
    Payments to Specified Employees. Payments due to a Participant who is a "specified employee" within the meaning of Code Section 409A on account of the Participant's "separation from service" with the Company (determined in accordance with Code

      Section 409A) shall be made on the date that is six months after the date of Participant's separation from service or, if earlier, the Participant's date of death.

  (d)
  Deferrals to Preserve Deductibility under Code Section 162(m). The Committee may postpone the exercising of Awards, the issuance or delivery of Shares under any Award or any action permitted under the Plan to prevent the Company or any Subsidiary from being denied a Federal income tax deduction with respect to any Award other than an ISO as a result of Code Section 162(m), in accordance with Treas. Reg. 1.409A-1(b)(4)(ii). In such case, payment of such deferred amounts must be made as soon as reasonably practicable following the first date on which the Company and/or Subsidiary anticipates or reasonably should anticipate that, if the payment were made on such date, the Company's and/or Subsidiary's deduction with respect to such payment would no longer be restricted due to the application of Code Section 162(m).

  (e)
  Determining "Controlled Group". In order to determine for purposes of Code Section 409A whether a Participant or eligible individual is employed by a member of the Company's controlled group of corporations under Code Section 414(b) (or by a member of a group of trades or businesses under common control with the Company under Code Section 414(c)) and, therefore, whether the Shares that are or have been purchased by or awarded under this Plan to the Participant are shares of "service recipient" stock within the meaning of Code Section 409A:

  (i)
  In applying Code Section 1563(a)(1), (2) and (3) for purposes of determining the Company's controlled group under Code Section 414(b), the language "at least 50 percent" is to be used instead of "at least 80 percent" each place it appears in Code Section 1563(a)(1), (2) and (3);

  (ii)
  In applying Treasury Regulation Section 1.414(c)-2 for purposes of determining trades or businesses under common control with the Corporation for purposes of Code Section 414(c), the language "at least 50 percent" is to be used instead of "at least 80 percent" each place it appears in Treasury Regulation Section 1.414(c)-2; and

  (iii)
  Notwithstanding the above, to the extent that the Company finds that legitimate business criteria exist within the meaning of Treas. Reg. 1.409A-1(b)(5)(iii)(E)(1), then the language "at least 50 percent" in clause (i) and (ii) above shall instead be "at least 20 percent."

        22.15    Nonexclusivity of this Plan.    The adoption of this Plan shall not be construed as creating any limitations on the power of the Board or Committee to adopt such other compensation arrangements as it may deem desirable for any Participant.

        22.16    No Constraint on Corporate Action.    Nothing in this Plan shall be construed to: (i) limit, impair, or otherwise affect the Company's or an Affiliate's or a Subsidiary's right or power to make adjustments, reclassifications, reorganizations, or changes of its capital or business structure, or to merge or consolidate, or dissolve, liquidate, sell, or transfer all or any part of its business or assets; or, (ii) limit the right or power of the Company or an Affiliate or a Subsidiary to take any action which such entity deems to be necessary or appropriate.

        22.17    Governing Law.    The Plan and each Award Agreement shall be governed by the laws of the State of Illinois excluding any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of this Plan to the substantive law of another jurisdiction. Unless otherwise provided in the Award Agreement, recipients of an Award under this Plan are deemed to submit to the exclusive jurisdiction and venue of the federal or state courts of Illinois to resolve any and all issues that may arise out of or relate to this Plan or any related Award Agreement.

        22.18    Effect of Disposition of Facility or Operating Unit.    In the event that the Company or any of its Affiliates and/or Subsidiaries closes or disposes of the facility at which a Participant is located or the Company or any of its Affiliates and/or Subsidiaries diminish or eliminate ownership interests in any operating unit of the Company or any of its Affiliates and/or Subsidiaries so that such operating unit ceases to be majority owned by the Company or any of its Affiliates and/or Subsidiaries, then, with respect to Awards held by Participants who subsequent to such event will not be Employees, the Committee may, to the extent consistent with Code Section 409A (if applicable), (i) accelerate the exercisability of Awards to the extent not yet otherwise exercisable or remove any restrictions applicable to any Awards; and (ii) extend the period during which Awards will be exercisable to a date subsequent to the date when such Awards would otherwise have expired by reason of the termination of such Participant's employment with the Company or any of its Affiliates and/or Subsidiaries (but in no event to a date later than the expiration date of the Awards or the fifth anniversary of the transaction in which such facility closes or operating unit ceases). If the Committee takes no special action with respect to any disposition of a facility or an operating unit, then the terms and conditions of the Award Agreement and the other terms and conditions of this Plan shall control.

        22.19    Indemnification.    Subject to requirements of Illinois law, each individual who is or shall have been a member of the Board, or a Committee appointed by the Board, or an officer of the Company to whom authority was delegated in accordance with Article 3, shall be indemnified and held harmless by the Company against and from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him in connection with or resulting from any claim, action, suit, or proceeding to which he may be a party or in which he or she may be involved by reason of any action taken or failure to act under this Plan and against and from any and all amounts paid by him in settlement thereof, with the Company's approval, or paid by him in satisfaction of any judgment in any such action, suit, or proceeding against him, provided he shall give the Company an opportunity, at its own expense, to handle and defend the same before he undertakes to handle and defend it on his own behalf, unless such loss, cost, liability, or expense is a result of his own willful misconduct or except as expressly provided by statute.

        The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such individuals may be entitled under the Company's Certificate of Incorporation or By-laws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

002CS-1A415

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: Signature (Joint Owners) Signature [PLEASE SIGN WITHIN BOX] Date Date To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below. 0000047106_1 R2.09.05.010 For Withhold For All All All Except The Board of Directors recommends that you vote FOR the following: 1. Election of Directors Nominees 01 Brian P. Anderson 02 Wilbur H. Gantz 03 V. Ann Hailey 04 William K. Hall 05 Stuart L. Levenick 06 John W. McCarter, Jr. 07 Neil S. Novich 08 Michael J. Roberts 09 Gary L. Rogers 10 James T. Ryan 11 E. Scott Santi 12 James D. Slavik W.W. GRAINGER, INC. 100 GRAINGER PARKWAY LAKE FOREST, IL 60045 VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. Electronic Delivery of Future PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. The Board of Directors recommends you vote FOR the following proposal(s): For Against Abstain 2 Proposal to ratify the appointment of Ernst & Young LLP as independent auditor for the year ending December 31, 2010. 3 Proposal to approve the 2010 Incentive Plan. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer. For address change/comments, mark here. (see reverse for instructions)

0000047106_2 R2.09.05.010 Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement, Annual Report is/ are available at www.proxyvote.com . W.W. GRAINGER, INC. Annual Meeting of Shareholders April 28, 2010 10:00 AM This proxy is solicited by the Board of Directors The undersigned hereby appoints James T. Ryan and Ronald L. Jadin, and each of them, proxies of the undersigned with full power of substitution to represent the undersigned and to vote all of the shares of the Common Stock of W.W. Grainger, Inc. which the undersigned is entitled to vote at the Annual Meeting of Shareholders of W.W. Grainger, Inc. to be held on April 28, 2010 and at any and all adjournments thereof, with all the powers the undersigned would possess if personally present and voting thereat. A majority of said proxies or substitutes who shall be present at the meeting may exercise all powers hereunder. All proxies will be voted as specified. If no specification is made, the proxy will be voted FOR items 1, 2, and 3. The proxy holders reserve the right to cumulate votes and cast such votes in favor of the election of some or all of the applicable director nominees in their sole discretion. (If you noted any Address Changes and/or Comments above, please mark corresponding box on the reverse side.) Address change/comments: Continued and to be signed on reverse side This material is being sent to you by reason of your participation in one or more of the following plans available to eligible employees of W.W. Grainger, Inc. and/or its subsidiaries: W.W. Grainger, Inc. Employees’ Profit Sharing Plan W.W. Grainger, Inc. 401(k) Plan Employee Stock Purchase Plan

<STOCK#> 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000004 MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 0 2 4 5 5 4 1 MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND C 1234567890 J N T Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. X 015E8B 1 U PX + Annual Meeting Proxy Card . Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below Please sign exactly as your name or names appear hereon. Joint owners should each sign personally. If signing in a fiduciary or representative capacity, give full title. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. Date (mm/dd/yyyy) — Please print date below. + Change of Address — Please print your new address below. MANAGEMENT RECOMMENDS A VOTE "FOR" ITEMS 1, 2 AND 3. For Against Abstain 2. Proposal to ratify the appointment of Ernst & Young LLP as independent auditor for the year ending December 31, 2010. 3. Proposal to approve the 2010 Incentive Plan. Meeting Attendance Mark the box to the right if you plan to attend the Annual Meeting. 01 - Brian P. Anderson 02 - Wilbur H. Gantz 03 - V. Ann Hailey 06 - John W. McCarter, Jr. 07 - Neil S. Novich 08 - Michael J. Roberts 11 - E. Scott Santi 12 - James D. Slavik 1. Election of Directors: For Withhold For Withhold 04 - William K. Hall 09 - Gary L. Rogers 05 - Stuart L. Levenick 10 - James T. Ryan For Withhold For Against Abstain 4. In their discretion upon such other matters as may properly come before the meeting. [1]IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. Electronic Voting Instructions You can vote by Internet or telephone! Available 24 hours a day, 7 days a week! Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy. VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR. Proxies submitted by the Internet or telephone must be received by 1:00 a.m., Central Time, on April 28, 2010. Vote by Internet • Log on to the Internet and go to www.investorvote.com/gww • Follow the steps outlined on the secured website. Vote by telephone • Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada any time on a touch tone telephone. There is NO CHARGE to you for the call. • Follow the instructions provided by the recorded message. 1234 5678 9012 345

100 Grainger Parkway, Lake Forest, Illinois 60045-5201 SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS Proxy for Annual Meeting of Shareholders, April 28, 2010 The undersigned hereby appoints James T. Ryan and Ronald L. Jadin, and each of them, proxies of the undersigned with full power of substitution to represent the undersigned and to vote all of the shares of the Common Stock of W.W. Grainger, Inc. which the undersigned is entitled to vote at the Annual Meeting of Shareholders of W.W. Grainger, Inc. to be held on April 28, 2010 and at any and all adjournments thereof, with all the powers the undersigned would possess if personally present and voting. A majority of proxies or substitutes who shall be present at the meeting may exercise all powers hereunder. All proxies will be voted as specified. If no specification is made, the proxy will be voted FOR items 1, 2 and 3. The proxy holders reserve the right to cumulate votes and cast such votes in favor of the election of some or all of the applicable director nominees in their sole discretion. (Continued and to be voted, signed and dated on reverse side.) Proxy - W.W. Grainger, Inc. IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.